Exhibit 99.3

[Translation]

Note:	This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail.

Securities Code: 8754

NIPPONKOA Insurance Co., Ltd.

7-3, Kasumigaseki 3-chome, Chiyoda-ku, Tokyo 100-8965, Japan

December 1, 2009

Dear Shareholder:

I would like to cordially invite you to attend an Extraordinary Shareholders Meeting, to be held as described below.

If you are unable to attend the meeting but wish to exercise your voting rights, please review Attachments 1 and 2, Reference Materials for the Shareholders Meeting, and exercise your rights either in writing or via the Internet by no later than 5:00 P.M. on December 21, 2009 (Monday).

To exercise voting rights in writing

Please indicate your approval or disapproval on the enclosed Voting Rights Exercise Form and return it to us by mail so that it reaches us by the above deadline.

To exercise voting rights via the Internet

Please access the website for exercising voting rights at <http://www.evote.jp/> from your computer or mobile phone, enter your Login ID and temporary password, which you will find on the enclosed Voting Rights Exercise Form, and then follow the instructions on the screen to indicate your approval or disapproval. Before exercising your voting rights via the Internet, please also read the Information on Exercising Voting Rights set out in section 4 of page 2 of this notice.

If you attend the meeting, please hand in the Voting Rights Exercise Form at the reception.

Sincerely,

Makoto Hyodo
President and Chief Executive Officer

Notice Concerning Your Health and Influenza

Because influenza continues to be a concern, we ask that shareholders who attend the meeting please ensure on the day that they have not contracted the flu and are in good health, and that you take any precautions you consider appropriate, such as wearing a mask.

We also trust you will kindly cooperate with any measures we consider appropriate on the day at the meeting venue.

NOTICE OF CONVOCATION OF

EXTRAORDINARY SHAREHOLDERS MEETING

1. Date & Time	10 A.M. on Tuesday, December 22, 2009

2. Place	Conference Room, 13th Floor
NIPPONKOA Insurance Co., Ltd., Head Office
7-3, Kasumigaseki 3-chome, Chiyoda-ku, Tokyo

3.	Meeting Agenda

Items to be resolved

Company Proposals—Item 1 and Item 2

Item 1:	Approval of the Share Exchange Plan between the Company and Sompo Japan Insurance Inc.

Item 2:	Partial Amendments to Articles of Incorporation

Shareholder Proposal—Item 3

Item 3:	Dismissal of Four Directors—Makoto Hyodo, Masaya Futamiya, Yuichi Yamaguchi, and Kazuo Hashimoto

The details of the shareholder proposal (Agenda Item 3) are set out on page 80 of Attachment 1, Reference Materials for the Shareholders Meeting.

Agenda Item 3 is conditional on the rejection of Agenda Item 1 (Company proposal concerning business integration with Sompo Japan Insurance Inc.). If Agenda Item 1 is approved and adopted by the Extraordinary Shareholders Meeting, Agenda Item 3 will not be brought up.

4.	Information on Exercising Voting Rights

(1)	Where to find amendments, if they are made, to the Reference Materials for the Shareholders Meeting and the attached documents

If we need to amend information described in the Reference Materials for the Shareholders Meeting, we will notify you of the amendments by putting them on our website (<http://www.nipponkoa.co.jp/gms/>).

(2)	Points to consider in exercising voting rights by proxy

Under the Company’s Articles of Incorporation, to exercise your voting rights by proxy, another Company shareholder entitled to exercise his, her, or its voting rights must provide the Company with a document (a letter of proxy, for example) that proves the power of proxy.

As a further means of proving the proxy, one of the following should also be submitted, together with the letter of proxy signed and sealed by you:

(i)	A Voting Rights Exercise Form sent to you from the Company;

(ii)	A certificate with your seal impression (in which case an impression of that seal must be affixed to the letter of proxy); or

(iii)	A copy of an official item of personal identification, such as your driver’s license or any type of health insurance card, by which your name and address can be confirmed

(3)	Treatment of voting rights exercised more than once, such as in writing and via the Internet

If voting rights are exercised more than once, such as both in writing and via the Internet, the vote via the Internet will be treated as valid.

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(4)	Treatment of voting rights exercised more than once via the Internet

If voting rights are exercised more than once, for example via the Internet, the votes exercised last will be treated as valid.

(5)	Information on exercising voting rights via the Internet

(i)	Website for exercising voting rights

(a)	Exercising voting rights via the Internet is allowed only by accessing our designated website for exercising voting rights (<http://www.evote.jp/>) from your computer or mobile phone (i-mode, EZweb, Yahoo! Keitai*). (However, the service is not provided between 2:00 A.M. and 5:00 A.M.)

*	i-mode, EZweb and Yahoo! Keitai are trademarks or registered trademarks of NTT DOCOMO, INC., KDDI Corporation, and Yahoo! Inc. (US), respectively.

(b)	Computer settings relating to Internet access (such as a firewall, anti-virus software, or a proxy server) might affect your ability to exercise voting rights online.

(c)	To exercise voting rights via a mobile phone, please use i-mode, EZweb or Yahoo! Keitai. For security purposes, however, this service is only available for models compatible with encrypted communications (SSL) and that can transmit mobile phone information, so it might not be possible to exercise votes using this method depending on the phone’s functions.

(d)	Voting rights exercised via the Internet must be received by 5 P.M. on the day before the date of the Shareholders Meeting (Monday, December 21, 2009), so we encourage you to vote well in advance. If anything is unclear, please contact our Help Desk (details below).

(ii)	How to exercise voting rights via the Internet

(a)	On the website for exercising voting rights (<http://www.evote.jp/>), enter your Login ID and temporary password, which you will find on the enclosed Voting Rights Exercise Form, and then follow the instructions on the screen to indicate your approval or disapproval.

(b)	To prevent unauthorized access by third parties (“impersonation”) and the falsifying of information in relation to exercising your voting rights, you will be requested to change your temporary password on the website for exercising voting rights.

(c)	You will be informed of a new Login ID and temporary password whenever a shareholders meeting is convened. Your Login ID, temporary password, and the password you change your temporary password to are important for personally identifying you as a shareholder, so please take sufficient care in storing them safely away from others.

(iii)	Costs incurred in accessing the website for exercising voting rights

Each shareholder will be responsible for bearing the costs he, she, or it incurs in accessing the website for exercising voting rights (dialup connection fees, telephone fees, etc.). Using a mobile phone requires the payment of fees per packet of data communicated as well as other additional fees. Shareholders who use mobile phones will therefore also be responsible for those fees.

Help Desk for Inquiries

Corporate Agency Division (Help Desk)
Mitsubishi UFJ Trust and Banking Corporation
Tel: 0120-173-027	(Hours of Operation: 9:00–21:00, toll free)

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[Translation]

Note: This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail.

Securities Code: 8754

Attachment 1

Reference Materials for Shareholders Meeting

Contents

<Company Proposals—Item 1 and Item 2>

Agenda Item 1: Page 1 ~ 78 of this booklet and Attachment 2

Agenda Item 2: page 79 of this booklet

<Shareholder Proposal—Item 3>

Agenda Item 3: page 80 of this booklet

<For Reference>

Q&A concerning Business Integration: page 81 ~ 85 of this booklet

NIPPONKOA Insurance Co., Ltd.

Reference Materials for Shareholders Meeting

Agenda Items and Reference Materials

Company Proposals

Agenda Item 1 and Item 2 are proposed by the Company.

Item 1:	Approval for Share Exchange Plan between the Company and Sompo Japan Insurance, Inc.

The Company wishes to establish a joint holding company, NKSJ Holdings, Inc. (the “Joint Holding Company”), effective as of April 1, 2010, jointly with Sompo Japan Insurance Inc. (“SOMPO JAPAN”, and collectively with the Company, the “Parties”) through a share exchange (the “Share Exchange”) as a result of which the Joint Holding Company will hold 100% of the shares of the Parties and the businesses of the Parties will be integrated (the “Business Integration”).

Agenda Item 1 is proposed to seek approval for the share exchange plan prepared by the Parties (the “Share Exchange Plan”), the details of which are described in Attachment 2, Exhibit of Agenda Item 1, in the Reference Materials for Shareholders Meeting, for the purpose of the Business Integration.

The Parties intend to promptly file an application to list the Joint Holding Company to the First Section of the Tokyo Stock Exchange and Osaka Securities Exchange upon the Business Integration. Shares of the Joint Holding Company to be listed on the Tokyo Stock Exchange or the Osaka Securities Exchange will be allotted and delivered for shares of the Company at a prescribed share exchange ratio.

1.	Reason for the Share Exchange

In the face of the declining birthrate and aging society—the significant challenges Japan faces in the medium to long-term period—as well as of increased risks associated with depopulating society, deteriorating global climate change, and in response to the diversified consumer demands amidst the individuals’ lifestyle changes, companies are urged to take proper actions and contribute to social safety and to customers’ sense of security.

Based on this shared perspective, SOMPO JAPAN and the Company decided to establish a “new solution service group which provides customers with security and service of the highest quality and contribute to social welfare,” while sharing as a unitary group the strengths nurtured through 120 years of their respective history.

2.	Summary of the Share Exchange Plan

A summary of the Share Exchange Plan is described in “Share Exchange Plan (Copy)” in Attachment 2, Exhibit of Agenda Item 1, in the Reference Materials for Shareholders Meeting.

3.	Provisions with respect to matters set out in Article 773, Paragraph 1, Items 5 and 6 of the Corporation Law

(1)	For the purpose of establishing the Joint Holding Company, which will come to hold 100% of the shares of the Parties through the Share Exchange, the Parties have determined the share exchange ratio at which a certain number of shares of common stock of the Joint Holding Company will be allotted and delivered for each share of the Parties, which will be wholly-owned subsidiaries of the Joint Holding Company upon the Share Exchange (the “Share Exchange Ratio”) as follows.

(i)	Share Exchange Ratio

0.9 shares of common stock of the Joint Holding Company will be allotted and delivered for each share of common stock of the Company, and one share of common stock of the Joint Holding Company will be allotted and delivered for each share of common stock of SOMPO JAPAN.

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The Joint Holding Company’s stock trading unit will be 1,000 shares of common stock. The Parties’ current stock trading unit is 1,000 shares of common stock. The Share Exchange Ratio may be changed through mutual consultation of both Parties if there are material changes in any of the conditions upon which the ratio has been determined.

(ii)	Calculation Basis regarding the Share Exchange Ratio

(a)	Calculation basis

In order to ensure the fairness of the Parties’ respective calculation of the share exchange ratio to be used in the Share Exchange, the Company requested Merrill Lynch Japan Securities Co., Ltd. (“BofA Merrill Lynch”) and Mitsubishi UFJ Securities Co., Ltd. (“Mitsubishi UFJ Securities”), and SOMPO JAPAN requested Nomura Securities Co., Ltd. (“Nomura Securities”), Mizuho Securities Co., Ltd. (“Mizuho Securities”) and Goldman Sachs Japan Co., Ltd. (“Goldman Sachs”), to perform fairness analyses relating to the calculation of the share exchange ratio in connection with the business integration.

BofA Merrill Lynch, considering the trends of the market share prices, forecasts and other aspects of the performance of the Company and SOMPO JAPAN, conducted its valuation using a market price analysis, a comparable companies analysis and a discounted cash flow (“DCF”) analysis, and the Board of Directors of the Company received a valuation report from BofA Merrill Lynch on July 29, 2009. (Please see Note on page 4 through 5.) The market price analysis was based (1) on the closing price of each company on July 24, 2009 (the “Record Date (i)”) and the average closing prices of each company for the one-month, three-month and six-month periods up to and including the Record Date (i) and (2) on the closing prices of each company on March 11, 2009 (the “Record Date (ii)”), the business day immediately prior to the day on which the Share Exchange of the Company and SOMPO JAPAN was reported by newspapers, and the average closing prices for the one-month, three-month and six-month periods up to and including the Record Date (ii). The table below sets forth the primary methodologies that BofA Merrill Lynch used in its valuations of the Company and SOMPO JAPAN, along with the ranges of share exchange ratios obtained as a result of such valuations are set forth below. (The following ranges represent the number of shares of the Company to be transferred for one share of the Joint Holding Company, assuming that each share of SOMPO JAPAN is to be transferred for one share of the Joint Holding Company.)

	Methodology	Range of Share Exchange Ratios
1-1	Market Price Analysis (Record Date (i))	0.85 ~ 1.01
1-2	Market Price Analysis (Record Date (ii))	1.01 ~ 1.44
2	Comparable Companies Analysis	0.62 ~ 0.96
3	DCF Analysis	0.72 ~ 1.29

On July 29, 2009, the board of directors of the Company received from BofA Merrill Lynch a written opinion in Japanese that, based upon and subject to the factors and assumptions, matters considered and limits of review set forth in its written opinion, as of such date, the share exchange ratio was fair, from a financial point of view, to the holders of shares of the Company common stock, other than SOMPO JAPAN and its affiliates. (A copy of the written opinion has been posted on the Company’s website at (http://www.nipponkoa.co.jp/gms/). Please also see the Note on page 4 through 5.) BofA Merrill Lynch’s written opinion and financial analyses on which the opinion is based (including the ranges of share exchange ratios above) are based on information that was available to BofA Merrill Lynch and on

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economic conditions as they existed on July 29, 2009, as well as on certain other assumption set forth in the written opinion. Please read the full text of BofA Merrill Lynch’s opinion, which has been posted on the Company’s website and which contains many of the assumptions BofA Merrill Lynch made, the matters it considered and the limitations on the review it undertook in connection with the delivery of its opinion.

Because the common stock of each of the Parties has a market price, Mitsubishi UFJ Securities has adopted the average market price method, as well as the comparable peer company method based on the revised net assets and the dividend discount model analysis method (the “DDM Method”), for calculating the share exchange ratio. The calculation results based on each method are as follows. The calculation range of the share exchange ratio shows the range of the number of shares of the Joint Holding Company’s common stock to be allotted for each share of common stock of the Company, assuming that one share of common stock of the Joint Holding Company will be allotted for each share of SOMPO JAPAN’s common stock.

	Adopted Method	Calculation Range of Share Exchange Ratio
(1)	Average Market Price Method (Record Date (i))	0.773 ~ 1.121
(2)	Average Market Price Method (Record Date (ii))	0.613 ~ 1.571
(3)	Comparable Peer Company Method	0.710 ~ 0.862
(4)	DDM Method	0.773 ~ 1.114

In the average market price method, the closing stock price has been applied for the periods of one month and three months on and until the record date of July 27, 2009 (the “Record Date” (i)) and for any day after March 16, 2009 (one business day after the announcement on the Memorandum of Understanding), as well as for the period of one month, three months and six months on and until the record date of March 11, 2009 (the “Record Date” (ii)) (one business day before March 12, 2009, when there were press reports speculating about the business integration).

Mitsubishi UFJ Securities has used the information provided by the Parties, in addition to publicly available information, to conduct its analysis. Mitsubishi UFJ Securities has not conducted any independent verification of the accuracy and completeness of this information, but rather has assumed that all such materials and information are accurate and complete. In addition, Mitsubishi UFJ Securities has not made any independent evaluation, appraisal or assessment of the assets or liabilities (including contingent liabilities) of either party or their affiliates, nor has Mitsubishi UFJ Securities independently analyzed or assessed each individual asset and liability. Mitsubishi UFJ Securities has not appointed any third party for appraisal or assessment. Mitsubishi UFJ Securities calculated the share exchange ratio based on information and economic conditions up to and as of July 27, 2009, and Mitsubishi UFJ Securities assumes that the financial projections (including the profit plan and other information) reported by the Parties have been rationally prepared on the basis of the best possible estimates and judgment currently available from the management of each Party.

(b)	Determination of the Share Exchange Ratio

The Company and SOMPO JAPAN considered various factors, including the financial conditions, asset conditions and future outlook of the Parties, and engaged in careful deliberation concerning the share exchange ratio, and in the process, the Company referred to the results of analyses of BofA Merrill Lynch and Mitsubishi UFJ Securities, and SOMPO JAPAN referred to the results of analyses of Nomura Securities, Mizuho Securities and Goldman Sachs. On July 29, 2009, the Parties concluded that the share exchange ratio mentioned above is appropriate, and agreed on the ratio.

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Furthermore, the Company obtained an opinion from BofA Merrill Lynch and Mitsubishi UFJ Securities dated July 29, 2009, stating that from a financial point of view, the agreed share exchange ratio is fair to the shareholders of the Company, subject to the conditions set forth hereunder and certain other conditions. Also, SOMPO JAPAN obtained opinions from Nomura Securities and Mizuho Securities, dated July 29, 2009, stating that from a financial point of view, the agreed share exchange ratio is fair to the shareholders of SOMPO JAPAN, subject to the conditions set forth hereunder and certain other conditions. SOMPO JAPAN has also received an opinion from Goldman Sachs, dated July 29, 2009, stating that from a financial point of view, the agreed share exchange ratio of one share of common stock of the Joint Holding Company to be issued in exchange for each share of common stock of SOMPO JAPAN is fair to the shareholders of SOMPO JAPAN, subject to the conditions set forth hereunder and certain other conditions.

(c)	Relationship with entities that performed fairness analyses

Neither BofA Merrill Lynch nor Mitsubishi UFJ Securities, the institutions that performed fairness analyses relating to the calculation of the share exchange ratio for the Company, constitutes a related party with respect to the Company, and none of them has a material interest in the reorganization.

Furthermore, none of Nomura Securities, Goldman Sachs nor Mizuho Securities, the institutions that performed fairness analyses relating to the calculation of the share exchange ratio for SOMPO JAPAN, is a related party of SOMPO JAPAN, and none of them has a material interest in the reorganization contemplated in this document.

(Note) Both the valuation report and the written opinion delivered by BofA Merrill Lynch were prepared solely for the use of the Board of Directors of the Company in connection with its evaluation of the share exchange ratio for the Share Exchange, and may not be used or relied upon for any other purpose. BofA Merrill Lynch has made qualitative judgments as to the significance and relevance of each analysis and each factor considered in the course of preparing these documents. Accordingly, BofA Merrill Lynch believes that its analysis must be considered as a whole and that selecting portions of its analysis and factors, without considering all analyses and factors, could create an incomplete view of the processes underlying such analysis and opinion. In its analysis, BofA Merrill Lynch made numerous assumptions with respect to the Company, SOMPO JAPAN, industry performance and regulatory environment, general business, economic, market and financial conditions, as well as other matters, many of which are beyond the control of the Company and involve the application of complex methodologies and educated judgment. No company, business or transaction used in any analysis as a comparison is identical to the Company, SOMPO JAPAN, or the Share Exchange. Analyses relating to the value of businesses or securities are not appraisals and may not reflect the present or future prices at which businesses, companies or securities may actually be sold, which may be significantly different from those suggested by those analysis. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. BofA Merrill Lynch has not undertaken an independent evaluation of the solvency or fair value of the Company or of SOMPO JAPAN, and has assumed, with the consent of the Company, that certain accounting and tax-related procedures will be followed in connection with this transaction. BofA Merrill Lynch has assumed that in the course of obtaining the necessary regulatory consents or approvals for this transaction, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed by the relevant authorities that will have a material adverse affect on the contemplated benefits of this transaction. In connection with the preparation of the written opinion, BofA Merrill Lynch has not been authorized by the Company or its Board of Directors to solicit, nor has it solicited, third-party indications of interest for the acquisition of all or any part of the Company.

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The Company has agreed to indemnify BofA Merrill Lynch for certain liabilities arising out of its engagement. BofA Merrill Lynch has, in the past, provided financial advisory and financial services to the Company and SOMPO JAPAN and has received, and may receive, fees for the rendering of such services. Further, in the ordinary course of business, BofA Merrill Lynch or its affiliates may actively trade the common stock or other securities of the Company, as well as the common stock or other securities of SOMPO JAPAN for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Neither the valuation report nor the written opinion delivered by BofA Merrill Lynch address the merits of the underlying decision by the Company to engage in this transaction or constitutes a recommendation to any stockholder of the Company as to how such stockholder should vote on (or whether any opposing stockholder should exercise its statutory opposition rights of appraisal in respect of) this transaction or any matter related thereto. In addition, BofA Merrill Lynch has not been asked to address, nor do the valuation report or the written opinion address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company other than the holders of the common stock of the Company. BofA Merrill Lynch does not express any opinion herein as to the prices at which shares of the Company, SOMPO JAPAN or the Joint Holding Company will trade following the announcement or consummation of this transaction, or as to the appropriateness of the trade of any such shares.

(2)	The Parties have determined that the Joint Holding Company to be established upon the Share Exchange shall have the following stated capital and reserve amounts:

(i)	The stated capital and reserve amounts of the Joint Holding Company

Amount of stated capital:	100 billion yen
Amount of capital reserve:	25 billion yen
Amount of retained earnings reserve:	0 yen

(ii)	The stated capital and reserve amounts of the Joint Holding Company mentioned above have been determined within the scope of Article 52 of the Corporate Calculation Regulations through mutual consultation of the Parties, comprehensively taking into account the capital policy of the Joint Holding Company.

4.	Provisions with respect to matters set out in Article 773, Paragraph 1, Items 9 and 10 of the Corporation Law with respect to share options set out in Article 808, Paragraph 3, Item 3 of the Corporation Law issued by the Company or SOMPO JAPAN

The Joint Holding Company has decided to deliver to the holders of the share options issued by the Company or SOMPO JAPAN set forth in items 1 through 22 under Column 1 of the table below that is stated or recorded in the final share option registry of the Company or SOMPO JAPAN as of the day immediately preceding the day when the Share Exchange comes into effect, in exchange for the relevant share options, the same number of share options of the Joint Holding Company set forth in items 1 through 22 under Column 2 of the table below.

After considering the terms and conditions of the share options and the Share Exchange Ratio, and from the perspective of equally protecting the rights of shareholders and holders of share options, the Parties have decided through mutual consultation to allot to the holders of the share options issued by the Company or SOMPO JAPAN substantially the same number of share options under substantially the same terms and conditions as the relevant share options held as of the day immediately preceding the day when the Share Exchange comes into effect.

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	Column 1		Column 2
	Share Options Issued by the Company or SOMPO JAPAN		Joint Holding Company’s Share Options to be Delivered
	Name	Terms and Conditions	Name	Terms and Conditions

(1)	Sompo Japan Insurance Inc. 1st Issue Share Options	Set forth in Exhibit 2	NKSJ Holdings, Inc. 1st Issue Share Options	Set forth in Exhibit 3

(2)	Sompo Japan Insurance Inc. 2nd Issue Share Options	Set forth in Exhibit 4	NKSJ Holdings, Inc. 2nd Issue Share Options	Set forth in Exhibit 5

(3)	Sompo Japan Insurance Inc. 4th Issue Share Options	Set forth in Exhibit 6	NKSJ Holdings, Inc. 3rd Issue Share Options	Set forth in Exhibit 7

(4)	Sompo Japan Insurance Inc. 5th Issue Share Options	Set forth in Exhibit 8	NKSJ Holdings, Inc. 4th Issue Share Options	Set forth in Exhibit 9

(5)	Sompo Japan Insurance Inc. 6th Issue Share Options	Set forth in Exhibit 10	NKSJ Holdings, Inc. 5th Issue Share Options	Set forth in Exhibit 11

(6)	Sompo Japan Insurance Inc. 7th Issue Share Options	Set forth in Exhibit 12	NKSJ Holdings, Inc. 6th Issue Share Options	Set forth in Exhibit 13

(7)	Sompo Japan Insurance Inc. 8th Issue Share Options	Set forth in Exhibit 14	NKSJ Holdings, Inc. 7th Issue Share Options	Set forth in Exhibit 15

(8)	Sompo Japan Insurance Inc. 9th Issue Share Options	Set forth in Exhibit 16	NKSJ Holdings, Inc. 8th Issue Share Options	Set forth in Exhibit 17

(9)	Sompo Japan Insurance Inc. 10th Issue Share Options	Set forth in Exhibit 18	NKSJ Holdings, Inc. 9th Issue Share Options	Set forth in Exhibit 19

(10)	Sompo Japan Insurance Inc. 11th Issue Share Options	Set forth in Exhibit 20	NKSJ Holdings, Inc. 10th Issue Share Options	Set forth in Exhibit 21

(11)	Sompo Japan Insurance Inc. 12th Issue Share Options	Set forth in Exhibit 22	NKSJ Holdings, Inc. 11th Issue Share Options	Set forth in Exhibit 23

(12)	Sompo Japan Insurance Inc. 13th Issue Share Options	Set forth in Exhibit 24	NKSJ Holdings, Inc. 12th Issue Share Options	Set forth in Exhibit 25

(13)	Sompo Japan Insurance Inc. 14th Issue Share Options	Set forth in Exhibit 26	NKSJ Holdings, Inc. 13th Issue Share Options	Set forth in Exhibit 27

(14)	Sompo Japan Insurance Inc. 15th Issue Share Options	Set forth in Exhibit 28	NKSJ Holdings, Inc. 14th Issue Share Options	Set forth in Exhibit 29

(15)	Sompo Japan Insurance Inc. 16th Issue Share Options	Set forth in Exhibit 30	NKSJ Holdings, Inc. 15th Issue Share Options	Set forth in Exhibit 31

(16)	Sompo Japan Insurance Inc. 17th Issue Share Options	Set forth in Exhibit 32	NKSJ Holdings, Inc. 16th Issue Share Options	Set forth in Exhibit 33

(17)	Nipponkoa Insurance Co., Ltd. March 2005 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 34 and 46	NKSJ Holdings, Inc. 17th Issue Share Options	Set forth in Exhibits 35 and 47

(18)	Nipponkoa Insurance Co., Ltd. March 2006 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 36 and 46	NKSJ Holdings, Inc. 18th Issue Share Options	Set forth in Exhibits 37 and 47

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	Column 1		Column 2
	Share Options Issued by the Company or SOMPO JAPAN		Joint Holding Company’s Share Options to be Delivered
	Name	Terms and Conditions	Name	Terms and Conditions
(19)	Nipponkoa Insurance Co., Ltd. March 2007 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 38 and 48	NKSJ Holdings, Inc. 19th Issue Share Options	Set forth in Exhibits 39 and 49

(20)	Nipponkoa Insurance Co., Ltd. March 2008 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 40 and 48	NKSJ Holdings, Inc. 20th Issue Share Options	Set forth in Exhibits 41 and 49

(21)	Nipponkoa Insurance Co., Ltd. March 2009 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 42 and 48	NKSJ Holdings, Inc. 21st Issue Share Options	Set forth in Exhibits 43 and 49

(22)	Nipponkoa Insurance Co., Ltd. October 2007 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 44 and 48	NKSJ Holdings, Inc. 22nd Issue Share Options	Set forth in Exhibits 45 and 49

Note:	Exhibits listed under the “Terms and Conditions” column refer to exhibits to the Share Exchange Plan (Copy).

5.	Matters regarding SOMPO JAPAN

(1)	Financial documents for the last fiscal year (ended in March 2009) of SOMPO JAPAN

Details of SOMPO JAPAN’s financial documents for the fiscal year ended in March 2009 are described in pages 20 through 78 of this document.

(2)	Event arisings after April 1, 2009 that materially affect SOMPO JAPAN’s corporate assets

N/A

6.	Events arising after April 1, 2009 that materially affect the Company’s corporate assets

N/A

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7.	Matters concerning Director of the Holding Company prescribed in Article 74 of Ordinance for Enforcement of Companies Act

The directors of the Holding Company will be the following persons.

Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
Makoto Hyodo (Jan. 25, 1945)	Apr. 1967	Entered the Company	(1) 49,000 shares (2) 0 shares (3) 44,100 shares
	Jun. 1991	General Manager of First Metropolitan Production Dept. of the Company
	Jun. 1993	General Manager of Fukushima Branch of the Company
	Jun. 1995	General Manager of Hiroshima Branch of the Company
	Apr. 1998	General Manager of Fourth Corporate Production Dept. of the Company
	Jun. 1999	Executive Officer and General Manager of Fourth Corporate Production Dept. of the Company
	Jun. 2000	Executive Officer and Executive General Manager of Tohoku Headquarters (Tohoku-eigyo-hombu) of the Company
	Apr. 2001	Executive Officer and Executive General Manager of Tohoku Headquarters (Tohoku—hombu) of the Company
	Dec. 2001	Executive Officer and Executive General Manager of Tohoku
Headquarters and General Manager of Iwate Branch of the Company
	Mar. 2002	Managing Executive Officer and General Manager of Fifth Production Dept. of the Company
	Apr. 2002	Managing Executive Officer of the Company
	Jun. 2004	Senior Managing Executive Officer of the Company
	Jun. 2005	Representative Director & Executive Deputy President of the Company
	Apr. 2007	President & Chief Executive Officer of NIPPONKOA (present)
Representative status at other juridical entities:
Chairman of NIPPONKOA Welfare Foundation

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Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
Masatoshi Sato (Mar. 2, 1949)	Apr. 1972	Entered The Yasuda Fire & Marine Insurance Co., Ltd. (“YFMI”) (Currently SOMPO JAPAN)	(1) 0 shares (2) 47,693 shares (3) 47,693 shares
	Apr. 1994	Branch Manager, Yamanashi Branch of YFMI
	Apr. 1996	Manager, System Planning Department of YFMI
	Apr. 1997	Manager, Information Systems Department of YFMI
	Apr. 1999	Office Manager, Presidential Staff Office, Manager, New Business Development Office of YFMI
	Jul. 1999	Office Manager, Presidential Staff Office of YFMI
	Jun. 2000	Director, Office Manager, Presidential Staff Office of YFMI
	Jun. 2001	Director, Executive Officer, Manager, Information Systems Department of YFMI
	Apr. 2002	Director, Managing Executive Officer of YFMI
	Jul. 2004	Director, Managing Executive Officer, Manager, Corporate Business Planning Department of SOMPO JAPAN
	Dec. 2004	Director, Managing Executive Officer, Manager, Commercial Risk Solutions Department, Manager, Corporate Business Planning Department of SOMPO JAPAN
	Jan. 2005	Director, Managing Executive Officer, Manager, Corporate Business Planning Department of SOMPO JAPAN
	Apr. 2005	Director, Managing Executive Officer of SOMPO JAPAN
	Jun. 2006	President and Chief Executive Officer, President and Senior Managing Executive Officer of SOMPO JAPAN (present)
Representative status at other juridical entities:
• Chairman, Sompo Fine Art Foundation,
• Chairman, Sompo Japan Foundation
• Chairman, Sompo Japan Environment Foundation
Responsibilities in SOMPO JAPAN
Overall management

9

Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
Akira Genma (Aug. 1, 1934)	Apr. 1959	Entered Shiseido Company, Limited	(1) 0 shares (2) 0 shares (3) 0 shares
	Feb. 1987	Director, General Manager of Chainstore Business Department of Shiseido Company, Limited
	Feb. 1988	Director, General Manager of Chainstore Business Department, Chainstore Business Division of Shiseido Company, Limited
	Jun. 1990	Executive Director, Deputy Chief Officer of Cosmetic Division of Shiseido Company, Limited
	Jun. 1992	Senior Executive Director, Chief Officer of Cosmetic Division of Shiseido Company, Limited
	Jun. 1995	Senior Executive Director of Shiseido Company, Limited
	Jun. 1996	Executive Vice President of Shiseido Company, Limited
	Jun. 1997	Representative Director and President of Shiseido Company, Limited
	Jun. 2001	Representative Director and Chairman of Shiseido Company, Limited
	Jun. 2003	Senior Adviser of Shiseido Company, Limited (present)
	Jun. 2004	Outside Director of KONAMI CORPORATION (present)
	Mar. 2006	Outside Director of Kirin Holdings Company, Limited (present)

Tsunehisa Katsumata (Mar. 29, 1940)	Apr. 1963	Entered Tokyo Electric Power Company, Incorporated	(1) 0 shares (2) 0 shares (3) 0 shares
	Jun. 1993	General Manager of Corporate Planning Department of Tokyo Electric Power Company, Incorporated
	Jun. 1996	Director, General Manager of Corporate Planning Department of Tokyo Electric Power Company, Incorporated
	Jun. 1997	Director in charge of Corporate Planning Department, Business Management Department and Corporate Affairs Department of Tokyo Electric Power Company, Incorporated
	Jun. 1998	Managing Director of Tokyo Electric Power Company, Incorporated
	Jun. 1999	Executive Vice President of Tokyo Electric Power Company, Incorporated
	Jun. 2001	Executive Vice President, General Manager of Business Development Department of Tokyo Electric Power Company, Incorporated
	Oct. 2002	President of Tokyo Electric Power Company, Incorporated
	Jun. 2006	Outside Director of KDDI CORPORATION (present)
	Jun. 2008	Representative Director and Chairman of Tokyo Electric Power Company, Incorporated (present)
Representative status at other juridical entities:
Representative Director and Chairman of Tokyo Electric Power Company, Incorporated

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Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
Seiichi Asaka (Dec. 24, 1942)	Apr. 1965	Entered NSK Ltd.	(1) 0 shares (2) 0 shares (3) 0 shares
	Oct. 1990	Head of Business Department of Business Development Division HQ of NSK Ltd.
	Jun. 1994	Director & Vice Head of Precision Machinery Business Division HQ of NSK Ltd.
	Jun. 1997	Senior Vice President & Head of Bearing Business Division HQ of NSK Ltd.
	Jun. 1998	Senior Vice President & General Manager for Europe of NSK Ltd.
	Jun. 1999	Senior Vice President (shikko yakuin jomu) & General Manager for Europe of NSK Ltd.
	Jun. 2000	Representative Director & Executive Vice President, General Manager for Europe of NSK Ltd.
	Jun. 2002	President and Chief Executive Officer of NSK Ltd.
	Jun. 2004	President &Chief Executive Officer, Chairman of Nomination Committee of NSK Ltd.
	Jun. 2009	Chairman of NSK Ltd. (present)

Sumitaka Fujita (Dec. 24, 1942)	Apr. 1965	Entered ITOCHU Corporation	(1) 0 shares (2) 0 shares (3) 0 shares
	Oct. 1994	General Manager of Corporate Planning & Administration Division of ITOCHU Corporation
	Jun. 1995	Executive Director of ITOCHU Corporation
	Apr. 1997	Senior Executive Director of ITOCHU Corporation
	Jul. 1998	Senior Executive Director, Representative Director of ITOCHU Corporation
	Apr. 1999	Chief Executive Director, Representative Director of ITOCHU Corporation
	Apr. 2001	Vice President, Representative Director of ITOCHU Corporation
	Apr. 2006	Vice Chairman, Representative Director of ITOCHU Corporation
	Jun. 2006	Vice Chairman of ITOCHU Corporation
	Jun. 2007	Director of Orient Corporation (present)
	Jun. 2008	Special Advisor of ITOCHU Corporation (present)
	Jun. 2008	Outside Auditor of NIPPONKOA Insurance Company, Limited (present)
	Jun. 2008	Outside Director of The Furukawa Electric Co., Ltd. (present)
	Jun. 2009	Outside Director of Nippon Sheet Glass Co., Ltd. (present)

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Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
Yoshiharu Kawabata (Dec.6, 1945)	Apr. 1970	Admitted to the Japanese Bar	(1) 0 shares (2) 0 shares (3) 0 shares
	Apr. 1980	Established Kasumigaseki-Sogo Law Offices
	Apr. 1988	Executive Vice President of Daini Tokyo Bar Association
	Apr. 1988	Executive Governor of Kanto Federation of Bar Associations
	Apr. 1989	Executive Governor of Japan Federation of Bar Associations
	Apr. 2000	President of Daini Tokyo Bar Association
	Apr. 2000	Vice President of Japan Federation of Bar Associations
	Sep. 2005	Professor of Omiya Law School (present)
	Sep. 2006	Chairman of the Nomination and Compensation Committee of SOMPO JAPAN (present)

Yasuhide Fujii (Dec. 10, 1951)	Apr. 1974	Entered the Company	(1) 36,150 shares (2) 0 shares (3) 32,535 shares
	Jun. 1998	General Manager of Reinsurance Dept. of the Company
	Apr. 2003	General Manager of Accounting Dept. of the Company
	Apr. 2005	Executive Officer of the Company
	Apr. 2006	Managing Executive Officer of the Company
	Jun. 2007	Director and Managing Executive Officer of the Company (present)
Responsibilities in the Company
Risk Management, General Affairs, Accounting

Yuichi Yamaguchi (Apr. 8, 1952)	Apr. 1976	Entered the Company	(1) 18,000 shares (2) 0 shares (3) 16,200 shares
	Apr. 2001	General Manager of Okayama Branch of the Company
	Oct. 2001	General Manager of Osaka Minami Branch of the Company
	Mar. 2004	General Manager of Nagoya Branch of the Company
	Jun. 2005	General Manager of Claims Management Dept. of the Company
	Jun. 2006	Executive Officer and General Manager of Claims Management Dept. of the Company
	Jun. 2008	Managing Executive Officer and General Manager of Claims Management Dept. of the Company
	Aug. 2008	Managing Executive Officer of the Company
	Jun. 2009	Director, Managing Executive Officer of the Company (present)
Responsibilities in the Company
Quality Control, Corporate Planning (other than IR), Business Integration Planning

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Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
George C. Olcott (May 7, 1955)	Jul. 1986	Entered S.G. Warburg & Co., Ltd.	(1) 0 shares (2) 0 shares (3) 0 shares
	Nov. 1991	Director of S.G. Warburg & Co., Ltd.
	Sep. 1993	Executive Director, Equity Capital Market Group, S.G. Warburg Securities London
	Apr. 1997	Head of Tokyo branch, SBC Warburg
	Apr. 1998	Vice President, LTCB-UBS-Brinson Asset Management
	Feb. 1999	President, UBS Asset management (Japan)
	Feb. 1999	President, Japan UBS Brinson
	Jun. 2000	Managing Director, Equity Capital Market, UBS Warburg Tokyo
	Sep. 2001	Cambridge Judge Business School
	Mar. 2005	FME Teaching Fellow of Cambridge Judge Business School
	Mar. 2008	Senior Fellow of Cambridge Judge Business School (present))
	Jun. 2008	Outside Director of Nippon Sheet Glass Co., Ltd. (present)

Kengo Sakurada (Feb. 11, 1956)	Apr. 1978	Entered The Yasuda Fire & Marine Insurance Co., Ltd. (“YFMI”) (Currently SOMPO JAPAN)	(1) 0 shares (2)15,365 shares (3)15,365 shares
	Dec. 2000	Manager, Consolidated Planning Department of YFMI
	Apr. 2001	Manager, Consolidated Planning Department, Manager, DAI-ICHI LIFE Office Integration Planning Department of YFMI
	Apr. 2002	Manager, Business Strategy Planning Department of YFMI
	Jun. 2002	Manager, Corporate Planning Department of YFMI
	Jul. 2005	Executive Officer, Manager, Financial Institutions Department of SOMPO JAPAN
	Apr. 2007	Managing Executive Officer of SOMPO JAPAN
	Jun. 2007	Director, Managing Executive Officer of SOMPO JAPAN ( present)
Responsibilities in SOMPO JAPAN

Business Process & IT Integration Department, Renovation Planning Department, Automobile Underwriting Department, Personal Lines Underwriting Department, Personal Lines Underwriting Department Accident & Health Insurance Office, Special Fire Insurance Department, Marketing & Contact Center Planning Department, Saga Call Center Office, Sapporo Call Center Office, Business Process Planning Department, and IT Strategy Planning Department

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Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
Hiroyuki Yamaguchi (Feb.13, 1956)	Apr. 1979	Entered The Yasuda Fire & Marine Insurance Co., Ltd. (Currently SOMPO JAPAN)	(1) 0 shares (2)14,050 shares (3)14,050 shares
	Jul. 2002	Manager, Accounting Department of SOMPO JAPAN
	Oct. 2002	Manager, Accounting Department, and International Accounting Office of SOMPO JAPAN
	Dec.2002	Manager, Accounting Department of SOMPO JAPAN
	Jan. 2005	Manager, Accounting Department, and Commercial Risk Solutions Department of SOMPO JAPAN
	Apr. 2005	Manager, Commercial Risk Solutions Department of SOMPO JAPAN
	Apr. 2007	Executive Officer, Manager, Corporate Planning Department of SOMPO JAPAN
	Apr. 2009	Managing Executive Officer of SOMPO JAPAN
	Jun. 2009	Director, Managing Executive Officer of SOMPO JAPAN (present)
Responsibilities in SOMPO JAPAN
Corporate Planning Department, Integration Planning Department, Accounting Department, Accounting Processing Department

Notes:

1.	Mr. Makoto Hyodo is Chairman of NIPPONKOA Welfare Foundation. The Company has made donation to NIPPONKOA Welfare Foundation for the purpose of supporting research activities etc.

2.	Mr. Masatoshi Sato is Chairman of each of Sompo Fine Art Foundation, Sompo Japan Foundation and Sompo Japan Environment Foundation. SOMPO JAPAN has made donation to each of said foundations for the purpose of supporting research activities etc.

3.	Each of other candidates has no special interests in the Company or SOMPO JAPAN.

4.	Messrs. Akira Genma, Tsunehisa Katsumata, Seiichi Asaka, Sumitaka Fujita, Yoshiharu Kawabata and George C. Olcott are candidates for outside director.

5.	The reasons for which Messrs. Akira Genma, Tsunehisa Katsumata, Seiichi Asaka, Sumitaka Fujita, Yoshiharu Kawabata and George C. Olcott were selected as candidates for outside director are as set forth below, as well as the matters to be specially mentioned concerning candidates for outside director.

(1)	The motion was made to elect Mr. Akira Genma as an outside director because he is expected to make use of his abundant experience as a manager and his broad insight in the management of the Holding Company.

(2)	The motion was made to elect Mr. Tsunehisa Katsumata as an outside director because he is expected to make use of his abundant experience as a manager and his broad insight in the management of the Holding Company.

Tokyo Electric Power Company, Limited, where Mr. Katsumata serves as Director, received based on the data falsification and defective procedures occurred at its electricity generation facilities an administrative disposition from the Ministry of Economy, Trade and Industry (METI) pursuant to the Act on the Regulation of Nuclear Source Material, Nuclear Fuel Material and Reactors and Electricity Business Act and further received an administrative disposition from each of relevant city and regional development bureaus of the Ministry of Land, Infrastructure, Transport and Tourism pursuant to the River Act. Mr. Katsumata was not involved in either incident and repeatedly called attention to the

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importance of strengthening of compliance at meetings of the board of directors etc. and following the occurrence of the above incidents, he has issued instructions to take thorough measures to prevent recurrence of similar incidents.

(3)	The motion was made to elect Mr. Seiichi Asaka as an outside director because he is expected to make use of his abundant experience as a manager and his broad insight in the management of the Holding Company.

(4)	The motion was made to elect Mr. Sumitaka Fujita as an outside director because he is expected to make use of his abundant experience as a manager and his broad insight in the management of the Holding Company.

Itochu Corporation, where Mr. Fujita served as Director until June 2008, made public in March 2008 that inappropriate accounting treatment had occurred concerning transactions by an ex-employee which involved ethanol used for foreign-made drinks, and in October 2008 that inappropriate accounting treatment had occurred by Itochu Corporation concerning tri-nation trade transactions related to heavy machinery and mechanical equipment and materials. Mr. Fujita was not involved in either incident and repeatedly gave instructions to strengthen compliance and internal control at meetings of the board of directors etc., and following the occurrence of the above incidents, he issued instructions to take thorough measures to prevent recurrence of similar incidents.

Further, Furukawa Electric Co., Ltd., where Mr. Fujita serves as Outside Director, received in August 2008 a cancellation of JIS Mark Certification by Japan Quality Assurance Organization. This cancellation was issued on the grounds that calculation of the performance values that relate to quality with respect to a part of its products were made through the tests conducted in ways that differed from the JIS standards (said JIS MARK Certification was re-acquired in April 9, 2009). In March 2009 this company received from the Japan Fair Trade Commission cease and desist order and an order to pay an administrative fine based on the violation of Antimonopoly Act concerning the transactions related to the cross-linked highly foamed polyethylene sheets. Mr. Fujita was not involved in either incident, and at meetings of the board of directors etc., repeatedly called attention to the importance of strengthening of compliance. Following the occurrence of the above incidents, he has issued instructions to take thorough measures to prevent recurrence of similar incidents.

Moreover, the Company, where he serves as outside company auditor, received an order for business improvement under the Insurance Business Act from the Financial Services Agency in October 2009 on the basis of a delay in payment of insurance moneys due to insufficient or inappropriate response, although not intentionally. At meetings of the Board of Directors etc., Mr. Fujita repeatedly called attention to procuring proper operation of execution of business and following the occurrence of the above incident, he has demanded that thorough action be taken to prevent recurrence of similar incidents.

(5)	The motion was made to elect Mr. Yoshiharu Kawabata as an outside director because, despite his lack of experience in corporate management, he is expected to carry out in an appropriate manner the duties of an outside director based on his professional knowledge and experience as an attorney.

(6)	The motion was made to elect Mr. George C. Olcott as an outside director because he is expected to make use of his abundant experience as an erudite scholar and a manager and his broad insight in the management of the Holding Company.

6.	Contract for limitation of liability with each candidate for outside director

If Messrs. Akira Genma, Tsunehisa Katsumata, Seiichi Asaka, Sumitaka Fujita, Yoshiharu Kawabata and George C. Olcott are elected as outside directors, the Holding Company intends to execute a contract for limitation of liability with each of them that limits his liability to the Minimum Liability Amount which is provided for in Article 425, Paragraph 1 of the Companies Act regarding liability under Article 423, Paragraph 1 of the Companies Act in accordance with the Articles of Incorporation of the Holding Company.

15

The Company has entered into contracts for limitation of liability with Mr. Sumitaka Fujita, an outside company auditor of the Company, that limit his liability to the higher of 10,000,000 yen and the Minimum Liability Amount which is provided for in Article 425, Paragraph 1 of the Companies Act regarding liability under Article 423, Paragraph 1 of the Companies Act.

8.	Matters concerning Company Auditor of the Holding Company prescribed in Article 76 of Ordinance for Enforcement of Companies Act

Company Auditors of the Holding Company will be the following persons.

Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
Koichi Masuda (Jan. 23, 1944)	Sep. 1978	Partner of Shinwa audit corporation	(1) 0 shares (2) 0 shares (3) 0 shares
	Jul. 1992	Managing Partner of Asahi Shinwa audit corporation
	Oct. 1993	Asahi Shinwa audit corporation changed its name to Asahi & Co., Managing Director of Asahi & Co.
	Jul. 1995	Chief Executive of the Japanese Institute of Certified Public Accountants
	Jul. 2001	Deputy President of the Japanese Institute of Certified Public Accountants
	Jan. 2004	Asahi & Co. changed its name to KPMG AZSA & Co., Managing Partner of KPMG AZSA & Co.
	Jul. 2004	Deputy President of the Japanese Institute of Certified Public Accountants
	Jun. 2007	Retired from KPMG AZSA & Co.
	Jul. 2007	Chairman and President of the Japanese Institute of Certified Public Accountants (present)

Makiko Yasuda (Mar. 10, 1944)	Apr. 1973	Admitted to the Japanese Bar	(1) 0 shares (2) 0 shares (3) 0 shares
	Apr. 1973	Registered as Patent Attorney
	Apr. 1973	Entered Kyowa Patent and Law Office
	May 1980	Established Yasuda Law and Patent Office
	Apr. 1997	Executive Vice President of the Daiichi Tokyo Bar Association
	Apr. 1997	Executive Managing Director of Kanto Federation of Bar Associations
	Mar. 2000	Statutory Auditor of The Long-Term Credit Bank of Japan, Ltd. (currently called Shinsei Bank, Limited)
	Jun. 2006	Statutory Auditor of Shinsei Trust & Banking Co., Ltd. (present)

16

Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
Motoyoshi Nishikawa (Jan. 1, 1946)	Apr. 1968	Entered Yawata Iron & Steel Co., Ltd. (currently called Nippon Steel Corporation)	(1) 0 shares (2) 0 shares (3) 0 shares
	Jul. 1986	Head of General Administration Division of Nippon Steel Corporation
	Jun. 1987	Head of Legal Section of Nippon Steel Corporation
	Jun. 1993	General Manager of Legal Affairs Department of Nippon Steel Corporation
	Jun. 1997	Director of Nippon Steel Corporation
	Apr. 2001	Managing Director of Nippon Steel Corporation
	Apr. 2003	Director of Nippon Steel Corporation
	Jun. 2003	Executive Adviser (Chief Legal Counsel) of Nippon Steel Corporation
	Sep. 2006	Chairman of Business Audit and Compliance Committee of SOMPO JAPAN (present)
	Jul. 2007	Adviser of Nippon Steel Corporation (present)
	Jun. 2009	Corporate Auditor of NITTETSU-ELEX Co., Ltd. (present)

Atau Kadokawa (Jun. 28, 1947)	Apr. 1970	Entered the Company	(1)104,050 shares (2) 0 shares (3) 93,645 shares
	Apr. 1994	General Manager of the Americas Dept. of the Company
	Apr. 1997	General Manager of Risk Management Mission, General Affairs Dept. of the Company
	Jun. 1998	General Manager of General Affairs Dept. of the Company
	Apr. 2000	General Manager of General Affairs Dept. & IR Office of the Company
	Jun. 2000	Executive Officer and General Manager of General Affairs Dept. & IR Office of the Company
	Apr. 2002	Executive Officer and General Manager of General Affairs Dept. of the Company
	Jun. 2002	Director & Managing Executive Officer of the Company
	Jun. 2005	Director & Senior Managing Executive Officer of the Company
	Apr. 2007	Representative Director & Executive Deputy President of the Company
	Jun. 2009	Auditor of the Company (present)

17

Name and Date of Birth	Summarized Resume; Representative Status at Other Juridical Entities and Position and Responsibilities in the Company or SOMPO JAPAN		(1) Number of Shares of the Company Owned (2) Number of Shares of SOMPO JAPAN Owned (3) Number of Shares of the Holding Company to be Allotted
Jiro Handa (Dec. 15, 1949)	Apr. 1974	Entered The Yasuda Fire & Marine Insurance Co., Ltd. (“YFMI”) (Currently SOMPO JAPAN)	(1) 0 shares (2)12,000 shares (3)12,000 shares
	Apr. 1998	Manager, Tokyo Production Promotion Department of YFMI
	Mar. 2000	Branch Manager, Yamagata Branch of YFMI
	Jun. 2003	Temporarily transferred to Sompo Japan Insurance Services, Co., Ltd.
	Oct. 2003	Associate Director of SOMPO JAPAN, temporarily transferred to Sompo Japan Insurance Services, Co., Ltd.
	Jul. 2005	Associate Director, Branch Manager, Niigata Branch of SOMPO JAPAN
	Jun. 2004	Managing Executive Officer, General Manager, Chugoku Regional Headquarters of SOMPO JAPAN
	Apr. 2008	Managing Executive Officer of SOMPO JAPAN
	Jun. 2008	Auditor of SOMPO JAPAN (present)

Notes:

1.	Each candidate has no special interests in the Company or SOMPO JAPAN.

2.	Mr. Koichi Masuda, Ms. Makiko Yasuda and Mr. Motoyoshi Nishikawa are candidates for outside company auditor.

3.	The reasons for which Mr. Koichi Masuda, Ms. Makiko Yasuda and Mr. Motoyoshi Nishikawa were selected as candidates for outside director are as set forth below.

(1)	The motion was made to elect Mr. Koichi Masuda as an outside company auditor, because he is expected to appropriately carry out the duties of an outside company auditor based on his professional knowledge and experience as a certified public accountant, despite his lack of experience in corporate management.

(2)	The motion was made to elect Ms. Makiko Yasuda as an outside company auditor, because she is expected to appropriately carry out the duties of an outside company auditor based on her professional knowledge and experience as an attorney, despite her lack of experience in corporate management other than through election as an outside company auditor in the past.

(3)	The motion was made to elect Mr. Motoyoshi Nishikawa as an outside company auditor as he is expected to make use of his abundant experience as a manager and wide insight into the auditing of the Holding Company.

4.	Contract for limitation of liability with each candidate for outside company auditor

If Mr. Koichi Masuda, Ms. Makiko Yasuda and Mr. Motoyoshi Nishikawa are elected as outside company auditors, the Holding Company intends to execute a contract for limitation of liability with each of them that limits his/her liability to the Minimum Liability Amount which is provided for in Article 425, Paragraph 1 of the Companies Act regarding liability under Article 423, Paragraph 1 of the Companies Act in accordance with the Articles of Incorporation of the Holding Company.

18

9.	Matters concerning Accounting Auditor of the Holding Company prescribed in Article 77 of Ordinance for Enforcement of Companies Act

The Accounting Auditor of the Holding Company will be the following person.

(as of September 30, 2009)

Name	ERNST & YOUNG SHINNIHON LLC

Office	Main Office	Hibiya Kokusai Building 2-2-3 Uchisaiwai-cho, Chiyoda-ku, Tokyo 100-0011 JAPAN

History	Oct. 1985	Establishment of Showa Ota & Co.
	Jan. 1986	Establishment of Century Audit Corporation
	Apr. 2000	Establishment of Century Ota Showa & Co. through merger of Showa Ota & Co. and Century Audit Corporation
	Jul. 2001	Name of Century Ota Showa & Co. changed to Shin Nihon & Co.
	Jul. 2008	Following change of form of auditing firm, ERNST & YOUNG SHINNIHON LLC

Profile	CPAs : 2,748
Part-qualified accountants : 2,022
Others : 1,656
Offices in Japan : 32, Representative Office : 3, Overseas Offices : 32
Number of audit clients : 4,233

10.	Matters concerning resolution of the proposals

The proposed matters shall become effective subject to receiving approval of the respective shareholder meetings of Both Companies prescribed in Article 8 (General Meeting of Shareholders to Approve the Plan) of the Exchange Plan and, if required pursuant to applicable laws and regulations, obtaining permission and other approvals from relevant authorities.

Further, in the event that the Exchange Plan ceases to be valid or is cancelled as a result of the matters set forth in Article 12 (Validity of Plan) or Article 13 (Amendment of Terms of Share Exchange and Suspension or Cancellation of Share Exchange) of the Exchange Plan, the resolution of the proposed matters shall cease to be effective.

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Financial documents for the last fiscal year (ended in March 2009) of Sompo Japan Insurance Inc.

Business Report for Business Year 2008 (April 1, 2008—March 31, 2009)

1. Matters Concerning the Current Status of Insurance Company

(1)	Business Progress and Results

The Japanese economy experienced a dramatic slump in foreign demand in business year 2008 as the global economy entered a downturn triggered by the crisis on the financial capital markets. Companies experienced serious funding difficulties, and domestic demand, too, contracted markedly as capital investment declined and employment conditions rapidly worsened. On the price front, crude oil prices fell but consumer prices otherwise remained level.

Faced by these conditions, the non-life insurance industry recorded decreased receipts in both automobile insurance and fire insurance, the former being due to stagnant growth in new car sales and the lower unit price of insurance premiums due to accident-free discounts, and the latter due to a decline in the number of housing starts.

At Sompo Japan, business year 2008 marked the 120th anniversary of the establishment of Tokyo Fire & Marine Insurance Company and the final year of our three-year mid-term business plan, and customers responded warmly to our efforts to raise the quality of agency operations at the customer interface and internal procedures for products and services provided to customers, and also to the launch of new products such as our ONE-Step automobile insurance and Sompo Japan Himawari Life Insurance Co., Ltd.’s Kenko no Omamori medical insurance.

In order to improve the quality of business procedures, the Retail Business Model Innovation Project was expanded to transform our business model and make it more efficient through extensive use of IT.

Agreement was also reached with NIPPONKOA Insurance Company, Limited in March 2009 on establishing a joint holding company through a joint stock transfer for the purpose of business integration, and the new group will pursue sustainable growth, higher corporate value, and good corporate citizenship in order to earn the overwhelming support of our stakeholders.

In the non-life insurance business in Japan, net premiums written declined overall owing to lower receipts in our mainstay automobile and fire insurance businesses combined with the revision of premiums for automobile liability insurance and the deterioration of the economy. As the Japanese non-life insurance business forms the core of our operations and also serves as the driving force for the development of group operations, measures will be adopted to expand revenues in this area.

Regarding the effect of the subprime loan problem in the United States, in the financial guarantee insurance sector we are providing guarantees for securitized products that include some subprime loans, and accordingly recorded a loss of ¥147.9 billion in the business year 2008 (equal to the sum of net claims paid and the increase of the provision for reserves for outstanding claims, etc.).

In the non-life insurance business outside Japan, Sompo Japan Asia Holdings Pte. Ltd. was established in Singapore in September 2008 to serve as the headquarters of our Asian operations. Shares in local subsidiaries in Southeast Asian countries held by Sompo Japan Insurance Inc. have now begun to be transferred to this company with the relevant regulatory approval. Looking ahead, we aim to strengthen planning support and management control across the region and to further expand operations and strengthen internal control.

In China, local subsidiary Sompo Japan Insurance (China) Co., Ltd. opened its Guangdong branch in Guangzhou, Guangdong, in February 2009, and commenced insurance underwriting in March. The opening of this branch makes the Sompo Group the first Japanese non-life insurance group to have sales operations in three regions of China: North China (Liaoning), East China (Shanghai) and South China (Guangdong).

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In India, meanwhile, Universal Sompo General Insurance Co., Ltd. entered agency appointment agreements with three local partner banks and has commenced over-the-counter sales at around 4,800 bank branches across India.

Regarding the operations of affiliated companies, Sompo Japan responds to diversified consumer needs in the life insurance business through two life insurance companies: Sompo Japan Himawari Life Insurance Co., Ltd., which mainly conducts face-to-face sales through agencies, and Sompo Japan DIY Life Insurance Co., Ltd., which mainly conducts non-face-to-face sales. Sompo Japan Himawari Life Insurance Co., Ltd.’s new medical insurance product, Kenko no Omamori, which was launched in August 2008, has proved to be a hit, recording 150,000 sales in the eight-month period since its launch. In the asset management business, we regard the defined-contribution pension business as the group’s third most important strategic business after the non-life insurance and life insurance businesses, and provide services and products through two specialists in defined-contribution pension plans: Sompo Japan DC Securities Inc. and Sompo Japan Asset Management Co., Ltd. In the promising healthcare market, Healthcare Frontier Japan Inc. merged with Zenkoku Homon Kenko Shido Kyokai K.K. in April 2009. This will give the group access to one of the industry’s largest networks of 1,000 counselors across Japan to provide high-quality services to health insurance associations nationwide.

In terms of corporate social responsibility (CSR), Sompo Japan is undertaking a variety of activities focusing on four specific challenges—adaptation to and alleviation of climate change, risk management for safety and security, CSR finance, and collaboration with local communities—based on a recognition of the need for processes to take advantage of our strengths in the non-life insurance business and other core business activities and to enable individual employees to think and act for themselves for meeting stakeholder expectations, in order to grow with society on a sustainable basis. To send out a clear message about our CSR activities, we issued our “Corporate Social Responsibility Report 2008” in August 2008. It is now eleven years (seven since the foundation of Sompo Japan) since we became the first financial institution in Japan to publish an environmental report in 1998. Sompo Japan was also the first Japanese insurance company to be selected as one of the Global 100 most sustainable corporations in the world in January 2009. Going forward, we will continue to step up our CSR efforts while keeping in close touch with the views of our many stakeholders.

Performance overview

The balance on insurance underwriting again recorded a loss due to the payment of claims and increase of reserves to meet outstanding claims on financial guarantee insurance, despite the only minor effects of typhoons and other natural disasters and the buoyant growth of ordinary non-life insurance. With respect to asset management, too, interest and dividend income and profit (loss) on sale of securities declined and loss from devaluation of securities increased dramatically due to the turmoil on the world’s financial markets. As a result, performance for the current period was as follows.

Ordinary income decreased ¥87.8 billion from the previous period to ¥1,637.8 billion. Ordinary expenses, on the other hand, increased ¥139.3 billion over the previous period to ¥1,791.7 billion, causing ordinary profit (loss) to fall ¥227.2 billion from the previous period and register a deficit of ¥153.8 billion. Net income for the current term—i.e., ordinary profit adjusted by extraordinary gains and losses and corporate income taxes, etc.—declined ¥118.6 billion from the previous period to ¥73.9 billion loss.

Overview of insurance underwriting

Of underwriting income, net premiums written fell 4.1% from the preceding year to ¥1,290.4 billion. Of underwriting expenses, net claims paid increased 3.6% over the preceding year to ¥832.7 billion. The net loss ratio rose 5.2 points over the preceding year to 70.3%. In addition, operating expenses and general administrative expenses related to insurance underwriting increased 2.8% over the preceding year to ¥229.6 billion, with the net expense ratio rising 1.6 points from the preceding year to 34.5%.

21

As a result, the balance of net premiums written minus net claims paid, loss adjustment expenses, net commissions and brokerage fees, and operating expenses and general administrative expenses related to insurance underwriting decreased ¥89.5 billion from the preceding year to result in a loss of ¥62.6 billion. Underwriting—i.e., the above balance adjusted for deposits of premiums by policyholders, maturity refunds and dividends to policyholders, provision for reserves for outstanding claims, and reversal of underwriting reserves, etc.—resulted in a ¥92.2 billion loss.

Overview by insurance category

Fire Insurance

Net premiums written fell 0.7% from the preceding year to ¥144.9 billion, in part due to a decrease in long-term contracts relating to housing loans.

Thanks in part to fewer typhoons and other natural disasters, the net loss ratio fell 1.4 points over the preceding year to 40.3%.

Marine Insurance

Net premiums written declined 4.8% from the preceding year to ¥29.8 billion due mainly to the impact of reduced sales of marine cargo insurance, despite healthy growth in hull insurance.

The net loss ratio rose 6.9 points from the preceding year to 54.0%.

Personal Accident Insurance

Despite healthy growth in sales in the third sector, mainly group medical insurance, lower sales of other non-life insurance resulted in a 1.7% decrease in net premiums written from the previous year to ¥126.3 billion.

The net loss ratio rose 7.9 points from the preceding year to 57.4%.

Automobile Insurance

Declines in both unit price of insurance and the number of automobiles covered in the retail market caused net premiums written to decline 0.3% from the previous year to ¥654.0 billion.

The net loss ratio rose 1.2 points from the preceding year to 70.0%.

Compulsory Automobile Liability Insurance

Net premiums written dropped 21.2% from the preceding year to ¥179.9 billion due to the impact of the revision of premiums in April 2008.

The net loss ratio rose 19.5 points from the preceding year to 95.7%.

Other Insurance

Net premiums written rose 0.2% from the preceding year to ¥155.2 billion, due mainly to robust sales of general liability insurance and other corporate products.

The net loss ratio increased 12.5 points from the preceding year to 84.1%, due in large part to claims payments for financial guarantee insurance.

Overview of asset management

Total assets held at the end of business year 2008 decreased ¥532.1 billion over the previous year to ¥4,856.4 billion. Of the total assets held, assets under management, such as securities and loans, fell by ¥779.0 billion to ¥4,221.2 billion.

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The valuation difference of securities held (unrealized gains) at the end of business year 2008 fell ¥567.0 billion over the previous year to ¥316.9 billion. The valuation difference in other securities held after deducting an amount equivalent to corporate income tax (net assets) decreased ¥365.5 billion over the previous year to ¥205.0 billion.

In managing assets, we worked to enhance investment efficiency while continuing efforts to strengthen and improve the risk management system, paying due heed to the safety and liquidity of assets invested.

Income from interest and dividends declined ¥33.0 billion over the previous year to ¥102.5 billion, due to a decrease in realized profits from foreign currency denominated funds. Investment income, after adjusting for realized gains on the sale of securities and transfer of investment income on premiums deposited, etc., decreased ¥65.6 billion over the preceding year to ¥79.4 billion.

Meanwhile, unrealized losses on securities increased ¥70.5 billion over the preceding year to ¥78.7 billion owing to the turmoil on the world’s financial markets. Investment expenses including realized losses on the sale of securities, etc. increased ¥114.0 billion over the preceding year to ¥134.2 billion.

Issues to be addressed

Recognizing that our first managerial priority is the implementation of the business improvement plan submitted to the Financial Services Agency (FSA) in accordance with the business improvement order received in business year 2006, we focused our energies on activities to strengthen our management base.

The state of implementation of the business improvement plan was summarized in business improvement reports submitted to the FSA during the current business year on June 26, September 26, and December 26, 2008, and on March 26, 2009.

While Japan’s economy is likely to continue to face severe conditions in business year 2009 as the continued global economic downturn depresses both foreign and domestic demand, the economy is expected to turn the corner in the second half of the business year as the Government’s package of economic measures takes effect and private-sector demand picks up. Prices are projected to begin to decline in response to weakening crude oil and raw material prices. However, it needs to be borne in mind that there exists a risk that the economic downturn could become protracted if global economic and financial conditions deteriorate.

For Sompo Japan, business year 2009 will be a year in which we work toward integration with NIPPONKOA Insurance Company, Limited to create a new solutions service group that provides customers with security and service of the highest quality and contributes to society. By raising the profitability of our non-life insurance business in Japan, pursuing higher quality at the interface with the customer, and reallocating our business resources into growth sectors such as the life insurance business and overseas operations, while at the same time preparing to gain maximum effect from our business integration as swiftly as possible, we aim to achieve sustained growth, raise our corporate value, and contribute to society.

(Note)	Numerical figures contained in this report (including those contained in tables below) are expressed and calculated as follows:
(1)	Amounts of insurance premiums and share numbers are expressed by truncating figures smaller than units for description, while ratios such as the net loss ratio are rounded off at two decimal places.
(2)	Net loss ratio = (net claims paid + loss adjustment expenses) / net premiums written
(3)	Net expense ratio = (net commissions and brokerage fees + operating expenses and general administrative expenses related to insurance underwriting) / net premiums written

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(2)	Changes in Status of Assets and Profits and Losses

Items	Business Year 2005	Business Year 2006	Business Year 2007		Business Year 2008 (Current Period)
	Millions of Yen	Millions of Yen	Millions of Yen		Millions of Yen
Net Premiums Written	1,370,920	1,362,785		1,345,024		1,290,464
(Fire Insurance)	(152,077)	(148,865)		(145,999)		(144,999)
(Marine Insurance)	(28,361)	(31,049)		(31,383)		(29,883)
(Personal Accident Insurance)	(127,634)	(127,746)		(128,534)		(126,388)
(Automobile Insurance)	(674,073)	(666,900)		(655,777)		(654,001)
(Compulsory Automobile Liability Insurance)	(237,918)	(232,716)		(228,503)		(179,982)
(Other Insurance)	(150,856)	(155,506)		(154,825)		(155,208)
Interest and Dividend Incomes Received	95,039	113,625		135,606		102,511
Underwriting Income (Δ is Underwriting Loss)	24,060	10,127	Δ	42,578	Δ	92,274
Ordinary Profit (Δ is Ordinary Loss)	114,288	91,767		73,316	Δ	153,884
Net Income for the Business Year (Δ is Net Loss for the Business Year)	67,858	48,159		44,667	Δ	73,943
Net Loss Ratio	61.3%	64.3%		65.1%		70.3%
Net Expense Ratio	30.3%	30.9%		32.9%		34.5%

Invested Assets	5,523,347	5,650,070		5,000,282		4,221,207
Total Assets	5,934,761	6,029,789		5,388,567		4,856,435

Net income per Share for the Business Year (Δ is Net loss per Share for the Business Year)	¥68.94	¥48.92		¥45.36	Δ	¥ 75.10

Notes 1.	Invested assets are the aggregate sum of deposits, call loans, repurchase agreement account (gensaki-buy), money claims purchased, money trusts, securities, loans, land and buildings.
2.	Net income per share for the business year is calculated on the basis of the average number of shares outstanding during such business year excluding the average number of treasury shares during such business year (984 million shares for each business year).

(3)	Status of Branch Offices, etc. and Agencies

Category	End of Previous Period	End of Current Period	Changes during Current Period
	Number	Number	Number
Branch Offices	60	63		3
Branch Companies	260	280		20
Sales Office	56	52		Δ4
Overseas Branch Offices	1	2		1
Overseas Representative Offices	31	31		—

Total	408	428		20

Agencies	54,282	49,430	Δ	4,852
Overseas Agencies	5	5		—

Total	54,287	49,435	Δ	4,852

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(4)	Status of Employees

Category	End of Previous Period	End of Current Period	Changes during Current Period	As of End of Current Period
				Average Age	Average Years of Service	Average Monthly Salary
				Years-old	Years	In Thousands of Yen
Office Workers	16,095	17,042	947	39.0	10.3	407
Sales Staff	—	—	—	—

Notes	1.	The number of employees does not include directors who concurrently hold the position of employee, employee on leave of absence, or temporary employee.
2.	The average monthly salary is the average monthly salary as of March 2009 (including overtime pay) and does not include bonuses.
3.	The average age and the average years of service are presented by truncating second decimal places.

(5)	Status of Major Lenders

Not applicable

(6)	Status of Funding

Not applicable

(7)	Status of Capital Investment

a.	Gross Capital Investment

(Unit: Millions of Yen)
Gross capital investment	8,791

b.	New Installation of Important Equipment

Not applicable

(8)	Parent Company and Subsidiaries, etc. (as of end of business year)

a.	Parent Company

Not applicable

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b.	Status of Subsidiaries, etc.

Name of Company	Location	Major Lines of Business	Date of Establishment	Capital Amount	Percentage of Voting Rights in Subsidiaries Held by Sompo Japan		Other
Sompo Japan Himawari Life Insurance Co., Ltd.	Shinjuku-ku Tokyo	Life insurance	July 7, 1981	¥17,250 million	100.0%		—

Sompo Japan DC Securities Inc.	Shinjuku-ku Tokyo	Defined contribution pension plan, Fund sales	May 10, 1999	¥11,500 million	100.0%		—

Sompo Japan DIY Life Insurance Co., Ltd	Shinjuku-ku Tokyo	Life insurance	April 23, 1999	¥10,100 million	90.0%		—

Sompo Japan Asset Management Co., Ltd.	Chiyoda-ku Tokyo	Investment adviser, Fund trust management	Feb. 25, 1986	¥1,200 million	70.0%		—

Yasuda Enterprise Development Co., Ltd.	Chiyoda-ku Tokyo	Investment and management for investment enterprise partnerships	Dec. 17, 1996	¥400 million	50.0%		—

Saison Automobile and Fire Insurance Co., Ltd.	Toshima-ku Tokyo	Casualty (non-life) insurance	Sep. 22, 1982	¥3,610 million	46.5%		—

Hitachi Capital Insurance Corporation	Chiyoda-ku Tokyo	Casualty (non-life) insurance	June 21, 1994	¥6,200 million	20.6%		—

Sompo Japan Insurance Company of America	New York, USA	Casualty (non-life) insurance	Aug. 9, 1962	US$12,057 thousand (¥1,184 million)	100.0%		—

Sompo Japan Insurance Company of Europe Ltd.	London, UK	Casualty (non-life) insurance	Dec. 9, 1993	£128,700 thousand (¥18,090 million)	100.0%		—

Sompo Japan Asia Holdings Pte. Ltd.	Singapore (Singapore)	Financial Business	Aug. 1, 2008	S$99,916 thousand (¥6,459 million)	100.0%		—

Sompo Japan Insurance Company (Singapore) Pte. Ltd.	Singapore (Singapore)	Casualty (non-life) insurance	Dec. 14, 1989	S$34,600 thousand (¥2,236 million)	100.0 (100.0	% %)	—

Sompo Japan Insurance (China) Co., Ltd.	Dalian, China	Casualty (non-life) insurance	June 1, 2005	500,000 thousand yuan (¥7,175 million)	100.0%		—

Yasuda Seguros S.A.	Sao Paulo, Brazil	Casualty (non-life) insurance, Life insurance	Sep. 22, 1958	Real 94,528 thousand (¥4,038 million)	99.6%		—

Berjaya Sompo Insurance Berhad	Kuala Lumpur (Malaysia)	Casualty (non-life) insurance	Sep. 22, 1980	MYR 118,000 thousand (¥3,200 million)	30.0%		—

Universal Sompo General Insurance Co., Ltd.	Mumbai (India)	Casualty (non-life) insurance	Jan. 5, 2007	Rs 1,500,000 thousand (¥2,895 million)	26.0%		—

Notes 1. Only the important subsidiaries, etc. are listed in this table.

2.	Sompo Japan Asia Holdings Pte. Ltd. was added to the list of important subsidiaries, etc. from the current period after it became a subsidiary as of September 5, 2008.

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3.	Sompo Japan Insurance Company (Asia) Pte. Ltd. changed its name to Sompo Japan Insurance Company (Singapore) Pte. Ltd. as of October 1, 2008.
4.	The Company invested in kind all the Company’s shares in Sompo Japan Insurance Company (Singapore) Pte. Ltd. to Sompo Japan Asia Holdings Pte. Ltd. as of December 26, 2008. Accordingly, the Company indirectly owns one hundred per cent. of the voting rights of Sompo Japan Insurance Company (Singapore) Pte. Ltd.
5.	The exchange rate at the end of the current period was used to calculate the yen figures indicated in parentheses in the “Capital Amount” column.
6.	The percentage of voting rights in a subsidiary held by the Company in parentheses indicates the number of indirectly held voting rights as a percentage of the entire voting rights in such subsidiary held by the Company.

Status of Important Business Alliances:

Sompo Japan has been commissioned by Sompo Japan Himawari Life Insurance Co., Ltd. to conduct agent of business and administrative operations associated with life insurance for that company.

Pursuant to the comprehensive business alliance with The Dai-ichi Mutual Life Insurance Company, an agreement regarding agency of business and administrative operations has been concluded. Under the agreement, The Dai-ichi Mutual Life Insurance Company carries casualty insurance products of Sompo Japan and the agencies of Sompo Japan carry life insurance products of The Dai-ichi Mutual Life Insurance Company.

Pursuant to the business alliance with Credit Saison Co, Ltd. and Saison Automobile and Fire Insurance Co., Ltd., an agreement regarding agency of business and administrative operations was entered into with Saison Automobile and Fire Insurance Co., Ltd. Under the agreement, Saison Automobile and Fire Insurance Co., Ltd. carries Sompo Japan’s casualty insurance products.

(9)	Status of the Assignment and Acceptance of Assignment of Businesses etc.

Absorption-type merger with Sompo Japan Claims Services Inc.

The Company resolved at the Meeting of the Board of Directors held on March 27, 2009 to merge subject to approval etc. of regulatory authorities, with Sompo Japan Claims Services Inc., a wholly owned subsidiary of the Company (head office: 1-26-1, Nishi-shinjuku, Shinjuku-ku, Tokyo, Representative: President and Chief Executive Officer Kyoji Kaneko) by absorption-type merger and to enter into a memorandum of understanding setting forth the principal terms of the merger.

The Company expects this absorption-type merger with Sompo Japan Claims Services Inc. to raise quality of services to respond to insurance accidents and to promote the efficiency of insurance money payment processing services provided to customers.

The Company intends to enter into a merger agreement during July, 2009 with a view to merger on April 1, 2010. This merger will take the form of a simplified merger as provided for in Article 796, Paragraph 3 of the Companies Act and a summary merger as provided for in Article 784, Paragraph 1 of the Companies Act.

(10)	Other Important Matters Relating to the Present Condition of Insurance Companies

Business integration with NIPPONKOA Insurance Company, Limited

In the face of the major medium to long-term challenges to Japan of its declining birthrate and aging population, as well as the increased risks associated with demographic decline and global climate change/warming, and the diversification of consumer demands amid changes in individual lifestyles, companies have to take proper action to contribute to social safety and contribute to customers’ sense of security.

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Based on this shared recognition, the Company and NIPPONKOA Insurance Company, Limited (Head Office: 3-7-3, Kasumigaseki, Chiyoda-ku, Tokyo, President & CEO: Makoto Hyodo) resolved at their respective Meetings of the Board of Directors held on March 13, 2009, to integrate their operations through the establishment of a joint holding company through a joint stock transfer, subject to approval by shareholders’ meetings of each company and regulatory approval, and entered a memorandum of understanding to this end.

Details of the planned stock transfer and the particulars of the joint holding company have yet to be determined but will be determined further to consultation between the two companies. The stock transfer ratio is scheduled to be announced during July 2009 with the aim of establishing the joint holding company in April 2010.

The joint holding company will pursue the realization of a “new solutions service group and contributor to society” as outlined below in order to earn the overwhelming support of stakeholders, and will place “making all value judgments from the perspective of customers, providing customers with security and service of the highest quality, and contributing to society” at the core of its management vision.

1.	A group that provides security and service of the highest quality

The group will further strengthen product development, claims handling, and systems capabilities while providing more customers with security and service of the highest quality through the combined distribution channels of its members.

2.	A group with a focus on its domestic operations

Putting operations in Japan at the heart of strategy, the group will seek to enhance the brand values of both companies and raise group management efficiency and competitiveness through the use of a shared business platform.

3.	A group that provides a broad range of community and environmentally friendly solutions

Transcending the traditional boundaries of the insurance business, the group will seek to provide a broad range of lifestyle and business solutions in areas including health, medical care, and the environment. It will also seek to fulfill its corporate social responsibilities (CSR) through maintaining close contact with its various stakeholders, and will work to achieve a sound balance between the environment and business management by taking action to combat global warming.

4.	A group that maximizes shareholder value

The group will seek to maximize shareholder value by efficiently allocating management resources to areas with growth potential, including the overseas insurance business and asset management business, and by improving internal business efficiency, and will aim to realize fair and sustainable returns to its shareholders. It will also further strive to achieve greater transparency in management and seek to establish a group brand underpinned by profitability, growth potential, trust, and soundness.

5.	A group with a free, vigorous, open, and energetic corporate culture

The group will effectively use its members’ know-how and pursue organizational revitalization through the provision of opportunities for joint learning and employee interactions at various levels and in various domains to develop as a group whose agencies and employees can feel satisfied with their work and grow together as best partners.

6.	A group that is independent from the influence of any particular corporation or financial group

The group will establish equal and friendly relationships with all corporations and financial groups as an independent group.

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2.	Matters Relating to Company Executives

(1)	Overview of Company Executives

(As of the end of business year)

Name	Position and Job Description	Important Concurrent Posts	Other
Masatoshi Sato	President and CEO	President, Sompo Japan Research Institute Inc., Associate Director, Sompo Japan Fine Art Foundation, Associate Director, Sompo Japan Foundation, and Associate Director Sompo Japan Environment Foundation	Approval was received from the Commissioner of the Financial Services Agency to hold the concurrent post of president of the Sompo Japan Research Institute Inc., based on the Insurance Business Law.

Yukio Nakamura	Representative Director

Keishiro Kinoshita	Director

Jun Mochizuki	Director

Kenichi Tomita	Director

Koki Kazuma	Director

Hisashi Nakano	Representative Director

Eiichi Yoshimitsu	Director

Masami Ishii	Director

Takeshi Oiwa	Director

Kengo Sakurada	Director

Yoshiki Yagi	Director (Outside Director)	Director, Hitachi Capital Corporation, Director, Hitachi Metals, Ltd., Director, Hitachi Kokusai Electric Inc.

Toshiaki Hasegawa	Director (Outside Director)	Attorney, Company Auditor, Bridgestone Corporation, Company Auditor, Mitsui Fudosan Co., Ltd.

Tsuneo Ando	Company Auditor (Full-time)

Jiro Handa	Company Auditor (Full-time)

Tohru Tsuji	Auditor (Outside Auditor)	Director, Sekisui Chemical Co., Ltd. Director, Konica Minolta Holdings, Inc.

Kunihiro Matsuo	Auditor (Outside Auditor)	Director, Asahi Glass Co., Ltd. Company Auditor, Toyota Motor Corporation Company Auditor, Mitsui & Co., Ltd.

Yukako Uchinaga	Auditor (Outside Auditor)	Director, Vice Chairman, Benesse Corporation Director, Sony Corporation, Director, Parco Co., Ltd.

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Notes	1.	On March 31, 2009, President and CEO, Masatoshi Sato resigned from the post of President of Sompo Japan Research Institute Inc.
	2.	Director, Junichiro Okawa resigned from his post on March 26, 2009 and Director, Jun Mochizuki resigned from his post on March 21, 2009.
	3.	Job descriptions are given in the table in note 4.
	4.	The Company has adopted the executive officer system. The list of executive officers as of March 31, 2009 is as follows:
On April 1, 2009, Managing Executive Officer Hisashi Nakano was elected and took office as Senior Managing Executive Officer, five Executive Officers, Hideo Haraguchi, Yuji Hara, Hiroyuki Yamaguchi, Minoru Nanbu and Shinji Tsuji were each elected and took office as Managing Executive Officers, three persons, Kazuo Okazaki, Yujiro Oku and Yoshio Furukawa were elected as Executive Officers, and each took office as Managing Executive Officers. Additionally, nine persons, Kazutaka Muto, Osamu Kawase, Akira Yoneda, Masami Takahashi, Hidehiro Sumi, Masahiro Sano, Shuichi Kita, Toshiyuki Hanazawa and Hisashi Takebayashi were each elected and took office as Executive Officers. Senior Managing Executive Officer Keishiro Kinoshita, seven Managing Executive Officers Hiroshi Kudo, Toshio Mitsuuchi, Yukio Ito, Mitsuhiko Fukui, Masanori Ishizuka, Yasushi Kuriyama and Kouji Haranaga and four Executive Officers, Toshiro Umezaki, Fumiaki Akaike, Kiyoshi Ido and Tadashi Noguchi resigned from their posts as of March 31, 2009.

Name	Position and Job Description
Masatoshi Sato	President and Senior Managing Executive Officer (Overall management; In charge of Customer Service Department)

Yukio Nakamura	Senior Managing Executive Officer (In charge of Internal Audit Department, and Human Capital Department)

Keishiro Kinoshita	Senior Managing Executive Officer (In charge of International Planning Department)

Mitsuhiko Fuse	Senior Managing Executive Officer (General Manager, Tokyo Regional Headquarters; In charge of Personal Lines Planning & Development Department, Sales Promotion & Distribution Channel Planning Department, Financial Institution Marketing Department, and Defined Contribution and Investment Trust Business Development Department)

Jun Mochizuki	Senior Managing Executive Officer (In charge of Financial Institutions Department, Financial Institutions Production & Marketing Department, 1st Production Department, and 3rd Production Department)

Kenichi Tomita	Senior Managing Executive Officer (In charge of Compliance Department, Risk Management Department, Information Security Department, Agency Administrative Support Department, and Investment Administrative Department)

Takakazu Sugishita	Senior Managing Executive Officer (General Manager, Kyushu Regional Headquarters)

Koki Kazuma	Senior Managing Executive Officer (In charge of Corporate Planning Department, Planning and Research Department, Corporate Legal Department, Group Strategy Planning Department, Secretarial Department, and Corporate Communications Department)

Hisashi Nakano	Managing Executive Officer (General Manager, 1st Kansai Regional Headquarters)

Hiroshi Kudo	Managing Executive Officer (In charge of 2nd Production Department, 1st Corporate Account Production Department, Employee Benefit Program Production Department, 2nd Corporate Account Production Department, and Marine Hull Department)

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Name	Position and Job Description
Toshio Mitsuuchi	Managing Executive Officer (General Manager, Chubu Regional Headquarters)

Yukio Ito	Managing Executive Officer (General Manager, Kanagawa, Saitama, & Chiba Regional Headquarters)

Eiichi Yoshimitsu	Managing Executive Officer (In charge of Claims Administration Department, Commercial Line Claims Department, Healthcare Business Development Department, Automobile Claims Department, and Property & Casualty Claims Department)

Ken Endo	Managing Executive Officer (In charge of Automobile Business Planning & Development Department, 1st Automobile Business Promotion Department, and 2nd Automobile Business Promotion Department)

Mitsuhiko Fukui	Managing Executive Officer (General Manager, 2nd Kansai Regional Headquarters)

Masami Ishii	Managing Executive Officer (In charge of Commercial Risk Solutions Department, Reinsurance Department, Corporate Business Planning Department, and Planning & Marketing Department)

Takeshi Oiwa	Managing Executive Officer (In charge of General Affairs Department, Accounting Department, Accounting Processing Department, Investment Planning Department, Financial Services Department, and Global Securities Investment Department)

Kengo Sakurada	Managing Executive Officer (In charge of Automobile Underwriting Department, Personal Lines Underwriting Department, Special Fire Insurance Department, Marketing & Contact Center Planning Department, Business Process Planning Department, and IT Strategy Planning Department)

Masanori Ishizuka	Managing Executive Officer (General Manager, Shinetsu & Hokuriku Regional Headquarters)

Yasushi Kuriyama	Managing Executive Officer (In charge of 4th Production Department, 3rd Corporate Account Production Department, 1st Production & Marketing Department, 2nd Production & Marketing Department, and Medical & Welfare Market Department)

Kouji Haranaga	Managing Executive Officer (General Manager, Hokkaido Regional Headquarters)

Toru Nakajima	Managing Executive Officer (General Manager, Kanto & Shizuoka Regional Headquarters)

Hidenori Fukuzawa	Managing Executive Officer (General Manager, Chugoku Regional Headquarters)

Hideto Ishizawa	Managing Executive Officer (General Manager, Tohoku Regional Headquarters)

Yukihiro Tajima	Managing Executive Officer (General Manager, Shikoku Regional Headquarters)

Toshiro Umezaki	Executive Officer (Branch Manager, Ibaraki Branch)

Fumiaki Akaike	Executive Officer (Manager, 2nd Corporate Account Production Department)

Hiroshi Nemoto	Executive Officer (Manager, Financial Institutions Department)

Hideo Haraguchi	Executive Officer (On leave (dispatched) Sompo Japan Insurance Company of America)

Koichi Motoyama	Executive Officer (On leave (dispatched) Sompo Japan Information Services Inc.)

Yuji Hara	Executive Officer (Manager, 1st Corporate Account Production Department)

Hirotaka Arai	Executive Officer (Branch Manager, Nagano Branch)

31

Name	Position and Job Description
Kiyoshi Ido	Executive Officer (On leave (dispatched) Sompo Japan System Solutions, Inc.)

Hiroyuki Yamaguchi	Executive Officer (Manager, Corporate Planning Department)

Tadashi Noguchi	Executive Officer (Branch Manager, Gifu Branch)

Minoru Nanbu	Executive Officer (Branch Manager, Kyoto Branch)

Masayoshi Hori	Executive Officer (Manager, Planning and Research Department)

Kaoru Takahashi	Executive Officer (Manager, Human Capital Department)

Shinji Tsuji	Executive Officer (Manager, Customer Service Department)

Keiji Nishizawa	Executive Officer (Manager, Personal Lines Planning & Development Department)

Tadashi Baba	Executive Officer (Manager, International Planning Department; President, Sompo Japan Asia Holdings Pte. Ltd)

(2) Remuneration, Etc. for Officers

	(Unit: Millions of Yen)

Category	Number of officers for Payment	Remunerations
Directors	16	¥808million (Includes a sum other than remuneration of ¥267 million)
Company auditors	8	¥96million (Includes a sum other than remuneration of ¥1 million)
Total	24	¥905 million (Includes a sum other than remuneration of ¥269 million)

Notes

1.

The above includes two directors and three company auditors (two of whom were outside company auditors) who resigned from their respective posts at the end of the 65th Annual Shareholders’ Meeting held on June 25, 2008.

2.

At the 59th Annual Shareholders’ Meeting held on June 27, 2002, it was approved that the maximum amount of remuneration of directors (excluding the employee salary for a director who concurrently serves as employee) shall be ¥60 million per month and at the 65th Annual Shareholders’ Meeting held on June 25, 2008, it was approved that the share options of maximum annual value of ¥400 million (of which ¥30 million is the maximum value for outside directors) shall be issued as remuneration for directors, separately from and in addition to monthly remuneration.

3.	At the 50th Annual Shareholders’ Meeting held on June 29, 1993, it was approved that the maximum amount of remuneration of company auditors shall be ¥11 million per month.
4.	Remuneration, etc. for directors includes executive remuneration portion of ¥655 million (including a sum other than remuneration of ¥197 million) for a director who concurrently acts as an executive officer.
5.	The remuneration etc. for directors includes a transfer of ¥50 million to reserves for retirement allowances in the current business year and share options of ¥217 million.
6.	The remuneration etc. for company auditors includes a transfer of ¥1 million to reserves for retirement allowances in the current business year.
7.	In addition to the above, in accordance with the resolution passed at the 65th Annual Shareholders’ Meeting held on June 25, 2008: retirement allowances totaling ¥1,108 million were paid to twelve retired directors; and retirement allowances totaling ¥57 million were paid to three retired auditors. Of the respective amounts set forth above, the amount for retired directors includes ¥132 million disclosed as remuneration, etc. for officers in the business reports for past business years and the amount for retired auditors is the same in content as disclosed in the business report for business year 2008.

32

3.	Matters Relating to Outside Executives

(1)	Concurrent Posts and Other Circumstances of Outside Executives

(As of the end of business year)

Name	Concurrent posts and other circumstances
Outside Director Yoshiki Yagi	Outside Director, Hitachi Capital Corporation Outside Director, Hitachi Metals, Ltd. Outside Director, Hitachi Kokusai Electric Inc.

Outside Director Toshiaki Hasegawa	Outside Company Auditor, Bridgestone Corporation Outside Company Auditor, Mitsui Fudosan Co., Ltd.

Outside Company Auditor Tohru Tsuji	Outside Director, Sekisui Chemical Co., Ltd. Outside Director, Konica Minolta Holdings, Inc.

Outside Company Auditor Kunihiro Matsuo	Outside Director, Asahi Glass Co., Ltd. Outside Company Auditor, Toyota Motor Corporation Outside Company Auditor, Mitsui & Co., Ltd.

Outside Company Auditor Yukako Uchinaga	Director, Vice Chairman, Benesse Corporation Outside Director, Sony Corporation, Outside Director, Parco Co., Ltd.

(2) Main Activities of Outside Executives

Name	Term of service	Record of Attendance at Meetings of the Board of Directors and Meetings of the Board of Company Auditors	Remarks Made at Meetings of the Board of Directors and Meetings of the Board of Company Auditors and Other Activities
Outside Director Yoshiki Yagi	9 months	Meetings of the Board of Directors: Attended 14 times out of 14 meetings.	Based on his experience of company management and accounting operations, Mr. Yagi expressed his opinions at meetings of the Board of Directors concerning matters including enhancing explanation of performance to investors, methods of achieving cost-cutting, and improving capacity to verify highly specialized operations in internal auditing.

Outside Director Toshiaki Hasegawa	9 months	Meetings of the Board of Directors: Attended 12 times out of 14 meetings.	Based on his professional expertise as an attorney, Mr. Hasegawa expressed his opinions at meetings of the Board of Directors concerning matters including points of concern in preparing for the business integration with NIPPONKOA Insurance Company, Limited and regarding the independence of internal auditing.

Outside Company Auditor Tohru Tsuji	5 years 9 months	Meetings of the Board of Directors: Attended 16 times out of 18 meetings. Meetings of the Board of Company Auditors: Attended 12 times out of 13 meetings.

Mr. Tsuji expressed his opinions at meetings of the Board of Directors on matters including points of concern regarding the development of overseas operations.

Based on his experience as a company manager, he made remarks at meetings of the Board of Company Auditors concerning matters including the application of the experience of problems with financial guarantee insurance in future management.

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Name	Term of service	Record of Attendance at Meetings of the Board of Directors and Meetings of the Board of Company Auditors	Remarks Made at Meetings of the Board of Directors and Meetings of the Board of Company Auditors and Other Activities
Outside Company Auditor Kunihiro Matsuo	9 months	Meetings of the Board of Directors: Attended 11 times out of 14 meetings. Meetings of the Board of Company Auditors: Attended 9 times out of 10 meetings.

Mr. Matsuo expressed his opinions at meetings of the Board of Directors concerning matters including remedies to items found to be of particular concern in internal audits.

Based on his experience as a legal expert, he made remarks at meetings of the Board of Company Auditors concerning matters including improving the efficacy of internal control and raising the quality of procedures at agencies.

Outside Company Auditor Yukako Uchinaga	9 months	Meetings of the Board of Directors: Attended 10 times out of 14 meetings. Meetings of the Board of Company Auditors: Attended 7 times out of 10 meetings.

Ms. Uchinaga expressed her opinions at meetings of the Board of Directors concerning matters including the importance of business process reform based on complaints analysis.

Based on her experience as a company manager, she made remarks at meetings of the Board of Company Auditors on matters including improving the efficacy of claims payment control and agency auditing using IT control.

(3)	Contracts for Limitation of Liability

Name	Overview of the Contracts for Limitation of Liability
Outside Directors Yoshiki Yagi Toshiaki Hasegawa Outside Company Auditors Tohru Tsuji Kunihiro Matsuo Yukako Uchinaga

The Company changed its Articles of Incorporation at the 63rd Annual Shareholders’ Meeting held on June 28, 2006, and established provisions regarding contracts with outside directors and outside company auditors for limitation of liability. The following is an overview of the Contracts for limitation of liability that the Company entered into with the outside directors and outside company auditors listed at left based on the aforementioned Articles of Incorporation.

Overview of the Contracts for Limitation of Liability

In cases where an outside director or an outside company auditor owes liability for damages pursuant to Article 423, Paragraph 1 of the Companies Act after entering into this Contract and such outside director or outside company auditor is without knowledge and is not grossly negligent in the performance of their performing its duties, the amount of liability of such outside director or outside company auditor shall be limited to the minimum liability amount which is provided for in Article 427, Paragraph 1 of the Companies Act and calculated in accordance with Article 425, Paragraph 1 of the Companies Act.

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(4)	Remuneration of Outside Executives

(Unit: Millions of Yen)

	Remuneration Received from Insurance Companies		Remuneration Received from Parent Companies, etc. of Insurance Companies
Total remuneration, etc.	2 Outside Directors (Includes a sum other than remuneration of ¥11 million)	¥29 million	Not applicable
	5 Outside company auditors	¥30 million

Note	The remuneration etc. for outside directors includes share options of ¥11 million.

(5) Opinion of Outside Executives

Not applicable

4. Matters Relating to Equity Shares

(1) Number of Shares

	(As of the end of the business year)
Number of Authorized Shares	2,000,000	thousand shares
Number of Issued Shares	987,733	thousand shares

(2) Number of Shareholders at the End of the Current Period	38,902

(3) Major Shareholders

(As of the end of the business year)

	Investment in Sompo Japan
Name of Shareholder	Number of Shares Held	Percentage of Ownership
	Thousands of shares	%
Japan Trustee Services Bank, Ltd. (Trust)	66,879	6.8
Japan Trustee Services Bank, Ltd. (Trust 4G)	55,204	5.6
The Master Trust Bank of Japan, Ltd. (Trust)	53,520	5.4
State Street Bank and Trust Company	46,357	4.7
The Dai-ichi Mutual Life Insurance Company	40,908	4.1
Mizuho Corporate Bank, Ltd.	32,324	3.3
Meiji Yasuda Life Insurance Company	21,600	2.2
Sompo Japan Employee Stock Ownership Group	20,382	2.1
Trust & Custody Services Bank, Ltd. (Securities Investment Trust)	13,434	1.4
Japan Trustee Services Bank, Ltd. (Trust 4)	10,957	1.1

Note:	The number of shares owned by The Dai-ichi Mutual Life Insurance Company includes 17,971 thousands shares contributed by it as trust assets for retirement benefit trust.

(Those shares are registered in the Shareholder Registry under the name of “Mizuho Trust & Banking Co., Ltd. Retirement Benefit Trust/The Dai-ichi Mutual Life Insurance Account”.)

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5. Matters Relating to Share Options etc.

(1)	Share Options etc. for Insurance Companies Held by Executives of the Insurance Companies on the Last Day of the Business Year

	Features of New Share Options	Number of People with Share Options
Directors (excluding Outside Directors)	August 7, 2006, issue Exercise price: ¥1,598 Exercise period: June 29, 2008—June 28, 2016 (For persons allotted 5 or fewer rights, July 22, 2008—June 28, 2016) Number of share options: 94 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 94,000 shares	11

	February 15, 2007, issue Exercise price: ¥1,623 Exercise period: June 29, 2008—June 28, 2016 (For persons allotted 5 or fewer rights, January 27, 2009—June 28, 2016) Number of share options: 94 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 94,000 shares	11

	August 13, 2007, issue Exercise price: ¥1,547 Exercise period: June 28, 2009—June 27, 2017 Number of share options: 166 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 166,000 shares	11

	February 12 2008, issue Exercise price: ¥990 Exercise period: June 28, 2009—June 27, 2017 Number of share options: 159 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 159,000 shares	11

	August 11, 2008, issue Exercise price: ¥1 Exercise period: August 12, 2008—August 11, 2033 Number of share options: 2009 rights (number of shares per share option: 100 shares) Class and number of shares subject to share options: common shares, 200,900 shares	11

Outside Director	August 11, 2008, issue Exercise price: ¥1 Exercise period: August 12, 2008—August 11, 2033 Number of share options: 126 rights (number of shares per share option: 100 shares) Class and number of shares subject to share options: common shares, 12,600 shares	2

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	Features of New Share Options	Number of People with Share Options
Auditors	August 7, 2006, issue Exercise price: ¥1,598 Exercise period: June 29, 2008—June 28, 2016 Number of share options: 8 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 8,000 shares	1

	February 15, 2007, issue Exercise price: ¥1,623 Exercise period: June 29, 2008—June 28, 2016 Number of share options: 8 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 8,000 shares	1

	August 13, 2007, issue Exercise price: ¥1,547 Exercise period: June 28, 2009—June 27, 2017 Number of share options: 8 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 8,000 shares	1

	February 12 2008, issue Exercise price: ¥990 Exercise period: June 28, 2009—June 27, 2017 Number of share options: 7 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 7,000 shares	1

Note	The share options issued in accordance with the stipulations of the former Commercial Code which are held by the executives of insurance companies are as given below.

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	Features of New Share Options	Number of People with Share Options
Directors (excluding Outside Directors)	December 15, 2000, issue Exercise price: ¥605 Exercise period: June 30, 2002—June 29, 2010 Class and number of shares subject to share options: common shares, 10,000 shares	1

	August 1, 2001, issue Exercise price: ¥797 Exercise period: June 29, 2003—June 28, 2011 Class and number of shares subject to share options: common shares, 10,000 shares	1

	August 1, 2002, issue Exercise price: ¥777 Exercise period: June 28, 2004—June 27, 2012 Number of share options: 20 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 20,000 shares	2

	May 1, 2003, issue Exercise price: ¥581 Exercise period: June 28, 2004—June 27, 2012 Number of share options: 20 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 20,000 shares	2

	August 1, 2003, issue Exercise price: ¥735 Exercise period: June 28, 2005—June 27, 2013 Number of share options: 20 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 20,000 shares	4

	February 2, 2004, issue Exercise price: ¥901 Exercise period: June 28, 2005—June 27, 2013 Number of share options: 20 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 20,000 shares	4

	August 2, 2004, issue Exercise price: ¥1,167 Exercise period: June 30, 2006—June 29, 2014 Number of share options: 25 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 25,000 shares	5

	February 1, 2005, issue Exercise price: ¥1,082 Exercise period: June 30, 2006—June 29, 2014 Number of share options: 40 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 40,000 shares	6

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	Features of New Share Options	Number of People with Share Options
Directors (excluding Outside Directors)	August 1, 2005, issue Exercise price: ¥1,148 Exercise period: June 29, 2007—June 28, 2015 Number of share options: 76 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 76,000 shares	11

	February 1, 2006, issue Exercise price: ¥1,665 Exercise period: June 29, 2007—June 28, 2015 Number of share options: 76 rights (number of shares per share option: 1,000 shares) Class and number of shares subject to share options: common shares, 76,000 shares	11

(2) Share Options etc. for Insurance Companies Issued to Their Employees etc. during the Business Year

	Features of New Share Options etc.	Number of People with Share Options
Employees	August 11, 2008, issue Exercise price: ¥1 Exercise period: August 12, 2008—August 11, 2033 Number of share options: 2,398 rights (number of shares per share option: 100 shares) Class and number of shares subject to share options: common shares, 239,800 shares	30

Executives and employees of subsidiaries etc.	Not applicable	—

6. Matters Relating to Accounting Auditors

(1) Overview of Accounting Auditors

(Unit: Millions of Yen)

Name	Remuneration for the current business year	Other
ERNST & YOUNG SHINNIHON LLC Designated Member with limited liability: Mitsuo Uchida Designated Member with limited liability: Kenji Usukura	140

The Company commissions accounting auditors to review development of internal control systems etc., and pays remuneration for these services as services other than those specified in Article 2, Paragraph 1 of the Certified Public Accountants Law (non-audit services).

Notes	1.

The auditing fees for auditing based on the Companies Act and auditing based on the Financial Instruments and Exchange Act are not classified in auditing contracts between the Company and accounting auditors; nor is it even possible to separate them, so the amount is presented as an aggregate sum.

2.	The remuneration for the current business year as set out above does not include the auditing fees for auditing of the financial statements in accordance with United States accounting standards, etc.

3.	The aggregate total of cash and other property benefits to be paid by the Company or its subsidiaries etc. to accounting auditors is ¥682 million.

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(2) Contracts for Limitation of Liability

Not applicable

(3) Other Matters Relating to Accounting Auditors

a.	Policy regarding decisions on dismissal or non-reappointment of accounting auditors

An evaluation of the accounting auditor will be carried out in compliance with general auditing standards etc. In the event that the accounting auditor is judged to be inappropriate in that capacity, the Board of Directors shall, with the agreement of the Board of Company Auditors, make the dismissal or non-reappointment of the accounting auditor a purpose of the Shareholders’ Meeting.

b.	Cases where a certified public accountant or audit corporation (including a person with an equivalent qualification in a foreign country) other than an insurance company accounting auditor carries out audits (limited to those as provided for in the Companies Act or the Financial Instrument and Exchange Act [including foreign laws and regulations equivalent to these laws]) of the accounting documentation (including items equivalent to this) of important subsidiaries etc. of such insurance company.

Among the Company’s important subsidiaries, Sompo Japan Insurance Company of America, Sompo Japan Insurance Company of Europe Limited, Sompo Japan Asia Holdings Pte. Ltd., Sompo Japan Insurance Company (Singapore) Pte. Ltd., Sompo Japan Insurance (China) Co., Ltd. and Yasuda Seguros S.A. receive audits from audit corporations other than the Company’s auditing accountants.

7. Basic Policy on what the Persons Controlling Financial and Business Policy Decisions ought to be

Not applicable

8. Systems for Ensuring the Adequacy of Operation of Business

The Company resolved the Basic Policy of Formation of Internal Control Systems at the meeting of the Board of Directors held on April 28, 2006, and is developing internal control systems in line with the Basic Policy. In addition, this resolution was partially revised on June 26, 2006; March 16, 2007; May 1, 2007; May 2, 2008; and May 1, 2009. An outline of the latest resolution is as follows.

Basic Policy on Formation of Internal Control Systems (Outline)

The directors shall faithfully comply with relevant laws and regulations, the Articles of Association, and the Sompo Japan Insurance Inc. Group Mission Statement in the execution of their duties, and shall develop systems as described below to ensure the properness of operations of the Company and to raise the quality of corporate governance.

1)	Systems for keeping and managing information relating to directors and executive officers’ execution of their duties

The Company shall systematically manage and keep information pertaining to the execution of duties by directors and executive officers based on the regulations covering information management prescribed by the Board of Directors.

2)	Regulations and other systems pertaining to loss risk management

The Company shall, based on the Basic Risk Management Policy prescribed by the Board of Directors, develop regulations relating to risk management and a system of risk integration and management as well as a system pertaining to management of individual risks for such risks that may have a significant impact on the management of the Company such as insurance underwriting risk, asset management risk, liquidity risk, operational risks and risk associated with group companies, out of the risks arising from execution of business of the Company.

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3)	Systems to ensure that the directors and executive officers effectively carry out their duties

In order to ensure that each of the directors effectively discharges his or her duties, the directors shall convene a meeting of the Board of Directors each month, and intermittently as required, to promote coordination among the directors by increasing discussion on management of the Company and the appropriate exchange of information, etc.

To contribute to the proper and prompt execution of Company business, the Board of Directors shall appoint executive officers, define the scope of the duties they are to perform, and entrust them with the execution of these duties.

Further, to ensure that the executive officers and employees of the Company effectively discharge their duties, the Company shall exhaustively provide details in the organization’s regulations of such items as the division of work duties, responsible managers, the scope of work authority, and details of work execution procedures, etc., for each organizational unit.

4)	Systems to ensure that directors, executive officers, and employees perform their duties in compliance with relevant laws and regulations and the Articles of Incorporation

To ensure that the directors, executive officers, and employees discharge their duties in compliance with the relevant laws and regulations and the Articles of Incorporation, the Board of Directors of the Company will formulate “Sompo Japan Group’s Basic Policy on Compliance” and “Sompo Japan Group’s Compliance Code of Conduct”; the Company shall establish a compliance promotion headquarters to act as a consultative body regarding compliance for the Board of Directors, giving it the authority to draft plans to facilitate compliance and to enforce policies to facilitate compliance; and the Company shall also establish a Business Audit and Compliance Committee, composed mainly of external committee, and shall develop systems to comply with the relevant laws and regulations under the supervision of this Business Audit and Compliance Committee.

In accordance with the Sompo Japan Group’s Basic Policy on Responding to Antisocial Forces established by the Board of Directors, the Company will work to terminate relationships with any antisocial forces that pose a threat to the order and safety of civil society and will develop a system to cope with such forces in order to maintain the trust of society and realize sound corporate management.

Further, in addition to providing an internal auditing system, the Company shall provide systems centered on the compliance promotion headquarters to deal with compliance issues in the event of a problem occurring, through filing reports and issuing notices; collecting, investigating, and analyzing information; and ensuring that problems do not recur. The Board of Directors and the company auditors shall receive reports concerning any matter that may have a significant impact on the management of the Company, and shall consider these reports in depth.

5)	Systems to ensure the properness of financial reporting

The Company shall develop the regulations covering the fundamentals concerning development, operation and evaluation of internal control pertaining to the Company’s financial reporting as well as the systems to ensure both the properness of the Company’s financial reporting on a non-consolidated or consolidated base, and the proper disclosure of other information as stipulated by laws and regulations etc.

6)	Systems to ensure the properness of operation of the business group comprised of the Company and Company subsidiaries

To ensure that the business group operates effectively, the Company shall support each subsidiary company as it establishes regulations and other systems for business operations in conformance with these resolutions and based on the Sompo Japan Insurance Inc. Group Mission Statement.

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Further, the Company shall establish regulations covering the operation and management of subsidiary companies, and shall clearly designate divisions having authority for the management of business operations of subsidiary companies and education in furtherance thereof; the Company shall also establish procedures for determining matters of importance affecting subsidiary companies.

Moreover, to prevent business from being performed improperly, the Company shall endeavor to develop systems that facilitate reporting and notification as well as the collection of information. The Company will also develop systems to ensure the properness of transactions within the corporate group in accordance with the Basic Policy on Internal Transaction within the Group established by the Board of Directors.

7)	Matters relating to employees appointed by the company auditors where they require such appointments to assist them in the performance of their duties

The Company shall select assistant auditors from among the Company’s employees at a meeting of the Board of Directors, in accordance with regulations concerning assistant auditors as prescribed by the Board of Directors.

8)	Ensuring independence from the directors of employees assisting the company auditors

The Company shall ensure the independence from the directors of employees assisting the company auditors by obtaining the consent of the board of company auditors in decisions over the appointment, dismissal, and treatment of assistant auditors etc., and through the evaluation of the assistant auditors as personnel by the board of company auditors, in accordance with the regulations concerning assistant auditors.

Further, the assistant auditors shall only comply with orders and instructions of the company auditors in the discharge of their work and shall not accept orders and instructions from directors and the persons responsible for the execution of business etc.

9)	Systems to facilitate reporting by directors, executive officers, and employees to the company auditors and other systems relating to submission of reports to the company auditors

The Company shall, with the agreement of the board of company auditors, determine matters that should be reported to the company auditors by the directors, executive officers, and employees of the Company and the timing of such submissions, thus improving the effectiveness of audits performed by the company auditors.

The directors, executive officers, and employees shall without fail submit reports as provided above.

Further, the directors, executive officers, and employees shall, if requested by the company auditors, promptly comply with the submission of reports concerning matters other than the matters provided above.

When the company auditors announce their opinions concerning the execution of duties by the directors or executive officers, or offer their advice on improvements to the performance of their duties, the directors or executive officers concerned shall report to the company auditors as appropriate on the status of their progress in relation to such matters as have been specified.

10)	Other systems for ensuring the effective performance of audits by the company auditors

The Company shall ensure that when an auditor enters a division of the head office, a branch, or other place of business of the Company to perform an audit, or requests cooperation in some other way with the performance of an audit, priority shall be given to such audit work over other work as much as possible, and cooperation shall be given to the audit.

The company auditors may be requested to attend a management meeting or other important meetings and may be requested to engage in adequate discussions with the directors and executive officers.

9. Matters Regarding the Accounting Advisor

This is not applicable, as the Company is not a company with accounting advisors.

10. Other Matters

Not applicable

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Non-Consolidated Balance Sheet for Business Year 2008 (As of March 31, 2009)

	(Unit: Millions of Yen)
Item	Amount
(Assets)
Cash and Deposits		95,589
Cash		5
Deposits		95,583
Call Loans		73,600
Repurchase Agreement Account		81,978
Monetary Claims Purchased		40,160
Money Trusts		9,684
Securities		3,225,496
Government Bonds		883,863
Municipal Bonds		49,126
Corporate Bonds		463,377
Stocks		1,019,302
Foreign Securities		756,705
Other Securities		53,120
Loans		502,025
Insurance Policy Loans		10,122
General Loans		491,902
Tangible Fixed Assets		216,864
Land		104,108
Buildings		88,570
Leased Assets		1,843
Construction in progress		1,220
Other Tangible Fixed Assets		21,121
Intangible Fixed Assets		758
Other Assets		396,647
Premiums Receivable		905
Agent Balances		95,409
Foreign Agent Balances		20,110
Co-Insurance Recoverable		8,289
Reinsurance Recoverable		75,534
Foreign Reinsurance Recoverable		27,186
Agency Business Receivables		0
Accounts Receivable		42,029
Uncollected Income		8,985
Deposits		15,481
Deposits for Earthquake Insurance		61,367
Temporary Payments		38,335
Margin Accounts for Futures		183
Derivatives		1,821
Other Assets		1,008
Deferred Tax Assets		237,293
Allowance for Bad Debts	Δ	16,374
Investment Loss Reserve	Δ	7,287

Total Assets		4,856,435

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(Unit:
Millions of Yen)
Item	Amount
(Liabilities)
Insurance Policy Reserve	3,941,412
Outstanding Claims	758,538
Underwriting Reserves	3,182,874
Other Liabilities	181,214
Co-Insurance Payable	4,693
Re-Insurance Payable	46,633
Foreign Re-Insurance Payable	14,323
Agency Borrowing	19
Borrowings	512
Corporate Income Tax and Other	4,320
Deposits Received	5,389
Advance Received	35
Accounts Payable	39,953
Temporary Receipts	53,008
Borrowed Securities	224
Derivatives	10,164
Lease Debts	1,937
Reserve for Retirement Allowance	98,711
Reserve for Accrued Bonuses	13,595
Reserves under Special Laws	5,779
Reserve for Price Fluctuation	5,779

Total Liabilities	4,240,713

(Net Assets)
Capital
Additional Paid-In Capital	70,000
Capital Reserves	24,229
Retained Earnings	24,229
Retained Earnings Reserve	318,330
Other Retained Earnings	36,088
(Reserve for Advanced Depreciation)	282,242
(General Reserve)	(1,123)
(Earned Surplus Carried Forward)	(331,300)
Treasury share	(Δ50,181)
Total Shareholders’ Equity	Δ2,839
Valuation differences on other Securities	409,720
Total Valuation and Translation	205,017
Differences etc.
Share Options	205,017
Total Net Assets	984
615,721

Total Liabilities and Net Assets	4,856,435

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Notes to Non-Consolidated Balance Sheet

1.	The definitions of subsidiaries etc. and affiliated companies etc. conform to Article 2-3, Paragraphs 2 and 3 of the “Cabinet Order for the Enforcement of the Insurance Business Law” ( Cabinet Order No. 425 of 1995).

2.	Standards and methods for valuation of securities are as follows:

(1)	Securities held for sale purposes are valued by the market value method.

Cost of sales is calculated using the moving-average method.

(2)	Securities that will be held to maturity are valued by the amortized cost method using the moving-average method.

(3)	Shares of subsidiaries etc. and affiliated companies etc. are valued by the cost method using the moving-average method.

(4)	Other securities with market value are valued at their market values on the last day of the business year by the market value method.

All valuation differences are directly added to or subtracted from net asset value. In addition, the cost of sales is calculated using the moving-average method.

(5)	Other securities without market value are valued by the cost method or the amortized cost method, using the moving-average method.

3.	Securities that have been invested as trust assets for sole-managed money trusts, with the purpose of holding being other than investment or holding to maturity, are valued using the same method specified above for other securities.

4.	Derivative transactions are valued by the market value method.

5.	The methods of depreciation of tangible fixed assets are as follows:

(1)	Tangible fixed assets (other than leased assets)

The depreciation of Tangible fixed assets (other than leased assets) is calculated using the fixed-percentage method. However, the straight-line method is applied to buildings (excluding furniture, fixtures and equipment) acquired on or after April 1, 1998.

(2)	Leased Assets

The leased assets among tangible fixed assets relating to the lease transactions that do not transfer ownership to the lessee are depreciated by the straight-line method using the lease term as the useful life. With respect to the residual value, in the case of the leased assets with residual value guarantee under the relevant lease contract, the residual value is the guaranteed value, and in the case of other leased assets, the residual value is zero.

6.	Foreign currency denominated assets and liabilities have been converted into Japanese Yen in accordance with the Accounting Standards Pertaining to Foreign Currency Denominated Transactions.

7.	In order to provide insulation against loss from bad debts, an allowance for bad debts is set aside as follows using self-assessment standards as well as depreciation/reserve standards for assets:

The amount set aside for claims against a debtor who is legally and formally in corporate failure, such as bankruptcy or special liquidation, or subject to disposition of suspension of trading at clearinghouses, and for claims against a debtor who is effectively bankrupt, is the amount of the outstanding claims against such debtor after deducting both the expected disposal value of collateral and the amount of possible recovery from the guarantees.

The amount set aside for claims against a debtor who is likely to fail is the amount considered necessary by comprehensively judging the debtor’s ability to pay out of the balance of the amount of the outstanding claims against such debtor after deducting both the expected disposal value of collateral and the amount of possible recovery from the guarantees.

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The amount set aside for claims other than the above is calculated to be the amount of expected losses during a specified period of time in the future. This is done by computing actual historical bad debt ratios based on actual historical bad debt over a specified period of time and by multiplying the expected loss ratio computed based on such figures by the amount of outstanding claims.

All claims are assessed by the departments responsible for the debts according to the self-assessment standards for assets. The results from these assessments are audited by an independent Internal Audit Department and the amounts set aside are based on these assessment results.

8.	The amount set aside for investment loss reserve is based on expected losses on securities at the end of the period in order to prepare for possible future losses based on the self-assessment standards, and the depreciation/reserve standards for assets.

9.	The Company sets aside the reserve for retirement allowance based on the estimated retirement allowance obligations at the end of the current period in order to apply it to the employees’ retirement allowances.

Past service liabilities are treated as expenses using the straight line method, based on a specified number of years not exceeding the average remaining service period of the employees as at the time when the liability is incurred.

Actuarial variances are treated as expenses beginning in the subsequent period using the straight line method, based on a specified number of years not exceeding the average remaining service period of the employee as at the term when the variance occurs.

Items related to retirement allowances are as follows:

(1)	Retirement allowance obligations and the breakdown

Retirement Allowance Obligations	Δ¥120,669	million
Retirement Allowance Trusts	¥ 2,990	million

Unfunded Retirement Allowance Obligations	Δ¥117,678	million
Unrecognized Actuarial Variances	¥ 20,217	million
Unrecognized Past Service Liabilities	Δ¥ 1,251	million

Reserve for Retirement Allowances	Δ¥ 98,711	million

(2)	Basis for calculation of retirement allowance obligations etc.

Method of Period Allocation of Expected Retirement Allowance Obligations	Fixed Period Amount Standard
Discount Rate	1.5%
Expected Rate of Return	0.0%
Years Processed regarding the amount of Past Service Liabilities	5 years
Years Processed regarding the Actuarial Variances	11 years

10.	The Company formerly recorded the amount payable at the end of the business year based on internal regulations as the reserve for retirement allowance for officers, in order to prepare for the payment of retirement allowances (including pensions) for officers (including executive officers). However, following the approval of payment of accrued allowances associated with the abolition of the retirement allowance plan for officers at the Annual Shareholders’ Meeting on June 25, 2008, and the final decision on the amount and timing of payments by the Board of Directors on October 24, 2008, the Reserve for Retirement Allowance for Officers was drawn down in its entirety and the outstanding balance of retirement allowance payable was transferred to accounts payable.

11.	The Company sets aside a reserve for accrued bonuses for employees based on the estimated amount of bonuses payable at the end of the current period in order to apply it to employee bonuses.

46

12.	To prepare for losses associated with stock price fluctuations, the Company sets aside the reserve for price fluctuation in accordance with the provisions of Article 115 of the Insurance Business Law.

13.	Stock swap transactions for the purpose of hedging future share price fluctuation risks of held stocks is valued using hedge market values.

In addition, regarding interest rate swap transactions for the purpose of hedging interest rate fluctuations risks of held bonds, exceptional disposition for the accounting of interest rate swaps is used for those transactions that meet the requirements for the exceptional disposition. The appropriation method is used for future exchange contracts and currency swaps used to hedge fluctuation risks in the currency exchange market related to foreign currency bonds, etc., for those transactions that meet the requirements of the appropriation method. Please note that the effectiveness of hedges is generally determined by periodically analyzing the amounts of market rate fluctuations for both the hedged items and the hedging instruments during the period from the commencement of the hedge up to the assessment dates. However, the analysis of hedge effectiveness is omitted where it is apparent that there is strong correlation between the hedged items and the hedging instruments, and for those interest rate transactions that meet the requirements of the exceptional disposition method and those that meet the requirements of the appropriation method.

14.	Amounts are stated exclusive of national and local consumption taxes. However these taxes are included in the amounts shown for expenses such as loss adjustment expenses, various commissions and collection expenses, operating expenses and general administrative expenses.

Consumption tax and other taxes related to assets that are not eligible for deduction are added to temporary payments and amortized in equal installments over five years.

15.

Finance lease transactions that do not transfer ownership to the lessee are treated according to the accounting method used for ordinary rental transactions. However, from the current period, “Accounting Standard for Lease Transactions” (Accounting Standard Board of Japan Statement No. 13 of June 17, 1993 (Business Accounting Council The 1st Committee), as amended on March 30, 2007) and “Guidance on Accounting Standard for Lease Transactions” (Accounting Standard Board of Japan Guidance No. 16 of January 18, 1994 (The Japanese Institute of Certified Public Accountants Accounting Practice Committee), as amended on March 30, 2007) are applied and finance lease transactions that do not transfer ownership to the lessee which commenced on or after April 1, 2008 are treated according to the accounting method equivalent to that used for ordinary sale and purchase transactions. Finance lease transactions that do not transfer ownership to the lessee which commenced on or before March 31, 2008 continue to be treated according to the accounting method used for ordinary rental transactions. The effect of this on ordinary loss and net loss before tax is minor.

16.	(1)	Of the total loan amount, uncollectible loans were ¥491 million and delinquent loans were ¥2,463 million.

Uncollectible loans are loans for which interest receivables are not reported because the principal or interest is unlikely to be collected or received as payments have been continuously delinquent for a substantial amount of time or for other reasons (excluding the portion written off; hereinafter referred to as “Loans with Unreported Interest Receivables”) and where any of the events set forth in Article 96, Paragraph 1, Sub-Paragraph 3, Item a) (i) through e) (ho) (limit for provision for bad debts allowance) or the events in Paragraph 1, Sub-Paragraph 4 of the Ordinance for Enforcement of the Ordinance for Enforcement of Corporate Income Tax Law (Cabinet Order No. 97 of 1965) apply.

Delinquent loans are Loans with Unreported Interest Receivables other than uncollectible loans or loans for which interest payments are deferred in order to assist the debtors’ financial reconstruction or to provide other support.

(2)	There are no loans overdue for longer than three months.

Loans overdue for longer than three months are loans other than uncollectible loans or delinquent loans for which interest or principal payments are overdue by three months or longer from the succeeding day after the payment date set forth in the contract.

47

(3)	Of the overall loan amount, restructured loans (loans with alleviated loan terms) were ¥451 million.

Restructured loans are those loans other than uncollectible loans, delinquent loans, or loans overdue for longer than three months for which interest reductions or waivers, payment extensions for interest or principal, forgiveness of debt, or other measures have been agreed upon for the benefit of the debtor, to assist the debtor’s financial reconstruction, or to provide other support.

(4)	The sum of the uncollectible loans, delinquent loans, loans overdue for longer than three months, and restructured loans was ¥3,406 million.

17.	Accumulated depreciation of tangible fixed assets was ¥234,376 million and the amount of advanced depreciation of tangible fixed assets was ¥10,521 million.

18.	Total monetary claims against affiliated companies was ¥17,113 million while a total monetary liabilities against affiliated companies was ¥5,883 million.

19.	Investments in shares of affiliated companies totaled ¥208,236 million while investment in affiliated companies was ¥16,455 million.

20.	Assets pledged as collateral consist of ¥69,554 million in securities and ¥6,209 million in deposits. These assets are collateral for borrowings of ¥512 million and for letters of credit.

In addition, assets effectively pledged as collateral through a special purpose company established for the purpose of guaranteeing the Company’s reinsurance contract debts are ¥8,530 million in securities.

21.	Breakdown of reserves for outstanding claims:

Reserve for outstanding claims: (before deducting ceded reinsurance reserve for outstanding claims, excluding insurances stated in (b))	¥739,805 million
Ceded reinsurance reserve for outstanding claims relating to the above	¥38,585 million

Difference (a)	¥701,219 million
Reserve for outstanding claims involved in earthquake insurance and compulsory automobile liability insurance (b)	¥57,319 million

Total (a + b)	¥758,538 million

22.	Breakdown of underwriting reserves:

Ordinary underwriting reserves (before deducting ceded reinsurance underwriting reserves)	¥920,299 million
Ceded reinsurance underwriting reserves relating to the above	¥28,597 million

Difference (a)	¥891,702 million
Other underwriting reserves (b)	¥2,291,171 million

Total (a + b)	¥3,182,874 million

23.	A total of ¥73,964 million in securities lent pursuant to consumption loan agreements are included under stocks, government bonds, and foreign securities.

24.	The balance of unexecuted loans related to loan commitment agreements were ¥24,308 million.

48

25.	Deferred tax assets were ¥350,130 million while deferred tax liabilities were ¥112,837 million.

A breakdown of deferred tax assets and deferred tax liabilities grouped by main cause of accrual is as follows:

Deferred Tax Assets
Underwriting reserves	¥184,205 million
Reserve for outstanding claims	¥ 68,711 million
Reserve for retirement allowances	¥ 35,625 million
Loss on asset valuation	¥ 33,589 million
Operating loss carried forward for tax purposes	¥ 26,148 million
Intangible fixed assets for tax purposes	¥ 17,439 million
Others	¥ 18,207 million

Subtotal for deferred tax assets	¥383,927 million
Allowance account	Δ¥ 33,797 million

Total deferred tax assets	¥350,130 million

Deferred Tax Liabilities
Valuation differences on other securities	Δ¥111,921 million
Others	Δ¥ 915 million

Total Deferred Tax Liabilities	Δ¥112,837 million

Net deferred tax assets	¥237,293 million

26.	Major intangible fixed assets include ¥662 million in telephone subscription rights.

27.	In the current period, the Company invested in kind all the Company’s shares in Sompo Japan Insurance Company (Singapore) Pte. Ltd. and Sompo Japan Service (Thailand) Co., Ltd. to Sompo Japan Asia Holdings Pte. Ltd. Details of these transactions are specified in the consolidated financial statements.

28.	Net assets per share are ¥624.38.

Net assets at the end of the current period, which provide the basis for the above calculation, are ¥615,721 million, including ¥984 million in share options not vested in common shareholders. Net assets at the end of the current period in relation to common shares are ¥614,737 million the number of common shares outstanding at the end of the current period is 984,544 thousands.

29.	No events materially affecting the assets, profits or losses of the succeeding periods have occurred since the last day of the current period.

30.	Amounts have been rounded off to the unit noted.

49

Non-Consolidated Income Statement for Business Year 2008 (April 1, 2008—March 31, 2009)

	(Units: Millions of Yen)
Item	Amount
Ordinary Income		1,637,825
Underwriting Income		1,550,908
Net Premiums Written		1,290,464
Savings-Type Insurance Premiums Written		145,491
Investment Income on Savings-Type Insurance Premiums Written		43,024
Reversal of Underwriting Reserves		71,065
Other Underwriting Income		862
Asset Investment Income		79,496
Interest and Dividends Received		102,511
Investment Income on Securities Held for Trading Purposes		148
Income on Sale of Securities		18,424
Income on Redemption of Securities		266
Income on Derivatives		54
Other Investment Income		1,116
Transfer of Investment Income on Savings-Type Insurance Premiums Written	Δ	43,024
Other Ordinary Income		7,420

Ordinary Expenses		1,791,710
Underwriting Expenses		1,410,733
Net Claims Paid		832,768
Loss Adjustment Expenses		74,972
Various Commissions and Collection Expenses		215,692
Maturity Refunds		202,767
Dividends to Policyholders		30
Amounts Transferred to Reserves for Outstanding Claims		82,472
Foreign Exchange Loss		1,391
Other Underwriting Expenses		638
Asset Management Expenses		134,285
Investment Loss on Money Trusts		12,746
Loss on Sale of Securities		2,006
Loss on Valuation of Securities		78,746
Loss on Redemption of Securities		461
Foreign Exchange Loss		12,826
Other Asset Management Expenses		27,497
Operating Expenses and General Administrative Expenses		244,055
Other Ordinary Expenses		2,635
Interest Paid		66
Provision for Allowance for Bad Debts		565
Loss on Bad Debt		13
Provision for Possible Investment Losses		839
Other Ordinary Expenses		1,151

Ordinary Loss		153,884

Extraordinary Profit		33,850
Gain on Disposal of Fixed Assets		608
Reversal of Reserves under Special Laws		31,191
Reserve for Price Fluctuation		31,191
Other Extraordinary Profit		2,050

Extraordinary Loss		810
Loss on Disposal of Fixed Assets		697
Valuation Loss of Real Estate		113

Pre-tax Net Loss for Current Period		120,845
Corporate Income Tax and Inhabitant Tax		1,613
Adjustments to Corporate Income Tax and Other Taxes	Δ	48,515
Total of Corporate Income Tax etc.	Δ	46,901
Net Loss for Current Period		73,943

50

Notes to Non-Consolidated Income Statement

1.	Total income from transactions with affiliated companies was ¥15,047 million and total expenses from transactions with affiliated companies were ¥84,214 million.

2.	(1) Breakdown of net premiums written:

Premiums written	¥1,519,798 million
–) Reinsurance premiums paid	¥229,333 million

Net Premiums Written	¥1,290,464 million

(2)	Breakdown of net claims paid:

Losses paid	¥1,037,833 million
–) Reinsurance payments collected	¥205,065 million

Net claims paid	¥832,768 million

(3)	Breakdown of various commissions and collection expenses:

Various commissions and collection expenses paid	¥232,832 million
–) Ceded reinsurance commissions received	¥17,140 million

Various commissions and collection expenses	¥215,692 million

(4)	Breakdown of provisions for amounts transferred to reserves for outstanding claims

(– indicates reversal of amounts transferred to reserves for outstanding claims):

Amounts transferred to reserves for outstanding claims (before deducting ceded reinsurance reserve for outstanding claims, excluding insurances stated in (b))		¥83,191 million
Ceded reinsurance amounts transferred to reserves for outstanding claims relating to the above amount	Δ	¥613 million

Difference (a)		¥83,804 million
Amounts transferred to reserves for outstanding claims relating to earthquake insurance and compulsory automobile liability insurance (b)	Δ	¥1,332 million

Total (a+b)		¥82,472 million

(5)	Breakdown of provisions for amounts transferred to underwriting reserves

(– indicates reversal of amounts transferred to underwriting reserves):

Amounts transferred to ordinary underwriting reserves (before deducting ceded reinsurance underwriting reserve)	Δ	¥9,588 million
Ceded reinsurance amounts transferred to ordinary underwriting reserves relating to the above amount	Δ	¥1,295 million

Difference (a)	Δ	¥8,292 million
Other amounts transferred to underwriting reserves (b)	Δ	¥62,772 million

Total (a+b)	Δ	¥71,065 million

(6)	Breakdown of interest and dividends received:

Interest on deposits	¥163 million
Interest on call loans	¥359 million
Interest on repurchase agreement accounts	¥494 million
Interest on monetary claims purchased	¥863 million
Interest and dividends on securities	¥84,861 million
Interest on loans	¥8,919 million
Rent on real estate	¥5,453 million
Other interest and dividends	¥1,396 million

Interest and dividend received	¥102,511 million

51

3.	The investment income on securities held for trading purposes consist of profits on sales of ¥118 million and revaluation profits of ¥29 million.

4.	The valuation losses in investment loss on money trusts were ¥202 million. The valuation loss on derivatives was ¥8,625 million, this being the balance of profit of ¥1,445 million in other underwriting income minus loss of ¥10,070 million in income on derivatives.

5.	Other extraordinary profit consists of settlement amount of ¥2,050 million received from Fortress Re Inc., U.S. insurance agency and others in respect of loss resulting from overseas reinsurance transactions.-

6.	The total retirement allowance expenses recorded as loss adjustment expenses, and operating expenses and general administrative expenses were ¥12,601 million and the breakdown is as follows.

Working expenses		¥5,873 million
Interest expenses		¥1,741 million
Expected investment income		— million
Expenses disposition associated with the actuarial variations		¥3,788 million
Expenses disposition associated with past service liabilities	Δ	¥1,251 million

Sub Total		¥10,151 million

Premium payments to defined contribution pension fund		¥2,449 million

Expenses associated with retirement allowances payments		¥12,601 million

7.	Net loss of current period per share was ¥75.10. The items forming the calculation basis for this number are as follows: Net loss, which serves as the basis for computing per-share net loss, was ¥73,943 million, all of which is allocable to the common shareholders. Net loss allocable to common shares was ¥73,943 million and the average number of shares outstanding during the period was 984,540 thousands.

Net income of current period per share adjusted for residual shares is not shown, as a net loss per share is recorded for the current period.

8.	Amounts have been rounded off to the unit noted.

52

Statement of Changes in Shareholders’ Equity for Business Year 2008 (April 1, 2008—March 31, 2009)

	(Units: Millions of Yen)
Item	Amount
Shareholder’s Equity
Capitals
Balance as at the end of prior period		70,000
Balance as at the end of current period		70,000
Additional paid-in capital
Capital Reserve
Balance as at the end of prior period		24,229
Balance as at the end of current period		24,229
Other additional paid-in capital
Balance as at the end of prior period		11
Change during current period
Disposal of Treasury Share	Δ	11
Total changes during current period	Δ	11
Balance as at the end of current period		—
Retained earnings
Retained earnings reserve
Balance as at the end of prior period		32,150
Change during current period
Distribution of Surplus		3,938
Total changes during current period		3,938
Balance as at the end of current period		36,088
Other retained earnings
Reserve for advanced depreciation
Balance as at the end of prior period		891
Change during current period
Provision of reserve for advanced depreciation		276
Drawdown of reserve for advanced depreciation	Δ	44
Total changes during current period		231
Balance as at the end of current period		1,123
Reserve for advanced depreciation special account for fixed asset
Balance as at the end of prior period		276
Change during current period
Drawdown of reserve for advanced depreciation special account for fixed asset	Δ	276
Total changes during current period	Δ	276
Balance as at the end of current period		—
General Reserve
Balance as at the end of prior period		315,300
Change during current period
Provision of General Reserve		16,000
Total changes during current period		16,000
Balance as at the end of current period		331,300
Retained earnings carried forward
Balance as at the end of prior period		63,358
Change during current period
Provision of reserve for advanced depreciation	Δ	276
Drawdown of reserve for advanced depreciation		44
Drawdown of reserve for advanced depreciation special account for fixed asset		276
Provision of General Reserve	Δ	16,000
Distribution of Surplus	Δ	23,629
Net Loss of Current Period	Δ	73,943
Disposal of Treasury Share	Δ	10
Total changes during current period	Δ	113,539
Balance as at the end of current period	Δ	50,181

53

(Units: Millions of Yen)
Item	Amount
Treasury share
Balance as at the end of prior period
Change during current period
Acquisition of Treasury Share
Disposal of Treasury Share	216
Total changes during current period	3
Balance as at the end of current period
Total of Shareholder’s Equity
Balance as at the end of prior period	503,374
Change during current period
Distribution of Surplus
Net Loss of current period
Acquisition of Treasury Share
Disposal of Treasury Share	194
Total changes during current period
Balance as at the end of current period	409,720
Valuation/translation difference etc.
Other securities valuation difference
Balance as at the end of prior period	570,558
Change during current period
Changes in items other than shareholders’ equity during current period (net)
Total changes during current period
Balance as at the end of current period	205,017
Total of valuation/translation difference etc.
Balance as at the end of prior period	570,558
Change during current period
Changes in items other than shareholders’ equity during current period (net)
Total changes during current period
Balance as at the end of current period	205,017
Share Option
Balance as at the end of prior period	557
Change during current period
Changes in items other than shareholders’ equity during current period (net)	426
Total changes during current period	426
Balance as at the end of current period	984
Total net assets
Balance as at the end of prior period	1,074,490
Change during current period
Distribution of Surplus
Net loss of current period
Acquisition of Treasury Share
Disposal of Treasury Share	194
Changes in items other than shareholders’ equity during the current period (net)
Total changes during current period
Balance as at the end of current period	615,721

54

Notes to the Statement of Changes in Shareholders’ Equity

1.	Matters Concerning Type of Treasury Share and the Number of Shares

	The number of shares at the end of the prior period (thousands of shares)	Increase in the number of shares during the current period (thousands of shares)	Decrease in the number of shares during the current period (thousands of shares)	The number of shares at the end of the current period (thousands of shares)
Common share	3,181	248	241	3,188

Total	3,181	248	241	3,188

Notes	1.	The increase of 248,000 shares in common shares in the treasury share represents the increase due to the purchase of shares less than one unit.
2.	The decrease of 241,000 shares in common shares in treasury share represents the sum of the decrease of 178,000 shares due to the increased purchase of shares less than one unit and the disposal of 63,000 shares of treasury share associated with the exercise of rights to share options.

2.	Amounts have been rounded off to the unit noted.

55

Certified Copy of the Accounting Auditor’s Report

Report of Independent Auditors

May 15, 2009

The Board of Directors

Sompo Japan Insurance Inc.

Ernst & Young ShinNihon LLC

Mitsuo Uchida
Certified Public Accountant
Designated and Engagement Partner

Kenji Usukura
Certified Public Accountant
Designated and Engagement Partner

Pursuant to Article 436, Section 2, Paragraph 1 of the Corporation Law, we have audited the balance sheet, the statement of income, the statement of changes in net assets and the related supplementary schedules of Sompo Japan Insurance Inc. (the “Company”) applicable to the 66th fiscal year from April 1, 2008 through March 31, 2009. These financial statements and the related supplementary schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and the related supplementary schedules based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the related supplementary schedules are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the related supplementary schedules. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and the related supplementary schedules. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the related supplementary schedules referred to above present fairly, in all material respects, the financial position and results of operations of Sompo Japan Insurance Inc. applicable to the 66th fiscal year ended March 31, 2009 in conformity with accounting principles generally accepted in Japan.

We have no interest in the Company which should be disclosed in compliance with the Certified Public Accountants Act.

56

Certified Copy of the Audit Report

Audit Report

The Board of Company Auditors has prepared this audit report following deliberation on the basis of audit reports as prepared by each auditor in respect of the duties as performed by the directors of the Company during the 66th business year between April 1, 2008 and March 31, 2009 and hereby report as follows:

1.	Audit Methods and Contents of Auditors and the Board of Company Auditors

The Board of Company Auditors established the audit policy and audit plans etc., received reports from each company auditor on audit field work performed and audit results, and also received reports from directors etc. and the accounting auditor concerning the status of the performance of their duties, and requested explanations if and when needed.

Each company auditor, in conformity with general audit standards set out by the Board of Company Auditors and in accordance with the audit policy and audit plans, has requested communications with directors and employees from internal audit and other departments, strove to collect information and develop the environment for audit, attended the Board of Directors meetings and other pertinent meetings, received reports from directors and employees concerning the status of the performance of their duties, and requested explanations if and when needed, gained access to important approval documents, and examined the status of business operations and assets at the head office and other major business offices.

Further, the Board of Company Auditors has monitored and inspected the contents of a Board of Directors resolution concerning the development of the system to ensure that the execution of duties by directors is in compliance with the laws and regulations and the articles of incorporation and the system prescribed by Paragraph 1 and Paragraph 3, Article 100 of the Ordinance for Enforcement of the Companies Act as necessary to ensure proper operations of companies and the status of the system developed under the said Board of Directors resolution (the internal control system).

As for subsidiary companies, the Board of Company Auditors requested communications and an exchange of information with directors and auditors of subsidiaries, and received business reports from subsidiaries if and when needed.

On the basis of the above-mentioned methods, the Board of Company Auditors examined the business report and supplementary schedules thereof for the reference business year.

Furthermore, the Board of Company Auditors has monitored and inspected whether the accounting auditor has maintained its independent position and conducted proper auditing and received reports from the accounting auditor on the status of the performance of its duties and requested explanations if and when needed.

The Board of Company Auditors has also received the notification from the accounting auditor that it has developed the “internal system for ensuring the appropriate execution of duties (matters listed in each item of Article 131, the Ordinance for Company Accounting) in accordance with “Quality Control Standards for audit” (Business Accounting Council, October 28, 2005), and requested explanations if and when needed.

On the basis of the above-described audit methods, the Board of Company Auditors has examined the financial statements (the balance sheet, profit and loss statement, and statement of changes in shareholders’ equity) and supplementary notes for the reference fiscal year.

57

2.	Audit Results

(1)	Audit Results for the Business Report, etc.

(i)	The business report and supplementary schedules thereof properly represent conditions at the Company in accordance with relevant laws and regulations and the Company’s articles of incorporation.

(ii)	There are no unfair acts or material facts which violate any relevant laws and regulations or the Company’s Articles of Incorporation relating to directors’ execution of their duties.

(iii)	The contents of the Board of Directors resolution concerning the internal control system are appropriate. Further, there are no matters to be raised regarding the performance of duties by directors with respect to the internal control system.

(2)	Audit Results for the Financial Statements and Supplementary Schedules thereof

The audit methods used and results obtained by the accounting auditor, ERNST & YOUNG SHINNIHON LLC, are appropriate.

May 15, 2009

The Board of Company Auditors, Sompo Japan Insurance Inc.

Tsuneo Ando, Company Auditor (full-time)
Jiro Handa, Company Auditor (full-time)
Tohru Tsuji, Company Auditor (outside auditor)
Kunihiro Matsuo, Company Auditor (outside auditor)
Yukako Uchinaga, Company Auditor (outside auditor)

58

Consolidated Balance Sheet for Business Year 2008 (As of March 31, 2009)

	(Units: Millions of Yen)
Item	Amount

(Assets)
Cash and Deposits		151,781
Call Loans		73,600
Repurchase Agreement Accounts		81,978
Monetary Claims Purchased		40,160
Money Trusts		9,715
Securities		4,125,568
Loans		517,894
Tangible Fixed Assets		219,047
Land		104,173
Buildings		89,717
Leased Assets		2,253
Construction in progress		1,221
Other Tangible Fixed Assets		21,682
Intangible Fixed Assets		26,456
Software		2,542
Goodwill		23,096
Other Intangible Fixed Assets		816
Other Assets		434,189
Deferred Tax Assets		249,507
Allowance for Bad Debts	Δ	16,520

Total Assets		5,913,379

(Liabilities)
Insurance Policy Reserve		4,998,577
Outstanding Claims		818,052
Underwriting Reserves		4,180,524
Other Liabilities		199,019
Reserve for Retirement Allowance		99,342
Reserve for Retirement Allowance for officers		31
Reserve for Accrued Bonuses		14,679
Reserves under Special Laws		6,487
Reserve for Price Fluctuation		6,487
Deferred Tax Liabilities		295

Total Liabilities		5,318,432

(Net Assets)
Capital		70,000
Additional Paid-In Capital		24,229
Retained Earnings		320,381
Treasury Share	Δ	2,839
Total Shareholders’ equity		411,771
Other Securities Valuation Difference		207,503
Foreign Currency Translation Adjustments Account	Δ	26,274
Total of valuation/translation differences		181,228
Share options		984
Minority Equity Interest		962
Total Net Assets		594,946

Total Liabilities and Net Assets		5,913,379

59

Consolidated Income Statement for Business Year 2008 (April 1, 2008—March 31, 2009)

(Units: Millions of Yen)
Item	Amount
Ordinary Income	1,767,980
Underwriting Income	1,657,757
Net Premiums Written	1,308,194
Savings-Type Insurance Premiums Written	145,491
Investment Income on Savings-Type Insurance Premiums Written	43,024
Life Insurance Premiums	124,039
Reversal of Underwriting Reserve, etc.	36,083
Other Underwriting Income	923
Asset Investment Income	101,968
Investment Incomes on Securities for Trading Purposes	123,548
Income on Sale of Securities	19,630
Income on Redemption of Securities	266
Income on Derivatives	426
Other Investment Income	1,122
Transfer of Investment Income on Savings-Type Insurance Premiums Written	Δ43,024
Other Ordinary Income	8,254

Ordinary Expenses	1,912,032
Underwriting Expenses	1,476,233
Net Claims Paid	841,304
Loss Adjustment Expenses	75,981
Various Commissions and Collection Expenses	231,599
Maturity Refunds	202,767
Dividends to Policyholders	30
Life Insurance Premiums	39,485
Amounts Transferred to Reserves for Outstanding Claims	82,732
Other Underwriting Expenses	2,331
Asset Management Expenses	139,430
Investment Loss on Money Trusts	12,746
Investment Loss on securities for trading purposes	225
Loss on Sale of Securities	2,444
Loss on Valuation of Securities	80,064
Loss on Redemption of Securities	461
Extraordinary Account Asset Investment Loss	3,110
Other Asset Management Expense	40,378
Operating Expenses and General Administrative Expenses	293,790
Other Ordinary Expenses	2,578
Interest Paid	113
Amounts Transferred to Allowance for Bad Debts	578
Loss on Bad Debt	100
Investment Loss under the Equity Method	338
Other Ordinary Expenses	1,447

Ordinary Profit	144,052

Extraordinary Profit	34,231
Gain on Disposal of Fixed Assets	629
Reversal of Reserves under Special Laws	31,420
Reserve for Price Fluctuation	31,420
Other Extraordinary Profit	2,181

Extraordinary Loss	848
Loss on Disposal of Fixed Assets	734
Valuation Loss of Real Estate	113

Pre-Tax Net Loss for Current Period	110,669
Corporate Income Tax and Inhabitant Tax	7,082
Adjustments to Corporate Income Tax and Other Taxes	Δ50,931
Total of Corporate Income Tax etc.	Δ43,849
Minority Equity Loss	110
Net Loss for the Current Period	66,710

60

Consolidated Statement of Changes in Shareholders’ Equity for Business Year 2008

(April 1, 2008—March 31, 2009)

(Units: Millions of Yen)
Item	Amount
Shareholders’ Equity
Capital
Balance as at the end of prior period	70,000
Balance as at the end of current period	70,000
Additional paid-in capital
Balance as at the end of prior period	24,241
Change during current period
Disposal of Treasury Share	Δ11
Total changes during current period	Δ11
Balance as at the end of current period	24,229
Retained Earnings
Balance as at the end of prior period	407,051
Fluctuation arising from change in accounting of overseas subsidiaries	Δ257
Change during current period
Distribution of Surplus	Δ19,691
Net Loss of current period	Δ66,710
Disposal of Treasury Share	Δ10
Total changes during current period	Δ86,412
Balance as at the end of current period	320,381
Treasury Share
Balance as at the end of prior period	Δ2,842
Change during current period
Acquisition of Treasury Share	Δ213
Disposal of Treasury Share	216
Total changes during current period	3
Balance as at the end of current period	Δ2,839
Total Shareholders’ Equity
Balance as at the end of prior period	498,449
Fluctuation arising from change in accounting of overseas subsidiaries	Δ257
Change during current period
Distribution of Surplus	Δ19,691
Net Loss of current period	Δ66,710
Acquisition of Treasury Share	Δ213
Disposal of Treasury Share	194
Total changes during current period	Δ86,420
Balance as at the end of current period	411,771

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(Units: Millions of Yen)
Item	Amount
Valuation/translation differences etc.
Other securities translation differences
Balance as at the end of prior period	571,377
Change during current period
Changes in items other than shareholders’ equity during current period (net) period (net)	Δ363,873
Total changes during current period	Δ363,873
Balance as at the end of current period	207,503
Foreign currency translation adjustments account
Balance as at the end of prior period	245
Change during current period
Changes in items other than shareholders’ equity during current period (net) period	Δ26,520
Total changes during current period	Δ26,520
Balance as at the end of current period	Δ26,274
Total Valuation/translation differences etc.
Balance as at the end of prior period	571,622
Change during current period
Changes in items other than shareholders’ equity during current period (net) period	Δ390,393
Total changes during current period	Δ390,393
Balance as at the end of current period	181,228
Share option
Balance as at the end of prior period	557
Change during current period
Changes in items other than shareholders’ equity during current period (net) period (net)	426
Total changes during current period	426
Balance as at the end of current period	984
Minority Equity
Balance as at the end of prior period	546
Change during current period
Changes in items other than shareholders’ equity during current period (net) period (net)	416
Total changes during current period	416
Balance as at the end of current period	962
Total Net Assets
Balance as at the end of prior period	1,071,176
Fluctuation arising from change in accounting of overseas subsidiaries	Δ257
Change during current period
Distribution of Surplus	Δ19,691
Net Loss of current period	Δ66,710
Acquisition of Treasury Share	Δ213
Disposal of Treasury Share	194
Changes in items other than shareholders’ equity during current period (net) period (net)	Δ389,551
Total changes during current period	Δ475,971
Balance as at the end of current period	594,946

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Important Items for Preparation of Consolidated Balance Sheet

1.	The consolidated financial statements of the Company were prepared in accordance with the Ordinance for Company Accounting (Ministry of Justice Ordinance No. 13 of 2006) and, pursuant to Article 118 of the said ordinance, the Ordinance for Enforcement of the Insurance Business Law (Ministry of Finance Ordinance No. 5 of 1996).

2.	The definitions of subsidiaries etc. and affiliated companies etc. conform to Article 2-3, Paragraphs 2 and 3 of the Cabinet Order for Enforcement of Insurance Business Law (Cabinet Order No. 425 of 1995).

3.	Issues Pertaining to the Scope of Consolidation

(1)	Consolidated subsidiaries—10 Companies

Sompo Japan Himawari Life Insurance Co., Ltd.

Sompo Japan DC Securities Inc.

Sompo Japan DIY Life Insurance Co., Ltd.

Sompo Japan Asset Management Co., Ltd.

Sompo Japan Insurance Company of America

Sompo Japan Insurance Company of Europe Limited

Sompo Japan Asia Holding Pte. Ltd.

Sompo Japan Insurance (Singapore) Pte. Ltd.

Sompo Japan Insurance (China) Co., Ltd.

Yasuda Seguros S.A.

Sompo Japan Asia Holdings Pte. Ltd. came under the subsidiaries. etc. as a result of investment and is accordingly treated as a consolidated subsidiary as from the current consolidated business year.

Sompo Japan Insurance Company (Asia) Pte. Ltd. has changed its name to Sompo Japan Insurance (Singapore) Pte. Ltd. as from the current consolidated business year.

(2)	Non-consolidated subsidiaries

Major company names

Sompo Japan Insurance (Hong Kong) Company Limited

Ark Re Limited

Non-consolidated subsidiaries were excluded from the consolidation scope as, with regards to the total assets, ordinary income, net income or loss for current period (the appropriate amount considering the equity interest) and retained earnings (the appropriate amount considering the equity interest), they had little effect on the rational appraisal of the financial status and operating results of the consolidated group.

4.	Issues Pertaining to Application of Equity Method

(1)	Affiliated companies accounted for by the equity-method—five (5) companies

Yasuda Enterprise Investment Co., Ltd.

Saison Automobile and Fire Insurance Co., Ltd.

Hitachi Capital Insurance Corporation

Berjaya Sompo Insurance Berhad

Universal Sompo General Insurance Company Limited

(2)	Non-consolidated subsidiaries and affiliated companies not accounted for by the equity method

Major company names

Sompo Japan Insurance (Hong Kong) Company Limited

Ark Re Limited

The equity method was not applied to the non-consolidated subsidiaries and affiliated companies not accounted for by the equity method since they had minor impact on the consolidated net incomes and losses and retained earnings etc. and they are on the whole immaterial.

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5.	Issues Pertaining to Accounting Years of Consolidated Subsidiaries

The business year end of all foreign consolidated subsidiaries is December 31. However, as the variation in business year ends does not exceed three (3) months, business year end financial statements as of the same date were used for the purpose of preparation of the consolidated financial statements. Adjustments required for consolidated accounting were made for important transactions which occurred during the variation period of the consolidated business year ends.

6.	Issues Pertaining to Accounting Standards

(1)	Valuation standards and methods for securities

Valuation standards and methods for securities held by the Company and its domestic consolidated subsidiaries are as follows:

i.	Securities held for sale purposes are valued by the market value method. Cost of sales is calculated using the moving-average method.

ii.	Securities that will be held to maturity are valued by the amortized cost method using the moving-average method.

iii.	Shares in non-consolidated subsidiaries etc. and affiliated companies etc. not accounted for by the equity method are valued by the cost method using the moving-average method.

iv.	Other securities with market value are valued by their market values on the last day of the business year by the market value method. All valuation differences are added to or subtracted from net asset value. In addition to this, the cost of sales is calculated using the moving-average method.

v.	Other securities without market values are valued by the cost method or amortized cost method, using the moving-average method.

vi.	The valuation of securities that have been invested as trust assets for sole-managed money trusts, with the purpose of holding being other than investment or holding to maturity are valued using the same methods specified above for other securities.

Securities held by foreign consolidated subsidiaries are generally valued by the market value method.

(2)	Valuation standards and methods for derivative transactions

Derivative transactions of the Company and domestic consolidated subsidiaries are valued by the market value method.

(3)	Depreciation method of important depreciable assets (other than leased assets)

i.	Tangible Fixed Assets (other than leased assets)

Tangible fixed assets (other than leased assets) held by the Company and domestic consolidated subsidiaries are depreciated using the fixed percentage method.

However, straight line depreciation is applied to buildings (excluding furniture, fixtures and equipment) acquired after April 1, 1998.

Tangible fixed assets (other than leased assets) held by foreign consolidated subsidiaries are all depreciated using the straight-line method.

ii.	Intangible fixed assets

Software used in-house by and held by the consolidated subsidiaries is depreciated using the straight-line method during the effective use life of the software.

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iii.	Leased Assets

The leased assets among tangible fixed assets relating to finance lease transactions that do not transfer ownership to the lessee held by the Company and domestic consolidated subsidiaries are depreciated using the straight-line method using the lease term as the useful life. With respect to the residual value, in the case of leased assets with residual value guarantee under the relevant lease contract, the residual value is the guaranteed value, and in the case of other leased assets, the residual value is zero.

(4)	Recording Standards for Important Allowances

i.	Allowance for Bad Debts

The Company and its domestic insurance consolidated subsidiaries provide an allowance for losses from bad debts and record it as follows using self-assessment standards, as well as depreciation/reserve standards, for assets:

The amount set aside for claims against a debtor who is legally and formally in corporate failure, such as bankruptcy or special liquidation, or subject to deposition of suspension of trading at clearinghouses, and claims against a debtor who is effectively bankrupt, is the amount of the outstanding claims against such debtor after deducting the expected disposal value of collateral and deducting the amount of possible recovery from the guarantees.

The amount set aside for claims against a debtor who is likely to fail, is the amount considered necessary by comprehensively judging the debtor’s ability to pay out of the balance of the amount of the outstanding claims against such debtor after deducting the expected disposal value of collateral and deducting the amount of possible recovery from the guarantees.

The amount set aside for claims other than the above is calculated to be the amount of expected losses during a specified period of time in the future. This is done by computing actual historical bad debt ratios based on actual historical bad debt over a specified period of time and by multiplying the expected loss ratio computed based on such figures by the amount of outstanding claims.

All claims are assessed by the departments responsible for the debts according to the self-assessment standards for assets. The results from these assessments are audited by an asset audit department etc. independent from such departments and the amounts set aside are based on these assessment results.

For other consolidated subsidiaries, etc, bad debt estimations are calculated mainly based on the collectability of individual claims.

ii.	Reserve for Retirement Allowance

The Company and its domestic consolidated subsidiaries set aside the reserve for retirement allowances for the employees based on the estimated retirement allowances obligations at the end of the business year in order to apply it to employee retirement allowance.

Past service liabilities are treated as expenses using the straight line method, based on a specified number of years not exceeding the average remaining service period of employees at the time when the liability is incurred.

Actuarial variances are treated as expenses beginning in the subsequent consolidated business year using the straight line method, based on a specified number of years not exceeding the average remaining service period of employees at the time when the variance occurs.

iii.

Reserve for Retirement Allowance for Officers Domestic consolidated subsidiaries record the amount, payable at the end of the current period pursuant to internal regulations as the reserve for retirement allowance for officers, in order to prepare for the payment of retirement allowances

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(including pensions) for officers. The Company formerly recorded a reserve for retirement allowance for officers was formerly recorded as the estimated amount, based on internal regulations, payable at the end of the business year in order to prepare for the payment of retirement allowances (including pensions) for officers (including executive officers). However, following the approval of payment of accrued allowances associated with the abolition of the retirement allowance plan for officers at the Annual Shareholders’ Meeting on June 25, 2008, and the final decision on the amount and timing of payments by the Board of Directors on October 24, 2008, the Reserve for Retirement Allowance for Officers was drawn down in its entirety and the outstanding balance of retirement allowance payable was transferred to other liabilities.

iv.	Reserve for Accrued Bonuses

The Company and its consolidated subsidiaries etc. set aside the reserve for accrued bonuses for employee based on the estimated amount payable at the end of the current period.

v.	Reserve for Price Fluctuation

To prepare for losses associated with stock price fluctuations, the Company and domestic insurance consolidated subsidiaries etc. set aside the reserve for price fluctuation in accordance with Article 115 of the Insurance Business Law.

(5)	Standards for translating important foreign currency denominated assets or liabilities into Japanese Yen

Foreign currency denominated assets and liabilities have been converted into Japanese Yen in accordance with the accounting standards pertaining to foreign currency denomination transactions. Foreign currency denominated monetary debts and credits have been translated into Japanese Yen based on the spot exchange rate of the consolidated accounting date. All translating differences have been stated as profits or losses.

Assets and liabilities and profits and expenses of the foreign consolidated subsidiaries etc. have been translated into Japanese Yen based on the spot exchange rate of the respective accounting dates of the foreign consolidated subsidiaries. The translation difference has been included in the foreign currency translation adjustments account and the minority equity interests as part of net assets portion.

(6)	Important lease transaction processing method

The Company and domestic consolidated subsidiaries etc. formerly treated finance lease transactions that do not transfer ownership to the lessee according to the method used for ordinary rental transactions. However, from the current consolidated business year, “Accounting Standard for Lease Transactions” (Accounting Standard Board of Japan Statement No. 13 of June 17 of 1993 (Business Accounting Council The 1st Committee), as amended on March 30, 2007) and “Guidance on Accounting Standard for Lease Transactions” (Accounting Standard Board of Japan Guidance No. 16 of January 18, 1994 (Japanese Institute of Certified Public Accountants Accounting Practice Committee), as amended on March 30, 2007) are applied and finance lease transactions that do not transfer ownership to the lessee which commenced on or after April 1, 2008 are treated according to the accounting method equivalent to that used for ordinary sale and purchase transactions. Finance lease transactions that do not transfer ownership to the lessee that commenced on or before March 31, 2008 continue to be treated according to the accounting method used for ordinary rental transactions. The effect of this on the consolidated net losses and net loss before adjustments of tax etc. of the current consolidated business year is minor.

(7)	Important hedge accounting method

The Company values stock swap transactions for the purpose of hedging future share price fluctuation risks of held stocks using hedge market values.

In addition, of the interest rate swap transactions for the purpose of hedging interest rate fluctuations risks of held bonds, etc. the exceptional disposition for the accounting of interest rate swaps is used for

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those transactions that meet the requirements for the exceptional disposition. The appropriation method is used for future exchange contracts and currency swaps used to hedge fluctuation risks in the currency exchange market related to foreign currency bonds etc. that meet the requirements of the appropriation method. Please note that the effectiveness of hedges is generally determined by periodically analyzing the fluctuation amounts of market rate fluctuations for both the hedged items and the hedging instruments during the period from the commencement of the hedge up to the assessment dates. However, the analysis of hedge effectiveness is omitted where it is apparent that there is strong correlation between the hedged items and the hedging instruments, and for those interest rate transactions that meet the requirements of the exceptional disposition method and those that meet the requirements of the appropriation method.

(8)	Accounting processing of consumption tax

The national and local consumption taxes of the Company and domestic consolidated subsidiaries etc. are accounted for using mainly the tax exclusive method. However, loss adjustment expenses, commissions and collection expenses, and operating expenses and general administrative expenses of the Company are accounted for using the tax inclusive method.

Non-deductible consumption tax and other taxes related to assets are added to other assets and amortized in equal installments over five years.

(9)	Accounting standards applied to the overseas consolidated subsidiaries

From current consolidated business year, “Practical Solution on Unification of Accounting Policies Applied to Foreign Subsidiaries for Consolidated Financial Statement” (ASBJ PITF No.18 of May 17, 2006), is applied and the necessary consolidated accounting corrections are made under accounting standards in the countries/regions in which overseas consolidated subsidiaries are located.

The effect of this on the consolidated net losses and net loss before adjustments of tax etc. of the current consolidated business year is minor.

7.	Issues Pertaining to Evaluation of Assets and Liabilities of Consolidated Subsidiaries etc.

The market value method was adapted entirely to the evaluation of assets and liabilities of the consolidated subsidiaries etc.

8.	Issues Pertaining to the Amortization of Goodwill and Negative Goodwill

Goodwill and negative goodwill for domestic life insurance consolidated subsidiaries etc. are amortized in equal installments for 20 years from the time accounts are incurred. Adjustments of small amounts are amortized at one time.

9.	As a result of the amendment of the Ordinance for Enforcement of Insurance Business Law, from current consolidated business year, breakdowns are shown of “Land”, “Buildings”, “Leased Assets”, “Construction in Progress” and “other Tangible Fixed Assets” in “Tangible Fixed Assets”, and “Software” ”Goodwill” and “Other Intangible Fixed Assets” in the “Intangible Fixed Assets”. In the prior consolidated business year, breakdowns of Tangible Fixed Assets and Intangible Fixed Assets are, respectively; Land, ¥104,928 Million; Buildings, ¥91,688 Million; Construction in Progress, ¥1,787 Million; other Tangible Fixed Assets, ¥22,152 Million; Software, ¥642 Million, Goodwill, ¥24,969 Million; other Intangible Fixed Assets, ¥817 Million.

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Notes on the Consolidated Balance Sheet

1.	Total depreciation of all tangible fixed assets amounts to ¥236,040 million and the advanced depreciation amounts to ¥10,521 million.

2.	Shares and amount invested of non-consolidated companies and affiliated companies are as follows:

Securities (stock)	¥25,533 million
Securities (investments)	¥9,147 million

3.	(1) Of the total loan amount, ¥491 million is in uncollectible loans and ¥2,474 million is in delinquent loans.

Uncollectable loans are those loans that are not included in interest receivables because the principal or interest is unlikely to be collected by or repaid to the Company due to such reasons as payments have been delinquent for a substantial amount of time (excluding the portion of the bad debt already written off; hereinafter referred to as “Loans with Unreported Interest Receivable”) to which the conditions set forth in Article 96, Paragraph 1, Sub-Paragraph 3, Items a) (i) through e) (ho) (limit for provision for bad debts allowance) or Sub-Paragraph 4 of the Cabinet Order for Enforcement of Corporate Income Tax Law (Cabinet Order No. 97 of 1965) apply.

Delinquent loans fall under the Loans with Unreported Interest Receivable and are those loans which are not uncollectable loans or loans for which interest payments are deferred in order to assist the debtor or help the debtor restructure its business.

(2)	Of the overall loan amount, ¥ 4 million is attributed to loans overdue longer than three months.

Loans overdue longer than three months are those loans other than uncollectable loans or delinquent loans and for which interest or principal payments are overdue by three months or longer from the day succeeding the due date for payment set forth in the contract.

(3)	Of the overall loan amount, ¥451 million is allocated to restructured loans (loans with alleviated loan terms).

Restructured loans are those loans, other than uncollectable loans, delinquent loans or loans overdue longer than three months, for which interest reductions or waivers, payment extensions for interest or principal, forgiveness of debt or other beneficial conditions have been applied in favor of the borrower in order to assist the business restructuring of or to provide other support to the borrower.

(4)	The sum of the uncollectable loans, delinquent loans, loans overdue longer than three months, and restructured loans is ¥3,421 million.

4.	Assets pledged as collateral consist of securities worth ¥76,681 million and deposits worth ¥7,534 million. These assets are used as collateral for borrowings of ¥512 million included in other liabilities and as a deposit to obtain a letter of credit. Assets effectively pledged as collateral through a special purpose company established for the purpose of guarantying liabilities under the Company’s reinsurance contracts consist of securities worth ¥8,530 million.

5.	Securities lent pursuant to consumption loan agreements total ¥73,964 million and are included in Securities.

6.	The balance on unexecuted loans related to loan commitment agreements amounts to ¥24,308 million.

7.	Net assets per share are ¥602.30.

The net assets at the end of the current consolidated business year which form the basis for computing the above number are ¥594,946 million, ¥1,946 million related to share options and minority equity interest and are not vested to common shareholders. At the end of the current consolidated business year, net assets related to common shares are ¥593,000 million, and number of common shares is 984,544 thousands.

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8.	Items related to share options are as follows:

(1)	Expenses and expense amount related to share options in the current consolidated business year. Operating expenses, general administrative expenses, and loss adjustment costs: ¥443 million

(2)	Share option contents, scale, and status of changes

i.	Share option contents

	Grantee classification and number	Number of share options granted by type of stock	Grant date	Exercise period
2000 share options	Company directors: 29	Common share: 450,000 shares	Dec. 15, 2000	Jun. 30, 2002 – Jun. 29, 2010*1

2001 share options	Company directors: 12 Executive officers: 16	Common share: 450,000 shares	Aug. 1, 2001	Jun. 29, 2003 – Jun. 28, 2011*2

2002 share options	Company directors: 15 Executive officers: 32	Common share: 800,000 shares	Aug. 1, 2002 Nov. 1, 2002 Jan. 1, 2003 May 1, 2003 Jun. 1, 2003	Jun. 28, 2004 – Jun 27, 2012*3

2003 share options	Company directors: 9 Executive officers: 28	Common share: 600,000 shares	Aug. 1, 2003 Feb. 2, 2004	Jun. 28, 2005 – Jun. 27, 2013*3

2004 share options	Company directors: 8 Executive officers: 31	Common share: 625,000 shares	Aug. 2, 2004 Feb. 1, 2005	Jun. 30, 2006 – Jun. 29, 2014*3

2005 share options	Company directors: 11 Executive officers: 36	Common share: 733,000 shares	Aug. 1, 2005 Feb. 1, 2006	Jun. 29, 2007 – Jun. 28, 2015*3

2006 share options	Company directors: 10 Executive officers: 32	Common share: 640,000 shares	Aug. 7, 2006 Feb. 15, 2007	Jun. 29, 2008 – Jun. 28, 2016*3

2007 share options	Company directors: 15 Executive officers: 26	Common share: 785,000 shares	Aug. 13, 2007 Feb. 12, 2008	Jun. 28, 2009 – Jun. 27, 2017*3

2008 share options	Company directors: 14 Executive officers: 30	Common share: 471,600 shares	Aug. 11, 2008	Aug. 12, 2008 – Aug. 11, 2033*[4]

Notes	1.	The number of share options granted is listed as the number of shares.

	2.	Vesting conditions: all options are vested on the grant date.

	3.	Subject service period: not applicable.

	4.	*1	When an individual forfeits his/her position of director of the Company, his or her last day to exercise the share options shall be the sooner of the last day of the exercise period or the day three years following retirement.

		*2	When an individual forfeits his/her position of director or executive officer of the Company, his or her last day to exercise the share options shall be the sooner of the last day of the exercise period or the day three years following retirement.

		*3	When an individual forfeits his/her position as either a director or executive officer of the Company, his or her last day to exercise the share options shall be the sooner of the last day of the exercise period or the day five years following retirement.

		*4	Share options may be exercised only during a period of 10 days from the date immediately succeeding the date on which an individual with share options forfeits his/her position as either a director or executive officer.

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5.	For the 2006 share options, the starting date of the exercise period for the executive officers who were granted 5,000 shares on August 7, 2006 is July 22, 2008, and the starting date of the exercise period for the executive officers who were granted 5,000 shares on February 15, 2007 is January 27, 2009.

6.	For the 2007 share options, the starting date of the exercise period for the executive officers who were granted 5,000 shares on August 13, 2007 is July 28, 2009, and the starting date of the exercise period for the executive officers who were granted 5,000 shares on February 12, 2008 is January 26, 2010.

ii.	Share options scale and status of changes

The number of share options existing in the current consolidated business year is listed as the number of shares.

a.	Number of share options

<After vesting>

(Unit: Shares)

	End of previous consolidated business year	Vested	Exercised	Lapsed	Unexercised
2000 share options	10,000	—	—	—	10,000
2001 share options	34,000	—	—	—	34,000
2002 share options	323,000	—	15,000	30,000	278,000
2003 share options	370,000	—	30,000	—	340,000
2004 share options	572,000	—	—	—	572,000
2005 share options	728,000	—	—	—	728,000
2006 share options	640,000	—	—	—	640,000
2007 share options	785,000	—	—	—	785,000
2008 share options	—	471,600	18,300	—	453,300

Note	Under the Company’s share option system, options are vested at the time they are granted, and so there are no options before they are vested.

b.	Unit value information

	Grant date	Exercise price		Stock price average at time of exercise		Fair unit value on grant date
2000 share options	Dec. 15, 2000		¥605		—		—
2001 share options	Aug. 1, 2001		¥797		—		—
2002 share options	Aug. 1, 2002 Nov. 1, 2002 Jan. 1, 2003 May 1, 2003 Jun. 1, 2003	¥ ¥ ¥ ¥ ¥	777 712 705 581 574		¥989 — — — —		—
2003 share options	Aug. 1, 2003 Feb. 2, 2004	¥ ¥	735 901	¥ ¥	1,122 992		—
2004 share options	Aug. 2, 2004 Feb. 1, 2005	¥ ¥	1,167 1,082		— —		—
2005 share options	Aug. 1, 2005 Feb 1, 2006	¥ ¥	1,148 1,665		— —		—
2006 share options	Aug. 7, 2006 Feb. 15, 2007	¥ ¥	1,598 1,623		— —	¥ ¥	470 515
2007 share options	Aug. 13, 2007 Feb. 12, 2008	¥ ¥	1,547 990		— —	¥ ¥	379 236
2008 share options	Aug. 11, 2008		¥1		¥505		¥940

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(3)	Method for estimating the fair unit value of share options

The method for estimating the fair unit value of share options granted during the current consolidated business year is as follows:

i.	Valuation technique used: binomial model

ii.	Main basis figures and estimation method

Valuation date	Aug. 11, 2008
Unit period (Note 1)	3 months
Price change rate (Note 2)	29%
Share price on valuation date	¥974
Exercise price	¥1
Anticipated time to maturity (Note 3)	3 years and 5 months
Dividend rate (Note 4)	1.02%
Interest rate (Note 45)	2.41%

Notes	1.	The unit period of the period during which rights may be exercised (10 days after retirement) is one (1) day.

	2.	Price change rate is calculated based on share price performance in the period corresponding to the anticipated time to maturity.

	3.	Estimated by taking the weighted average of the periods to each lattice point in a binomial model where it is assumed that options will be exercised at certain lattice points if the price when exercised exceeds the expected discount value of the options at the next point.

	4.	Based on dividend performance since the business year ended March 1990.

	5.	Calculated using the interest rate obtained from the swap rate corresponding to each period, covering the period from the grant date to expiration.

(4)	Method for estimating the number of vested share options

This item is not applicable, since options are vested at the time of granting under the Company’s share option system.

9.	No events materially affecting the assets, profits or losses of the succeeding consolidated business years have occurred since the end of the current consolidated business year

10.	Matters relating to business integration, etc. were as follows.

Transactions under common control

(1)	Details of constituent companies and operations, legal form of business integration, and summary of transactions including purpose thereof

i.	Details of constituent companies and operations

Sompo Japan Insurance Inc.	Non-life insurance business
Sompo Japan Asia Holdings Pte. Ltd.	Financial services

ii.	Legal form of business integration

Investment in kind by the Company of shares in subsidiaries and affiliated companies in Sompo Japan Asia Holdings Pte. Ltd.

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iii.	Summary of transactions including purpose thereof

During the current consolidated business year, the Company made investment in kind in Sompo Japan Asia Holdings Pte. Ltd. of all the shares held by the Company in Sompo Japan Insurance Company (Singapore) Pte. Ltd. and Sompo Japan Service (Thailand) Co., Ltd. with the aim of strengthening strategic planning support and management control across the region and further expanding operations and enhancing internal control by bringing subsidiaries and affiliates in Southeast Asia under the control of Sompo Japan Asia Holdings Pte. Ltd.

(2)	Summary of accounting treatment

The transactions were treated at appropriate book value as transactions under common control, in accordance with ‘Accounting Standards for Business Combination’ (Business Accounting Council of Oct. 31, 2003), ‘Accounting Standard for Business Divestitures’ (ASBJ Statement No.7 published on Dec. 27, 2005), and ‘Guidance on Accounting Standard for Business Combinations and Accounting Standard for Business Divestitures’ (ASBJ Guidance No.10 published on Nov. 15, 2007).

11.	Amounts have been rounded off to the unit noted.

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Notes on the Consolidated Statement of Income

1.	Breakdown of main business costs:

Agency commission	¥232,552 million
Salary	¥133,878 million

The business costs are a sum of the loss adjustment expenses, various commissions and collection expenses stated in the consolidated statement of income plus operating expenses and general administrative expenses of the Company.

2.	The breakdown of other extraordinary profit is: settlement amount of ¥2,050 million received from Fortress Re, U.S. insurance agency and others in relation to the losses resulting from overseas reinsurance transactions; ¥131 million in gains from changes in equity associated with consolidated subsidiaries etc.

3.	Net loss of the current period per share for the business year is ¥67.75.

The net loss for the current period which forms the basis for computing the above number is ¥66,710 million, not applicable for what is not vested to common shareholders, the net loss from the current period related to common shares is ¥66,710 million, and the average number of outstanding common shares during the business year is 984,540 thousands shares. Net income of the current period per share after adjustment of residual shares is not specified, as net loss of the current period per share is applicable.

4.	Amounts have been rounded off to the unit noted.

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Notes on the Consolidated Statement of Changes in Shareholders’ Equity

1.	Items related to the type and total number of outstanding shares, and the type and number of treasury share

	Shares at end of previous consolidated business year (thousands of shares)	Increase in number of shares during current consolidated business year (thousands of shares)	Decrease in number of shares during current consolidated business year (thousands of shares)	Shares at end of current consolidated business year (thousands of shares)
Outstanding shares
Common shares	987,733	—	—	987,733
Total	987,733	—	—	987,733
Treasury share
Common shares	3,181	248	241	3,188
Total	3,181	248	241	3,188

Notes 1.	The increase of 248,000 in the number of common shares of treasury share was the result of a buyback of fractional shares.
2.	The decrease of 241,000 in the number of common shares of treasury share was the result of a decrease by 178,000 shares due to the purchase of fractional shares and the disposal of 63,000 shares of treasury share accompanying the exercise of share options.

2.	Items related to new share options and treasury share options of treasury share

Category	Breakdown of share options	Balance at end of current consolidated business year
		(millions of yen)
Sompo Japan	Share options as stock options	984

Total		984

3.	Items related to dividends

(1)	Dividends paid

Resolution	Type of stock	Gross dividends	Dividend per share	Record date	Effective date
June 25, 2008 Annual Shareholders’ Meeting	Common share	¥19,691 million	¥20	March 31, 2008	June 26, 2008

(2)	Dividends with a record date in the current consolidated business year and an effective date in the next consolidated business year

Resolution	Type of stock	Gross dividends	Money to pay dividend	Dividend per share	Record date	Effective date
June 25, 2009 Annual Shareholders’ Meeting	Common share	¥19,690 million	Retained earnings	¥20	March 31, 2009	June 26, 2009

4.	Amounts have been rounded off to the unit noted.

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Notes on Retirement Allowance

1.	Summary of Adopted Retirement Allowance Plan

The Company utilizes a defined benefit type plan and has established retirement allowance trusts for its lump sum retirement allowance system (including company administered pension plans).

Further, the Company has adopted a defined contribution pension fund plan.

Three domestic consolidated subsidiaries have adopted defined-benefit type plans, establishing a lump sum retirement allowance system. Another three have adopted a defined contribution pension fund plan. A part of the foreign consolidated subsidiaries have established a defined contribution pension fund plan and a defined-benefit type pension plan.

2.	Issues Pertaining to Retirement Allowance Obligations

Retirement allowance obligations	Δ	¥121,447 million
Pension assets		¥3,026 million

Unfunded retirement allowances obligations	Δ	¥118,420 million
Unrecognized statistical variances		¥20,327 million
Unrecognized past service liabilities	Δ	¥1,248 million

Reserve for retirement allowances	Δ	¥99,342 million

3.	Issues Pertaining to Retirement Allowance Expenses

Working expenses			¥6,108 million
Interest expenses			¥1,744 million
Anticipated investment income		¥	— million
Disposal of expenses associated with statistical expenses			¥3,795 million
Disposal of expenses associated with past service liabilities	Δ		¥1,250 million

Sub-total			¥10,398 million

Installment payments into the defined contribution pension plan			¥2,641 million

Total retirement allowance expenses			¥13,040 million

Note	Some consolidated companies have calculated ¥199 million in gains on the drawdown of reserves for retirement allowance accompanying the conversion of the retirement allowance plan as extraordinary profit.

4.	Issues Pertaining to the Basis of Calculation of Retirement Allowance Obligations

Method of periodically allocating projected retirement allowances	Periodically fixed amount standard
Discount rate	1.5%
Expected investment return rate	0.0%
Years Processed with respect to the amount of past service liabilities amounts	5 years
Years Processed with respect to actuarial variances	11 - 13 years

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Tax Effect Accounting

1.	Deferred tax assets total ¥371,971 million, while deferred tax liabilities total ¥122,758 million.

A breakdown of the main factors that generate deferred tax assets and deferred tax liabilities are given below:

Deferred tax assets
Underwriting reserves etc.		¥190,842 million
Outstanding claims		¥ 71,331 million
Reserve for retirement allowances		¥ 35,829 million
Asset valuation loss		¥ 33,590 million
Operational loss carried forward (for tax purposes)		¥ 31,567 million
Intangible fixed assets for tax purposes		¥ 20,758 million
Other		¥ 27,648 million

Subtotal for deferred tax assets		¥411,567 million
Allowance account	Δ	¥ 39,596 million

Total deferred tax assets		¥371,971 million

Deferred tax liabilities
Valuation Difference on other securities, etc.	Δ	¥113,822 million
Other	Δ	¥ 8,935 million

Total deferred tax liabilities	Δ	¥122,758 million

Net deferred tax assets		¥249,212 million

Note	The net amount of deferred tax assets is split and included in the consolidated balance sheet as deferred tax assets totaling ¥249,507 million and as deferred tax liabilities totaling ¥295 million.

2.	For the current consolidated accounting year, the domestic statutory effective tax rate was 36.09%.

As a net loss before adjustments of taxes etc. was recorded in this consolidated business year, no breakdown of differences between statutory effective tax rate and the rate of corporate tax burden rate etc. after application of tax effect accounting is shown.

76

Certified Copy of the Accounting Auditor’s Report Pertaining to Consolidated Financial Statements

Report of Independent Auditors

May 15, 2009

The Board of Directors

Sompo Japan Insurance Inc.

Ernst & Young ShinNihon LLC

Mitsuo Uchida
Certified Public Accountant
Designated and Engagement Partner

Kenji Usukura
Certified Public Accountant
Designated and Engagement Partner

Pursuant to Article 444, Section 4 of the Corporation Law, we have audited the consolidated balance sheet, the consolidated statement of income and the consolidated statement of changes in net assets of Sompo Japan Insurance Inc. (the “Company”) applicable to the fiscal year from April 1, 2008 through March 31, 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position and results of operations of the Group, which consisted of the Company and consolidated subsidiaries, applicable to the fiscal year ended March 31, 2009 in conformity with accounting principles generally accepted in Japan.

We have no interest in the Company which should be disclosed in compliance with the Certified Public Accountants Act.

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Certified copy of the Board of Company Auditors Report Pertaining to Consolidated Financial Statements

Audit Report Pertaining to Consolidated Financial Statements

The Board of Company Auditors has prepared this audit report following deliberation on the basis of audit reports as prepared by each auditor in respect to the consolidated financial statements (the consolidated balance sheet, consolidated income statement and consolidated statement of changes in shareholders’ equity) for the 66th business year from April 1, 2008 to March 31, 2009 and hereby report as follows:

1.	Audit Methods and Contents of Auditors and the Board of Company Auditors

The Board of Company Auditors established the audit policy and audit plans, received reports from each auditor on audit field work performed and audit results, and also received reports from directors and the accounting auditor concerning the status of the execution of their duties, and requested explanations if and when needed.

Each company auditor, in conformity with general audit standards set out by the Board of Company Auditors and in accordance with the audit policy and audit plans, has received reports from directors and employees pertaining to the consolidated financial statements and requested explanations if and when needed. Further, the Board of Company Auditors has monitored and inspected whether the accounting auditor has maintained its independent position and conducted auditing in a proper manner, received reports from the accounting auditor on the status of the execution of its duties, and requested explanations if and when needed. The Board of Company Auditors has also received notification from the accounting auditor that it has developed the “system for ensuring the proper execution of duties” (matters listed in each item of Article 131, Ordinance for Company Accounting) in accordance with “Quality Control Standards for audit” (Business Accounting Council, October 28, 2005) etc., and requested explanations if and when needed. On the basis of the above-described audit methods, the Board of Company Auditors has examined the consolidated financial statements for the reference business year.

2.	Audit Results

The audit methods used and results obtained by the accounting auditor, ERNST & YOUNG SHINNIHON LLC, are appropriate.

May 15, 2009

The Board of Company Auditors, Sompo Japan Insurance Inc.

Tsuneo Ando, Company Auditor (full-time)

Jiro Handa, Company Auditor (full-time)

Tohru Tsuji, Company Auditor (outside auditor)

Kunihiro Matsuo, Company Auditor (outside auditor)

Yukako Uchinaga, Company Auditor (outside auditor)

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Item 2:	Partial Amendments to Articles of Incorporation

1. Reason for Amendments

If Agenda Item 1 is approved and the Share Exchange procedures are implemented, the Company’s shareholders will become shareholders of NKSJ Holdings, Inc., which is (scheduled) to be established on April 1, 2010, and NKSJ Holdings, Inc. will thereby become the 100% parent and sole shareholder of the Company.

Accordingly, the provision in the Company’s Articles of Incorporation regarding the record date for exercising voting rights at ordinary shareholders meetings will no longer be necessary. The Company therefore seeks your approval to delete Article 12.2 of its current Articles of Incorporation and instead to treat, in principle, the shareholder on the date of a shareholders meeting as the shareholder entitled to exercise its voting rights at the meeting.

The resolution for this Agenda Item will come into effect on March 31, 2009, on the conditions that Agenda Item 1 is approved as proposed, that the Share Exchange Plan proposed under Agenda Item 1 remains in effect as of March 30, 2010, and that the Share Exchange has not been terminated.

2. Details of Amendments

The following table shows a comparison between the current Articles of Incorporation and the proposed amendments.

(Underlined portions indicate revisions)

Current Version	Proposed Amendments

Article 12. (Convocation and Record Date for the Ordinary Shareholders Meeting)

1. The ordinary shareholders meeting of the Company shall be convened within four (4) months from April 1 of each year, and an extraordinary shareholders meeting may be convened whenever necessary.

2. The record date for voting rights at an ordinary shareholders meeting of the Company shall be March 31 of each year.

Article 12. (Convocation)

1. The ordinary shareholders meeting of the Company shall be convened within four (4) months from April 1 of each year, and an extraordinary shareholders meeting may be convened whenever necessary.

(Deleted)

Note:	The Company intends to pay a dividend on retained earnings for the Company’s 66th business term (from April 1, 2009, to March 31, 2010) (year-end appropriation) to the shareholders and registered pledgees entered or recorded in the last shareholders register as of March 31, 2010.

Shareholder Proposal

Agenda Item 3 is proposed by certain shareholders. The total number of voting rights held by the six shareholders making the proposal for the past six months is 309 units.

Agenda Item 3 is conditional on the rejection of Agenda Item 1 (Company proposal concerning business integration with Sompo Japan Insurance Inc.). If Agenda Item 1 is approved and adopted by the Extraordinary Shareholders Meeting, Agenda Item 3 will not be brought up.

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Item 3:	Dismissal of Four Directors—Makoto Hyodo, Masaya Futamiya, Yuichi Yamaguchi and Kazuo Hashimoto

Summary of Agenda Item

If the Agenda Item proposed by the Company regarding the Share Exchange Plan between the Company and Sompo Japan Insurance, Inc., is rejected, Directors Makoto Hyodo, Masaya Futamiya, Yuichi Yamaguchi and Kazuo Hashimoto, who have initiated and promoted the Business Integration plan, will be held responsible for the rejection and their dismissal will be sought.

Note from the Company:	The description above is copied from the Agenda Item and summary of Agenda Item stated in the shareholders’ proposal submitted by certain shareholders.

Board of Director’s Opinion on Agenda Item 3

The Board of Directors is against Agenda Item 3.

Directors Makoto Hyodo, Masaya Futamiya, Yuichi Yamaguchi and Kazuo Hashimoto have outstanding personalities and insights, and they have performed their service as directors of the Company in good faith in compliance with laws, ordinances and the Articles of Incorporation. Given the circumstances the Company has had to operate in, they have significantly contributed to the Company by striving to develop it and strengthen its management base.

The Board of Directors believes none of them should be removed.

End of Document

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Q&A concerning Business Integration

Please read the following which we have prepared in a question and answer format with respect to an overview of the business integration of the Company and SOMPO JAPAN, as well as those matters about which we believe our shareholders may have concerns.

Q1.	What is a “formation of joint holding company by a method of share exchange (kabushiki-iten)”?

A.	Share exchange (kabushiki-iten) means a method of integration in which a company to be newly incorporated will acquire all of the issued shares of one or more companies.

In this business integration, the Company and SOMPO JAPAN will jointly incorporate NKSJ Holdings, Inc. (hereinafter the “Holding Company”), which shall be the wholly owning parent company of Both Companies and shall acquire entire issued shares of Both Companies. In exchange for such acquisition, shares in the Holding Company will be allotted to the shareholders registered in the respective final shareholder registry of Both Companies at the end of the day immediately preceding the date of incorporation of the Holding Company. Further, as a result of the business integration, a delisting of the common shares of the Company and of SOMPO JAPAN is scheduled to be effected and the common shares of the Holding Company are scheduled to be listed in turn.

[Image of Share Exchange]

[Schedule for the Integration]

December 22, 2009	Date of Both Companies’ Extraordinary Shareholders Meetings

March 29, 2010 (scheduled)	Date of delisting of each of Both Companies from Tokyo Stock Exchange, Osaka Securities Exchange and Nagoya Stock Exchange
Date of delisting of SOMPO JAPAN from Sapporo Securities Exchange and Fukuoka Stock Exchange

April 1, 2010 (scheduled)	Date of Registration of Incorporation of the Holding Company (Effective Date of Share Exchange)
Date of Listing of the Holding Company (Tokyo Stock Exchange and Osaka Securities Exchange)

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Q2.	What will be the number of unit for trading in shares of the Holding Company?

A.	The trading unit of shares in the Holding Company will be 1,000.

The shareholders of the Company who will receive less than one unit of the Holding Company shares as a result of the Share Exchange may use either of the following mechanisms on or after the effective date of the Share Exchange (scheduled to be April 1, 2010).

i	Request for selling shares to raise share ownership to a whole unit

The Holding Company shareholders may make a request to the Holding Company to sell the shareholders shares in an amount sufficient to raise their share ownership to a whole unit combined with their shares less than one unit.

ii	Request for purchase of shares less than one unit

Based on the rule of the Article 192, Clause 1 of the Corporation Act, the Holding Company shareholders of less than one unit may request the Holding Company to purchase such shares.

Q3	What is a “Share Exchange Plan (kabushiki-iten-keikaku)”

A.	In order to effect the Share Exchange, a share exchange plan is required to be prepared. The share exchange plan must provide for prescribed matters, such as the objectives, company name, location of head office and total number of authorized shares of the company to be incorporated through the share exchange.

The Company and SOMPO JAPAN have jointly prepared the Share Exchange Plan in order to implement the Business Integration. The contents of the Share Exchange Plan are stated on Attachment 2.

Q4.	How the Share Exchange Ratio was decided?

A.	Both companies decided the share exchange ratio by calculation of corporate value of Both Companies and taking into consideration, inter alia, the advice of outside advisors, in order to ensure the fairness and properness of the share exchange ratio.

Calculation basis and other matters concerning Share Exchange Ratio are stated in pages 1 through 5 hereof.

Q5.	How is a Business Integration different from Merger?

A.	The Company and NIPPONKOA will continue to exist as wholly owned subsidiaries of the Holding Company.

We believe that having Both Companies coexist under the joint holding company will be an effective means in order to achieve the integration benefits in as rapid a fashion as possible, without the confusion arising from merger.

Q6	Please discuss the treatment of share options issued by Both Companies in association with the Share Exchange.

A.	In association with the Share Exchange, each holder of a share option in either of Both Companies will receive an allotment of a share option of the Holding Company which is effectively of the same content and in the same quantity as the share option owned by such holder prior to the effective date of the Share Exchange, which allotment is to be made with a view towards equal protection of the rights of shareholders of Both Companies and holders of share options of Both Companies.

82

Q7	Half of candidates for directors are candidates for outside directors. Why?

A.	In order to achieve a corporate governance structure with high fairness and transparency, it has been decided that half of candidates for directors shall be those for outside directors.

The candidates for outside directors have been selected from various perspectives such as consumers, global development, corporate legal functions and asset management.

Q8	What will happen to Dividends?

A.	It is planned that the Company will pay a dividend of surplus (term-end surplus) in respect of 66th Business Year (from April 1, 2009 to March 31, 2010), up to a maximum amount of 8 yen per share, to the shareholders or registered share pledgees registered in the final shareholder registry as at the end of March 31, 2010.

Q9	What will be the effects of the Business Integration?

A.	The Business Integration will enhance management efficiency by actions such as reinforcing the base of operations that Both Companies have cultivated, as well as working to integrate administrative processes and IT Systems, and implementing a “Structural System Reform” which will constitute a complete overhaul of the IT system infrastructure and architecture.

Further, we will strive to enhance corporate value, by making the best use of management resources of Both Companies and investing into business areas with growth potential.

Q10	Please discuss the Business Plan after the Business Integration

A	i.

In the domestic non-life insurance sector, we intend to enhance operational efficiency by achieving the realization of effects of integration through unification of products, administrative processes and IT systems and to provide products and services of high quality which fit the needs of customers.

ii.	In the life insurance sector, we intend to increase the growth potential of life insurance businesses through merging the subsidiaries of Both Companies within two years from the integration and by strategically deploying the New Group’s management resources.

iii.	In the overseas insurance business, expansion of businesses will be pursued mainly through mergers and acquisitions in overseas insurance markets with favorable prospects for rapid growth and profitability.

iv.	In addition we plan to merge and integrate the subsidiaries of Both Companies that are engaged in the asset management and risk management businesses, thereby improving the efficiency and growth prospects in these sectors.

83

Q11	Please discuss the Management Structure of the Holding Company.

A.	The Holding Company will be a company with a board of corporate auditors.

A Nomination and Compensation Committee and an Investment Committee will be established as an advisory body to the board of directors.

An overview of the management structure and organization of the Holding Company is as set out below.

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Q12	Please discuss the profile of the Holding Company.

A.	The Holding Company’s profile is as follows.

As at April 1, 2010 (scheduled)

Company Name	NKSJ Holdings, Inc.

Location of Head Office	1-26-1 Nishi-Shinjuku, Shinjuku-ku, Tokyo

Representatives	Chairman and co-CEO Makoto Hyodo President & co-CEO Masatoshi Sato

Date of Incorporation	April 1, 2010

Amount of Capital	100 billion yen

Nature of Business	Management and administration of companies that are made subsidiaries pursuant to the applicable provisions of the Insurance Business Act, including, but not limited to, casualty insurance companies and life insurance companies, as well as incidental business thereto

Aspiration of Group

We intend to create a new solution service group that will conduct all value judgments thoroughly from the customer’s perspective, providing customers with security and service of the highest quality, and contributing to the social welfare.

A “solutions service” means a broad range of services which will provide solutions to the needs of customers, and the risks that surround customers, across the boundaries of the insurance business.

85

[Translation]

Note: This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail.

Securities Code: 8754

Attachment 2

A separate volume of

Reference Materials for Shareholders Meeting

for agenda Item 1

Share Exchange Plan

(kyodo-kabushiki-iten-keikaku-sho) (Copy)

NIPPONKOA Insurance Co., Ltd.

Share Exchange Plan (kyodo-kabushiki-iten-keikaku-sho) (Copy)

Sompo Japan Insurance Inc. (“Company AAA”) and NIPPONKOA Insurance Company, Limited (“Company BBB”) hereby agree to carry out a share transfer, by way of share exchange (kyodo-kabushiki-iten), and have jointly prepared this Share Exchange Plan (the “Plan”).

Article 1.	Share Exchange

Company AAA and Company BBB shall carry out a share exchange (the “Share Exchange”) in which they will cause all of their shares issued and outstanding to be acquired by the wholly owning parent company (“CCC Holdings”) which is to be newly incorporated through the Share Exchange on the Incorporation Date of CCC Holdings (as defined in Article 7, hereinafter the same).

Article 2.	Purposes, Company Name, Location of Head Office, and Total Number of Authorized Shares of CCC Holdings, and Other Matters to Be Prescribed in the Articles of Incorporation

1.	The purposes, company name, location of head office and total number of authorized shares of CCC Holdings shall be as set forth below:

(1)	Purposes

The purpose of CCC Holdings shall be to engage in the following business activities:

(i)	Management and administration of the companies that are made subsidiaries pursuant to the applicable provisions of the Insurance Business Law, including, but not limited to, casualty insurance companies and life insurance companies; and

(ii)	Any other businesses that are incidental to the business provided for in the subparagraph (i) above.

(2)	Company Name

The company name of CCC Holdings shall be NKSJ Holdings Kabushiki Kaisha, which will be indicated in the English language as NKSJ Holdings, Inc.

(3)	Location and Address of Head Office

The location of the head office of CCC Holdings shall be in Shinjuku-ku, Tokyo, and the address of the head office shall be 26-1, Nishi-Shinjuku 1-chome, Shinjuku-ku, Tokyo.

(4)	Total Number of Authorized Shares

The total number of authorized shares of CCC Holdings shall be 5,000,000,000 shares.

2.	In addition to the matters set forth in the preceding paragraph, the matters to be prescribed in the Articles of Incorporation of CCC Holdings shall be as set forth in the Articles of Incorporation of Exhibit 1.

Article 3.	Names of the Directors at the Time of Incorporation of CCC Holdings and the Names of the Corporate Auditors at the Time of Incorporation of CCC Holdings, as well as the Name of the Accounting Auditor at the Time of Incorporation of CCC Holdings

1.	The names of the directors at the time of incorporation of CCC Holdings shall be as follows:

Makoto Hyodo

Masatoshi Sato

Akira Genma

Tsunehisa Katsumata

Seiichi Asaka

Sumitaka Fujita

Yosiharu Kawabata

Yasuhide Fujii

Yuichi Yamaguchi

George Olcott

Kengo Sakurada

Hiroyuki Yamaguchi

2.	The names of the corporate auditors at the time of incorporation of CCC Holdings shall be as follows:

Koichi Masuda

Makiko Yasuda

Motoyoshi Nishikawa

Atau Kadokawa

Jiro Handa

3.	The name of the accounting auditor at the time of the incorporation of CCC Holdings shall be as follows:

Ernst & Young ShinNihon LLC

Article 4.	Method of Calculation and Allotment of the Number of Shares to Be Delivered at the Time of the Share Exchange

1.	At the time of the Share Exchange, CCC Holdings shall deliver to the shareholders of Company AAA and Company BBB, in exchange for the shares of common stock that each shareholder respectively owns, shares of common stock of CCC Holdings in the same number as the total of (i) the number obtained by multiplying the total number of issued shares of common stock of Company AAA as of the day immediately preceding the Incorporation Date of CCC Holdings, by 1; and (ii) the number obtained by multiplying the total number of issued shares of common stock of Company BBB as of the day immediately preceding the Incorporation Date of CCC Holdings, by 0.9. If the calculation of (ii) yields a fraction that is less than one full share, such fraction shall be handled in accordance with Article 234 of the Corporation Law and other relevant laws and regulations.

2.	At the time of the Share Exchange, CCC Holdings shall allot to the shareholders of Company AAA and Company BBB who are respectively registered in the final shareholder registry of Company AAA and Company BBB as of the day immediately preceding the Incorporation Date of CCC Holdings (provided that if a shareholder of Company AAA or Company BBB makes a demand pursuant to Article 806 of the Corporation Law for purchase of shares, Company AAA or Company BBB, as the case may be, shall be deemed to be registered as the shareholder instead of the relevant shareholder) one share of common stock of CCC Holdings per share of common stock of Company AAA that the shareholder owns, and 0.9 shares of common stock of CCC Holdings per share of common stock of Company BBB that the shareholder owns. If the number of shares of common stock of CCC Holdings to be delivered to the shareholders of Company BBB includes a fraction that is less than one full share, such fraction shall be handled in accordance with Article 234 of the Corporation Law and other relevant laws and regulations.

Article 5.	Matters Regarding Stated Capital and Amount of Reserves of CCC Holdings

The stated capital and the amount of reserves of CCC Holdings on the Incorporation Date of CCC Holdings shall be as follows:

(1)	Amount of stated capital:	¥100,000,000,000
(2)	Amount of capital reserves:	¥25,000,000,000
(3)	Amount of retained earnings reserve:	¥0

Article 6.	Share Options to Be Delivered and the Allotment Thereof at the Time of the Share Exchange

1.

(1)    At the time of the Share Exchange, CCC Holdings shall deliver to the holders of the share options issued by Company AAA set forth in Column (1) of rows 1 through 16 of the table below, in exchange for the relevant share options, share options of the CCC Holdings set forth in Column (2) of rows 1 through 16 of the table below, in the same number as the total number of the relevant share options issued by Company AAA as of the end of the day immediately preceding the Incorporation Date of CCC Holdings, provided that if on or after October 1, 2009 and no later than the day immediately preceding the Incorporation Date of CCC Holdings, share options set forth in Column (1) of rows 1 through 16 of the table below have been extinguished in their entirety or in part as a result of exercise or other reasons, number of share options that have been thereby extinguished shall respectively be deducted from the relevant numbers set forth in the columns corresponding to “Number”.

	Column (1)			Column (2)
	Name	Terms	Number	Name	Terms
(1)	Sompo Japan Insurance Inc. First Issue Share Options	Set forth in Exhibit 2	135	NKSJ HOLDINGS, INC. First Issue Share Options	Set forth in Exhibit 3

(2)	Sompo Japan Insurance Inc. Second Issue Share Options	Set forth in Exhibit 4	10	NKSJ HOLDINGS, INC. Second Issue Share Options	Set forth in Exhibit 5

(3)	Sompo Japan Insurance Inc. Fourth Issue Share Options	Set forth in Exhibit 6	40	NKSJ HOLDINGS, INC. Third Issue Share Options	Set forth in Exhibit 7

(4)	Sompo Japan Insurance Inc. Fifth Issue Share Options	Set forth in Exhibit 8	30	NKSJ HOLDINGS, INC. Fourth Issue Share Options	Set forth in Exhibit 9

(5)	Sompo Japan Insurance Inc. Sixth Issue Share Options	Set forth in Exhibit 10	105	NKSJ HOLDINGS, INC. Fifth Issue Share Options	Set forth in Exhibit 11

(6)	Sompo Japan Insurance Inc. Seventh Issue Share Options	Set forth in Exhibit 12	145	NKSJ HOLDINGS, INC. Sixth Issue Share Options	Set forth in Exhibit 13

(7)	Sompo Japan Insurance Inc. Eighth Issue Share Options	Set forth in Exhibit 14	290	NKSJ HOLDINGS, INC. Seventh Issue Share Options	Set forth in Exhibit 15

(8)	Sompo Japan Insurance Inc. Ninth Issue Share Options	Set forth in Exhibit 16	282	NKSJ HOLDINGS, INC. Eighth Issue Share Options	Set forth in Exhibit 17

(9)	Sompo Japan Insurance Inc. Tenth Issue Share Options	Set forth in Exhibit 18	363	NKSJ HOLDINGS, INC. Ninth Issue Share Options	Set forth in Exhibit 19

(10)	Sompo Japan Insurance Inc. Eleventh Issue Share Options	Set forth in Exhibit 20	365	NKSJ HOLDINGS, INC. Tenth Issue Share Options	Set forth in Exhibit 21

(11)	Sompo Japan Insurance Inc. Twelfth Issue Share Options	Set forth in Exhibit 22	324	NKSJ HOLDINGS, INC. Eleventh Issue Share Options	Set forth in Exhibit 23

(12)	Sompo Japan Insurance Inc. Thirteenth Issue Share Options	Set forth in Exhibit 24	316	NKSJ HOLDINGS, INC. Twelfth Issue Share Options	Set forth in Exhibit 25

(13)	Sompo Japan Insurance Inc. Fourteenth Issue Share Options	Set forth in Exhibit 26	403	NKSJ HOLDINGS, INC. Thirteenth Issue Share Options	Set forth in Exhibit 27

(14)	Sompo Japan Insurance Inc. Fifteenth Issue Share Options	Set forth in Exhibit 28	382	NKSJ HOLDINGS, INC. Fourteenth Issue Share Options	Set forth in Exhibit 29

(15)	Sompo Japan Insurance Inc. Sixteenth Issue Share Options	Set forth in Exhibit 30	2,973	NKSJ HOLDINGS, INC. Fifteenth Issue Share Options	Set forth in Exhibit 31

(16)	Sompo Japan Insurance Inc. Seventeenth Issue Share Options	Set forth in Exhibit 32	7,471	NKSJ HOLDINGS, INC. Sixteenth Issue Share Options	Set forth in Exhibit 33

(2)	At the time of the Share Exchange, CCC Holdings shall deliver to the holders of the share options issued by Company BBB set forth in Column (1) of rows 1 through 6 of the table below, in exchange for the relevant share options, share options of the CCC Holdings set forth in Column (2) of rows 1 through 6 of the table below, in the same number as the total number of the relevant share options issued by Company BBB as of the end of the day immediately preceding the Incorporation Date of CCC Holdings, provided that if on or after October 1, 2009, in the case of share options set forth in Column (1) of rows 1 through 5 of the table below, or on or after October 8, 2009, in the case of share options set forth in Column (1) of row 6 of the table below and in each case no later than the day immediately preceding the Incorporation Date of CCC Holdings, share options have been extinguished in their entirety or in part as a result of exercise or other reasons, number of share options that have been thereby extinguished shall respectively be deducted from the relevant numbers set forth in the columns corresponding to “Number”.

	Column (1)			Column (2)
	Name	Terms	Number	Name	Terms
(1)	NIPPONKOA Insurance Company, Limited March 2005 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 34 and 46	236	NKSJ HOLDINGS, INC. Seventeenth Issue Share Options	Set forth in Exhibits 35 and 47

(2)	NIPPONKOA Insurance Company, Limited March 2006 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 36 and 46	255	NKSJ HOLDINGS, INC. Eighteenth Issue Share Options	Set forth in Exhibits 37 and 47

(3)	NIPPONKOA Insurance Company, Limited March 2007 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 38 and 48	131	NKSJ HOLDINGS, INC. Nineteenth Issue Share Options	Set forth in Exhibits 39 and 49

(4)	NIPPONKOA Insurance Company, Limited March 2008 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 40 and 48	144	NKSJ HOLDINGS, INC. Twentieth Issue Share Options	Set forth in Exhibits 41 and 49

(5)	NIPPONKOA Insurance Company, Limited March 2009 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 42 and 48	289	NKSJ HOLDINGS, INC. Twenty-First Issue Share Options	Set forth in Exhibits 43 and 49

(6)	NIPPONKOA Insurance Company, Limited October 2009 Issue Share Options (Stock Compensation-Type Stock Option)	Set forth in Exhibits 44 and 48	408	NKSJ HOLDINGS, INC. Twenty-Second Issue Share Options	Set forth in Exhibits 45 and 49

2.

(1)    At the time of the Share Exchange, CCC Holdings shall respectively allot share options set forth in Column (2) of rows 1 through 16 of the table of Article 6.1 (1) to each of the holders of the share options issued by Company AAA set forth in Column (1) of rows 1 through 16 of the table of Article 6.1 (1) that is stated or recorded in the final share option registry of Company AAA as of the end of the day immediately prior to the Incorporation Date of CCC Holdings, in a ratio of one share option of CCC Holdings per share option issued by Company BBB that is held by such holder.

(2)    At the time of the Share Exchange, CCC Holdings shall respectively allot share options set forth in Column (2) of rows 1 through 6 of the table of Article 6.1 (2) to each of the holders of the share options issued by Company BBB set forth in Column (1) of rows 1 through 6 of the table of Article 6.1 (2) that is stated or recorded in the final share option registry of Company BBB as of the end of the day immediately prior to the Incorporation Date of CCC Holdings, in a ratio of one share option of CCC Holdings per share option issued by Company BBB that is held by such holder.

Article 7.	Incorporation Date of CCC Holdings

The date on which incorporation of CCC Holdings is to be registered (herein the “Incorporation Date of CCC Holdings”) shall be April 1, 2010, provided that if necessary in view of the progress of the proceedings of the Share Exchange or for other reasons, this date may be changed by discussion between Company AAA and Company BBB.

Article 8.	General Meeting of Shareholders to Approve the Plan

1.	Company AAA shall hold an extraordinary shareholders meeting on December 22, 2009, and request a resolution regarding approval of the Plan as well as matters that are necessary for the Share Exchange.

2.	Company BBB shall hold an extraordinary shareholders meeting on December 22, 2009, and request a resolution regarding approval of the Plan as well as matters that are necessary for the Share Exchange.

3.	If necessary in view of the progress of the proceedings of the Share Exchange or for other reasons, the date of the extraordinary shareholders meetings set forth in the preceding two paragraphs may be changed by discussion between Company AAA and Company BBB.

Article 9.	Listing of Shares, Shareholder Registry Administrator

1.	On the Incorporation Date of CCC Holdings, CCC Holdings plans to make a listing on the Tokyo Stock Exchange and the Osaka Stock Exchange of the shares that it will issue.

2.	The shareholder registry administrator of CCC Holdings shall be as follows:

Daiko Clearing Services Corporation, Tokyo Branch Office

14-9, Nihon-bashi Kabutocho, Chuo-ku, Tokyo

(Head Office: 4-6 Kitahama 2-chome, Chuo-ku, Osaka City, Osaka)

Article 10.	Dividends of Surplus

1.	Company AAA may pay a dividend of surplus up to a maximum of ¥20 per share and a total maximum of ¥19,700,000,000 to the shareholders and the registered pledgees who are registered in the final shareholder registry as of March 31, 2010.

2.	Company BBB may pay a dividend of surplus up to a maximum of ¥8 per share and a total maximum of ¥6,100,000,000 to the shareholders and registered pledgees who are registered in the final shareholder registry as of March 31, 2010.

3.	Except as prescribed in the preceding two paragraphs, neither Company AAA nor Company BBB shall be permitted during the period from the preparation of the Plan through the Incorporation Date of CCC Holdings to make a resolution of dividends of surplus with the record date being a day that is before the Incorporation Date of CCC Holdings.

Article 11.	Management, Etc., of Corporate Assets

During the period from the preparation of the Plan through the Incorporation Date of CCC Holdings, Company AAA and Company BBB shall execute their respective businesses and manage and operate their respective assets with the care of a conscientious manager. If an act will have a significant impact on the assets or rights or obligations of Company AAA or Company BBB, Company AAA or Company BBB, as the case may be, shall carry out the same only after notifying the other party.

Article 12.	Validity of Plan

The Plan shall become invalid if the resolution of approval of the Plan and necessary matters for the Share Exchange cannot be obtained at the shareholders meeting of Company AAA or Company BBB as set forth in Article 8, or authorizations or permits, etc., cannot be obtained from relevant authorities as prescribed by foreign or domestic laws or regulations (including the coming into effect, etc., of filings with relevant authorities) or if the Business Integration Agreement dated October 30, 2009 entered into by and between Company AAA and Company BBB with respect to the Share Exchange is cancelled or ceases to be effective.

Article 13.	Amendment of Terms of Share Exchange and Suspension or Cancellation of Share Exchange

If, during the period after the preparation of the Plan through the Incorporation Date of CCC Holdings, (i) a material change occurs in the financial position or management position of Company AAA or Company BBB, (ii) it becomes apparent that a situation has occurred that would present a significant impediment to implementation of the Share Exchange, or (iii) it otherwise becomes difficult to achieve the objectives of the Plan, Company AAA and Company BBB may after mutual discussion amend the terms of the Share Exchange, or other substance of the Plan, or suspend or cancel the Share Exchange.

Article 14.	Matters for Consultation

In addition to the matters set forth in the Plan, Company AAA and Company BBB shall discuss and determine, in accordance with the intent of the Plan, matters that are not prescribed in the Plan and other matters that are necessary for the Share Exchange.

Exhibit 1

Articles of Incorporation of NKSJ Holdings, Inc.

Chapter 1    General Provisions

(Company Name)

Article 1	The Company shall be called NKSJ Holdings Kabushiki Kaisha.

2	In English, the Company will be indicated as NKSJ Holdings, Inc.

(Purposes)

Article 2	The purpose of the Company shall be to engage in the following business activities:

(1)	Management and administration of the companies that are made subsidiaries pursuant to the applicable provisions of the Insurance Business Law, including, but not limited to, casualty insurance companies and life insurance companies; and

(2)	Any other businesses that are incidental to the business provided for in the preceding subparagraph.

(Location of Head Office)

Article 3	The head office of the Company shall be located in Shinjuku-ku, Tokyo.

(Corporate Organs)

Article 4	The Company shall have the following Corporate Organs in addition to the shareholders meeting and the directors.

(1)	A board of directors;

(2)	Corporate auditors;

(3)	A board of corporate auditors; and

(4)	Accounting auditors.

(Method of Public Notice)

Article 5	The method of public notice used by the Company shall be electronic public notice, provided that if due to a mishap or other unavoidable reason public notice by electronic means is not possible, the Company will give public notice by publication in the Nihon Keizai Shinbun.

Chapter 2    Shares

(Total Number of Authorized Shares)

Article 6	The total number of authorized shares of the Company shall be 5,000,000,000 shares.

(Acquisition of Treasury Shares)

Article 7	The Company may, in accordance with Article 165, Paragraph 2 of the Corporation Law, and pursuant to resolution by the board of directors, acquire shares of the Company by way of market transactions or other methods.

(Number of Shares Constituting One Unit)

Article 8	Shares constituting one unit of shares of the Company shall be one thousand shares.

(Rights in Relation to Shares Less than One Unit)

Article 9	A shareholder of the Company may not exercise any rights in respect of shares less than one unit other than the following:

(1)	Rights described in Article 189, Paragraph 2 of the Corporation Law,

(2)	Rights to make a request as prescribed in Article 166, Paragraph 1 of the Corporation Law,

(3)	The right to receive an allotment of shares for subscription or share options for subscription corresponding to the number of shares held by the shareholder, and

(4)	The right to make a request as prescribed in the following article.

(Increased Purchase Request in Relation to Shares less than One Unit)

Article 10	A shareholder of the Company may, in accordance with the share handling regulations established by a resolution of the board of directors (the “Share Handling Regulations”), make a request to the Company to sell the shareholder shares in an amount that combined with the shares less than one unit that the shareholder holds would total shares of one unit.

(Shareholder Registry Administrator)

Article 11	The Company shall appoint a shareholder registry administrator.

2	The shareholder registry administrator and the associated administrative office shall be determined by a resolution of the board of directors and public notice shall be made thereof.

3	The preparation and keeping of and other administrative work associated with the shareholder registry administrator and the share options registry shall be delegated to the shareholder registry administrator and shall not be handled by the Company.

(Share Handling Regulations)

Article 12	The handling of the Company’s shares and procedures in connection with the exercise of rights of a shareholder shall be conducted in accordance with the Share Handling Regulations, in addition to laws or regulations or these Articles of Incorporation.

Chapter 3    General Shareholders Meeting

(Convening a Shareholders Meeting)

Article 13	An ordinary shareholders meeting of the Company shall be convened within three months after the end of each business year, while an extraordinary shareholders meeting may be convened as necessary.

(Record Date for Shareholders Meeting)

Article 14	The Company shall consider the shareholders of the Company that are recorded in the final shareholder registry as of March 31 of each year to be the shareholders that are able to exercise votes at the ordinary shareholders meeting in connection with that business year.

2.	The record date in connection with the voting rights in an extraordinary shareholders meeting shall be determined by resolution of the board of directors, and public notice thereof shall be made at least two weeks prior to that record date.

(Person With Right to Convene Meetings and Chairperson)

Article 15	The Director and President shall convene a shareholders meeting and shall be the chairperson thereof.

2.	If the Director and President is unavailable, another director shall convene the shareholders meeting and be the chairperson thereof, in accordance with an order of precedence as shall be determined in advance by the board of directors.

(Presentations of Shareholders Meeting Reference Materials Deemed to Have Been Provided by Disclosure on the Internet)

Article 16	When convening a shareholders meeting, the Company may employ the method of using the Internet in the manner prescribed by the Ordinance of the Ministry of Justice to disclose the information in connection with the matters that are to be stated in the reference documents of the shareholders meeting, business reports, financial statements and consolidated financial statements. In this event, the Company shall deem the information to have been provided to shareholders.

(Method of Passing Resolutions)

Article 17	Except where prescribed otherwise according to laws or regulations or these Articles of Incorporation, a resolution at a shareholders meeting shall be made by a majority of the voting rights of shareholders who are eligible to exercise voting rights and are present at the meeting.

2	A resolution set forth in Article 309, Paragraph 2 of the Corporation Law may be passed by a two thirds or greater majority of all of the voting rights exercised at a meeting where shareholders having one third or more of all of the voting rights of the shareholders who are eligible to exercise voting rights are present.

(Exercise of Voting Rights by Proxy)

Article 18	A shareholder may exercise its voting rights through one proxy who shall be another shareholder holding voting rights.

2.	The shareholder or proxy of such shareholder shall submit to the Company documentation evidencing the authority of proxy, for each shareholders meeting.

Chapter 4    Directors and the Board of Directors

(Number of Directors)

Article 19	The number of directors appointed to the Company shall be not greater than fifteen.

(Method of Election)

Article 20	The directors shall be elected by a shareholders meeting.

2	A resolution to elect a director may be passed by exercise of a majority of the voting rights at a meeting where shareholders having one third or more of all of the voting rights of the shareholders authorized to exercise voting rights are present.

3	Cumulative voting shall not be allowed in a resolution to elect a director.

(Term of Office)

Article 21	The term of office of a director shall be until the time of the conclusion of the ordinary shareholders meeting that is held in connection with the final business year that ends within one year from the election of the director concerned.

(Representative Director and Executive Directors)

Article 22.	The board of directors shall, by its resolution, elect a representative director.

2.	The board of directors may, by its resolution, elect a single director and chairman and a single director and president.

(Person With Right to Convene the Meeting of the Board of Directors and the Chairman of the Board)

Article 23	Except as otherwise prescribed by laws or regulations, the Director and President shall convene meetings of the board of directors and shall be the chairperson thereof.

2.	If the Director and President is unavailable, another director shall convene the meeting of the board of directors and become the chairperson thereof, in accordance with an order of precedence as shall be determined in advance by the board of directors.

(Convocation of Meeting of the Board of Directors)

Article 24	Notice that a meeting of the board of directors will be convened shall be given to each director and each corporate auditor at least three days prior to the date of the meeting, provided, however, that this period may be reduced when necessary due to an emergency.

2	If the consent of all directors and corporate auditors has been obtained, a meeting of the board of directors may be convened without taking the procedures of convocation.

(Method of Resolution by the Board Of Directors)

Article 25	A resolution of the board of directors may be passed by a majority of the directors present at a meeting attended by a majority of the directors with authority to vote on the resolution.

2	The Company shall deem that a resolution of the board of directors has been passed when the requirements of Article 370 of the Corporation Law have been fulfilled.

(Board of Directors Regulations)

Article 26	Except as otherwise prescribed by laws or regulations or these Articles of Incorporation, the operation of the board of directors shall be governed by the Board of Directors Regulations established by a resolution of the board of directors.

(Remuneration, Etc.)

Article 27	Remuneration, bonuses and other compensation received from the Company as consideration for duties performed (the “Remuneration, etc.”) for directors shall be determined pursuant to a resolution of a shareholders meeting.

(Release from Liability of Directors)

Article 28	The Company may, pursuant to a resolution of its board of directors and in accordance with Article 426, Paragraph 1 of the Corporation Law, release a director (including a person who was a director) from liability for damages caused by a breach of duty as a director, to the extent permitted by laws or regulations.

(Agreement Limiting Liability of Outside Directors)

Article 29	The Company may, in accordance with Article 427, Paragraph 1 of the Corporation Law, enter into an agreement with an outside director limiting liability for damages caused by a breach of such outside director’s duties. In this event, the maximum liability pursuant to said agreement shall be the amount as prescribed by laws or regulations.

Chapter 5    Corporate Auditors and the Board of Corporate Auditors

(Number of Corporate Auditors)

Article 30	The number of corporate auditors of the Company shall not be greater than seven.

(Method of Election)

Article 31	The corporate auditors shall be elected by a shareholders meeting.

2	A resolution to elect a corporate auditor may be passed by exercise of a majority of the voting rights at a meeting where shareholders having one third or more of all of the voting rights of the shareholders authorized to exercise voting rights are present.

(Term of Office)

Article 32	The term of office of a corporate auditor shall be until the time of the conclusion of the ordinary shareholders meeting that is held in connection with the final business year that ends within four years from the election of the corporate auditor concerned.

(Convocation of a Meeting of the Board Of Corporate Auditors)

Article 33	Notice that a meeting of the board of corporate auditors will be convened shall be given to each corporate auditor at least three days prior to the date of the meeting, provided, however, that this period may be reduced when necessary due to an emergency.

2	If the consent of all corporate auditors has been obtained, a meeting of the board of corporate auditors may be convened without taking the procedures of convocation.

(Method of Resolution by the Board Of Corporate Auditors)

Article 34	A resolution of the board of corporate auditors may be passed by a majority of the corporate auditors.

2	The board of corporate auditors shall, by its resolution, elect full time corporate auditors.

(Board of Corporate Auditors Regulations)

Article 35	Except as otherwise prescribed by laws or regulations or these Articles of Incorporation, the operation of the board of corporate auditors shall be governed by the Board of Corporate Auditors Regulations established by a resolution of the board of corporate auditors.

(Remuneration, Etc.)

Article 36	Remuneration, etc. for corporate auditors shall be determined pursuant to a resolution of a shareholders meeting.

(Release from Liability of a Corporate Auditor)

Article 37	The Company may, pursuant to a resolution of its board of directors and in accordance with Article 426, Paragraph 1 of the Corporation Law, release a corporate auditor (including a person who was a corporate auditor) from liability for damages caused by a breach of duty as a corporate auditor, to the extent permitted by laws or regulations.

(Agreement Limiting Liability of Outside Corporate Auditors)

Article 38	The Company may, in accordance with Article 427, Paragraph 1 of the Corporation Law, enter into an agreement with an outside corporate auditor limiting liability for damages caused by a breach of such outside corporate auditor’s duties. In this event the maximum liability pursuant to said agreement shall be the amount as prescribed by laws or regulations.

Chapter 6    Accounting

(Business Year)

Article 39	The business year of the Company shall be for one year from April 1 of each year until March 31 of the following year.

(Dividends of Surplus)

Article 40	Dividends of surplus shall be paid to the shareholders or the registered pledgees who are registered in the final shareholder registry as of March 31 of each year.

(Interim Dividends)

Article 41	The Company may pursuant to a resolution of its board of directors pay a dividend of surplus in accordance with Article 454, Paragraph 5 of the Corporation Law, to the shareholders or the registered pledgees who are registered in the final shareholder registry as of September 30 of each year.

(Period of Limitations in Connection With Dividends, etc.)

Article 42	If the dividend assets are in cash, the Company shall be released from any duty to pay any such dividends that have not been collected even after an expiration of a full three years from the date on which payment commenced.

2	Interest shall not be paid on dividends of surplus.

Supplemental Provisions

(First Business Year)

Article 1	Notwithstanding the provisions of Article 39, the first business year of the Company shall be from the date of incorporation of the Company through March 31, 2011.

(Remuneration, Etc., of the Initial Directors and Corporate Auditors)

Article 2	The amount that shall be payable in cash to the initial directors out of the Remuneration, etc., of directors from the date of incorporation of the Company through the conclusion of the first ordinary shareholders meeting (the “Initial Cash Compensation”) shall be, notwithstanding the provisions of Article 27, not more than ¥400,000,000 per year (not including the salary as an employee in the event of an employee who also serves as a director).

2.	Notwithstanding the provisions of Article 36, the Initial Cash Compensation of the initial corporate auditors shall not exceed ¥110,000,000 per year.

3.	The amount of Remuneration, etc., in connection with share options that are allotted as stock compensation-type stock options, that is to be granted to the initial directors of the Company (excluding outside directors), out of the Remuneration, etc., of directors from the date of incorporation of the Company through the conclusion of the first ordinary shareholders meeting shall be, notwithstanding the provisions of Article 27 and Paragraph 1 of this Article, not more than ¥100,000,000 per year, and shall have the following substance:

(i)	Class and number of shares underlying share options

250,000 shares of common stock of the Company shall be the maximum number of shares for which the share options are to be issued within a single year. If, as a result of a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares in connection with the shares of common stock, it is appropriate to adjust the number of shares for which the share options are to be issued, the Company shall make such adjustment as the Company deems necessary.

(ii)	Total number of share options

2,500 options shall be the maximum number of share options that are to be issued within a single year. The number of shares for which each share option is to be issued (the “Potential Shares”) shall be 100 shares, provided that if an adjustment in the number of shares is made pursuant to (i) above, the same adjustment shall be made to the Potential Shares.

(iii)	Value of property to be contributed at the time of exercising the share options

The value of the property that is to be contributed at the time of exercising each share option shall be a paid in amount of ¥1 per share that can be obtained by exercising the share options, and this shall be multiplied by the number of Potential Shares.

(iv)	Period during Which the Share Options Can Be Exercised

Within 25 years from the day following the date on which share option is allotted.

(v)	Restriction to acquiring share options by assignment

Approval of the board of directors of the Company shall be required to acquire share options by way of an assignment.

(vi)	Conditions for exercise of share options

The meeting of the board of directors of the Company that resolves on the subscription requirements, etc., of the share options shall determine the conditions of exercise of the share options, such as that a holder of share options may only exercise the share options for a period of 10 days from the day following the date on which that holder forfeits his/her position as either a director or executive officer of the Company, and within the period set forth in (iv) above.

Article 3.	These Supplemental Provisions shall be deleted with the conclusion of the first ordinary shareholders meeting.

Exhibit 2

Terms of First Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

First Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Date of Issue of Each Share Option

August 1, 2002

5.	Amount to Be Paid In at the Time of Exercise of Each Share Option

¥777,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 28, 2004, through June 27, 2012

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the share options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Persons to whom ten (10) Share Options have been allotted shall not be permitted to exercise the Share Options in excess of a total amount of ¥12,000,000 of exercise price of the Share Options in connection with the exercise within a year (January 1 through December 31); and

(5)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(5) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥388,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 3

Terms of First Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

First Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (the “Company”). The number of shares underlying each Share Option shall be 1,000 shares. The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥777,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 27, 2012

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (the “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 4

Terms of Second Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Second Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Date of Issue of Each Share Option

November 1, 2002

5.	Amount to Be Paid In at the Time of Exercise of Each Share Option

¥712,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 28, 2004, through June 27, 2012

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Persons to whom Share Options have been allotted shall not be permitted to exercise the Share Options in excess of a total amount of ¥12,000,000 of exercise price of the Share Options in connection with the exercise within a year (January 1 through December 31); and

(5)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(5) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥356,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 5

Terms of Second Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Second Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

Apri1 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥712,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 27, 2012

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 6

Terms of Fourth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Fourth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Issue Date of Each Share Option

May 1, 2003

5.	Amount to Be Paid In at the Time of Exercise of Each Share Option

¥581,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 28, 2004, through June 27, 2012

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Persons to whom ten (10) Share Options have been allotted shall not be permitted to exercise the Share Options in excess of a total amount of ¥12,000,000 of exercise price of the Share Options in connection with the exercise within a year (January 1 through December 31); and

(5)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(5) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥290,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 7

Terms of Third Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Third Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥581,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 27, 2012

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share exchange plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 8

Terms of Fifth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Fifth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Issue Date of Each Share Option

June 1, 2003

5.	Amount to Be Paid In at the Time of Exercise of Each Share Option

¥574,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 28, 2004, through June 27, 2012

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Persons to whom ten (10) Share Options have been allotted shall not be permitted to exercise the Share Options in excess of a total amount of ¥12,000,000 of exercise price of the Share Options in connection with the exercise within a year (January 1 through December 31); and

(5)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(5) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥287,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 9

Terms of Fourth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Fourth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥574,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 27, 2012

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share exchange plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 10

Terms of Sixth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Sixth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Issue Date of Each Share Option

August 1, 2003

5.	Amount to Be Paid In at the Time of Exercise of Each Share Option

¥735,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 28, 2005, through June 27, 2013

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Persons to whom five (5) Share Options have been allotted shall not be permitted to exercise the Share Options in excess of a total amount of ¥12,000,000 of exercise price of the Share Options in connection with the exercise within a year (January 1 through December 31); and

(5)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(5) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥367,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 11

Terms of Fifth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Fifth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥735,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 27, 2013

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options.

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 12

Terms of Seventh Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Seventh Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Date of Issue of Each Share Option

February 2, 2004

5.	Amount to Be Paid In at the Time of Exercise of Each Share Option

¥901,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 28, 2005, through June 27, 2013

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Persons to whom five (5) Share Options have been allotted shall not be permitted to exercise the Share Options in excess of a total amount of ¥12,000,000 of exercise price of the Share Options in connection with the exercise within a year (January 1 through December 31); and

(5)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(5) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥450,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 13

Terms of Sixth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Sixth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥901,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 27, 2013

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 14

Terms of Eighth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Eighth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Date of Issue of Each Share Option

August 2, 2004

5.	Amount to Be Paid In at the Time of Exercise of Each Share Option

¥1,167,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 30, 2006, through June 29, 2014

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Persons to whom five (5) Share Options have been allotted shall not be permitted to exercise the Share Options in excess of a total amount of ¥12,000,000 of exercise price of the Share Options in connection with the exercise within a year (January 1 through December 31); and

(5)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(5) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥583,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 15

Terms of Seventh Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Seventh Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥1,167,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 29, 2014

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 16

Terms of Ninth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Ninth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Date of Issue of Each Share Option

February 1, 2005

5.	Amount to Be Paid In at the Time of Exercise of Each Share Option

¥1,082,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 30, 2006, through June 29, 2014

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (5) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Persons to whom five (5) Share Options have been allotted shall not be permitted to exercise the Share Options in excess of a total amount of ¥12,000,000 of exercise price of the Share Options in connection with the exercise within a year (January 1 through December 31); and

(5)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(5) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥541,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 17

Terms of Eighth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Eighth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of Shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥1,082,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 29, 2014

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 18

Terms of Tenth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Tenth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Date of Issue of Each Share Option

August 1, 2005

5.	Amount to Be Paid In at the Time of Exercise of each Share Option

¥1,148,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 29, 2007, through June 28, 2015

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(4) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥574,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 19

Terms of Ninth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Ninth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥1,148,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 28, 2015

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 20

Terms of Eleventh Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Eleventh Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Issue Price of Share Options

Free of consideration

4.	Date of Issue of Each Share Option

February 1, 2006

5.	Amount to Be Paid In at the Time of Exercise of Each Share Option

¥1,665,000

If the Company effects a share split or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 29, 2007, through June 28, 2015

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Cancel Share Options and Conditions of Canceling (Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition)

(1)	If a merger agreement is approved in which the Company will be extinguished, or if a proposal approving share exchanges or share transfers in which the Company will become a wholly owned subsidiary is approved by a shareholders meeting, the Company may acquire the Share Options for no consideration.

(2)	If a holder of Share Options forfeits his or her position as either a director or an executive officer of the Company, the relevant Share Options may be acquired for no consideration in accordance with the conditions set forth in the “Agreement of Allotment of Share Options” prescribed in 7(4) above.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Issuing of Share Option Certificates

Certificates for Share Options shall be issued only on request by the holder of the Share Options.

11.	Amount That Cannot Be Added to Capital, Out of the Issue Price for New Shares Issued as a Result of Exercise of Share Options

¥832,000

12.	Other

In addition, if after the issue date the Company effects an absorption-type merger, consolidation-type merger, share exchanges, share transfers or company split, or if adjustment becomes otherwise necessary, the Company may within reasonable limits make such adjustments as are deemed necessary to the number of shares that are the object of Share Options, the amount to be paid-in, the exercise price, the period in which the share options may be exercised or other particulars, or may limit the exercise of share options, or void the right to exercise share options which have not been exercised.

Exhibit 21

Terms of Tenth of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Tenth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥1,665,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 28, 2015

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 22

Terms of Twelfth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Twelfth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”).

The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

470,000 yen

4.	Date of Allotment of Share Option

August 7, 2006

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥1,598,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 29, 2008, through June 28, 2016

Provided that in cases where a recipient of an allotment of Share Options is an executive officer of the Company and number of Share Options allotted to him or her does not exceed 5, period during which the Share Options can be exercised shall be from July 22, 2008 through June 28, 2016.

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amending of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 23

Terms of Eleventh Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Eleventh Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

Apri1 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥1,598,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 28, 2016

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 24

Terms of Thirteenth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Thirteenth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

¥515,000

4.	Date of Allotment of Each Share Option

February 15, 2007

5.	Value of Property to Be Contributed at the Time of Exercise of Each Share Option or Method for Calculating of that Value

¥1,623,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 29, 2008, through June 28, 2016

Provided that in cases where a recipient of an allotment of Share Options is an executive officer of the Company and number of Share Options allotted to him or her does not exceed 5, period during which the Share Options can be exercised shall be from January 27, 2009 through June 28, 2016.

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amending of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of stated capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 25

Terms of Twelfth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Twelfth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

Apri1 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥1,623,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 28, 2016

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be issued delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 26

Terms of Fourteenth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Fourteenth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

¥379,000

4.	Date of Allotment of Share Option

August 13, 2007

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥1,547,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 28, 2009, through June 27, 2017

Provided that in cases where a recipient of an allotment of Share Options is an executive officer of the Company and number of Share Options allotted to him or her does not exceed 5, period during which the Share Options can be exercised shall be from July 28, 2009 through June 27, 2017.

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amending of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 27

Terms of Thirteenth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Thirteenth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥1,547,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 27, 2017

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 28

Terms of Fifteenth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Fifteenth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in Sompo Japan Insurance Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

¥236,000

4.	Date of Allotment of Share Option

February 12, 2008

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥990,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From June 28, 2009, through June 27, 2017

Provided that in cases where a recipient of an allotment of Share Options is an executive officer of the Company and number of Share Options allotted to him or her does not exceed 5, period during which the Share Options can be exercised shall be from January 26, 2010 through June 27, 2017.

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of the Company, such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of the Company, the exercise may be made only within five years after the loss of said position), in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amending of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Assignment of Share Options

Assignment of Share Options shall require the approval of the board of directors.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of stated capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 29

Terms of Fourteenth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Fourteenth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 1,000 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Share Option

Apri1 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Share Option or Method for Calculating of that Value

¥990,000

If the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or a consolidation of shares after issuing Share Options, an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	1
Ratio of split or consolidation

Moreover if new shares are to be issued at a price that is less than the Market Value (except in the case of issuing new shares as a result of an exercise of a Share Option), an adjustment of the amount to be paid-in shall be made in accordance with the following formula, and a fraction of less than one yen produced as a result of the adjustment shall be rounded up to the nearest yen:

Amount to be paid-in after adjustment	=	Amount to be paid-in before adjustment	X	A	+	(B X C)
D
A + B

A = Number of Shares Already Issued

B = Number of New Shares to Be Issued

C = Amount to Be Paid in Per Share

D = Market Value Prior to Issue of New Shares

In the above formula the “Number of Shares Already Issued” shall mean the number of shares that have been issued by the Company minus the number of treasury shares that the Company holds. If a disposition of treasury shares is to be made then the “Number of New Shares to Be Issued” shall be read as “Treasury Shares for Which the Disposition Is to Be Made,” and the “Market Value Prior to Issue of New Shares,” shall be read “Market Value Prior to Disposition.”

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through June 27, 2017

7.	Conditions of Exercise of the Share Options

(1)	In the event that a recipient of an allotment of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., such recipient may exercise the Share Options only within five years from the date thereof (and only through the last day of the exercise period);

(2)	In the event of the death of a holder of Share Options, the heir (limited to the spouse) may exercise the Share Options only within five years thereof (provided that in the event of the death of the relevant director or executive officer after he or she forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc., the exercise may be made only within five years after the loss of said position);

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amending of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 30

Terms of Sixteenth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Sixteenth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in Sompo Japan Insurance Inc. (the “Company”). The number of shares underlying each Share Option shall be 100 shares. The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares with respect to the shares of common stock of the Company after the date of allotment and moreover in addition to the preceding, adjustment shall be made within reasonable limits to the number of shares that are to be issued in the event of a cause that otherwise makes adjustment to these shares unavoidable; provided, however, that said adjustments shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

¥94,000

4.	Date of Allotment of Each Share Option

August 11, 2008

5.	Value of Property to Be Contributed at the Time of Exercise of Each Share Option or Method for Calculating of that Value

The value of the property to be contributed at the time of exercising each of the Share Options shall be an amount paid in of ¥1 per share that can be received by exercising the Share Options, which shall be multiplied by the number of shares to be issued to obtain the relevant amount.

6.	Period during Which the Share Options Can Be Exercised

From August 12, 2008, through August 11, 2033

7.	Conditions of Exercise of the Share Options

(1)	Share Options may be exercised only within a period of 10 days commencing on the day following the date on which a holder of Share Options forfeits his or her position as either a director or executive officer of the Company (and only through the last day of the exercise period set forth in 6 above) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(2)	A holder of Share Options may exercise the Share Options they have been allotted on or after August 11, 2008 (stock compensation-type stock options) only in their entirety of all Share Options that are held. Exercise in part shall not be permitted;

(3)	A holder of Share Options shall not be permitted to effect assignment, creation of pledge or other disposal in favor of a third party in relation to the Share Options;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amending of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Assignment of Share Options

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (the “Restructured Company”) shall be delivered to existing holders of the Share

Options as of the time the Corporate Restructuring comes into effect (the “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which Share Options May be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be issued to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 31

Terms of Fifteenth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Fifteenth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (hereinafter the “Company”). The number of shares underlying each Share Option shall be 100 shares.

The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares with respect to the shares of common stock of the Company after the date of allotment, and moreover in addition to the preceding, adjustment shall be made within reasonable limits to the number of shares that are to be issued in the event of a cause that otherwise makes adjustment to these shares unavoidable; provided, however, that said adjustments shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Each Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Each Share Option or Method for Calculating of that Value

The value of the property to be contributed at the time of exercising each of the Share Options shall be an amount paid in of ¥1 per share that can be received by exercising the Share Options, which shall be multiplied by the number of shares to be issued to obtain the relevant amount.

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through August 11, 2033

7.	Conditions of Exercise of the Share Options

(1)	Share Options may be exercised only within a period of 10 days commencing on the day following the date on which a holder of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc. (and only within the exercise period set forth in 6 above);

(2)	A holder of Share Options may exercise the Share Options they have been allotted based on their position as Director of Executive Officer of Sompo Japan Insurance, Inc. (stock compensation-type stock options) only in their entirety of all Share Options that are held. Exercise in part shall not be permitted;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amending of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of stated capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time the Corporate Restructuring comes into effect (hereinafter “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be issued to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 32

Terms of Seventeenth Issue of Share Options of Sompo Japan Insurance Inc.

1.	Name of Share Options

Seventeenth Issue of Share Options of Sompo Japan Insurance Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in Sompo Japan Insurance Inc. (the “Company”). The number of shares underlying each Share Option shall be 100 shares. The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares with respect to the shares of common stock of the Company after the date of allotment and moreover in addition to the preceding, adjustment shall be made within reasonable limits to the number of shares that are to be issued in the event of a cause that otherwise makes adjustment to these shares unavoidable; provided, however, that said adjustments shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

¥62,300

4.	Date of Allotment of Each Share Option

August 10, 2009

5.	Value of Property to Be Contributed at the Time of Exercise of each Share Option or Method for Calculating of that Value

The value of the property to be contributed at the time of exercising each of the Share Options shall be an amount paid in of ¥1 per share that can be received by exercising the Share Options, which shall be multiplied by the number of shares to be issued to obtain the relevant amount.

6.	Period during Which the Share Options Can Be Exercised

From August 11, 2009, through August 10, 2034

7.	Conditions of Exercise of the Share Options

(1)	Share Options may be exercised only within a period of 10 days commencing on the day following the date on which a holder of Share Options forfeits his or her position as either a director or executive officer of the Company (and only through the last day of the exercise period set forth in 6 above) in accordance with the conditions prescribed in the “Agreement of Allotment of Share Options” set forth in (4) below;

(2)	A holder of Share Options may exercise the Share Options they have been allotted on or after August 11, 2008 (stock compensation-type stock options) only in their entirety of all Share Options that are held. Exercise in part shall not be permitted;

(3)	A holder of Share Options shall not be permitted to effect assignment, creation of pledge or other disposal in favor of a third party in relation to the Share Options;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amending of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Assignment of Share Options

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (the “Restructured Company”) shall be delivered to existing holders of the Share

Options as of the time the Corporate Restructuring comes into effect (the “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be issued to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 33

Terms of Sixteenth Issue of Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Sixteenth Issue of Share Options of NKSJ Holdings, Inc.

2.	Class and Number of Shares underlying Share Options or the Method for Calculating that Number

Shares of common stock in NKSJ Holdings, Inc. (the “Company”). The number of shares underlying each Share Option shall be 100 shares. The number of the shares underlying each Share Option shall be adjusted using the following formula in the event that the Company effects a share split (including allotment of shares of common stock of the Company without consideration) or consolidation of shares with respect to the shares of common stock of the Company after the date of allotment, and moreover in addition to the preceding, adjustment shall be made within reasonable limits to the number of shares that are to be issued in the event of a cause that otherwise makes adjustment to these shares unavoidable; provided, however, that said adjustments shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation) ratio

3.	Amount to be paid-in in exchange for Share Options for Subscription or Method for Calculating that Amount or Statement That Payment Is Not Required

Free of consideration

4.	Date of Allotment of Each Share Option

April 1, 2010

5.	Value of Property to Be Contributed at the Time of Exercise of Each Share Option or Method for Calculating of that Value

The value of the property to be contributed at the time of exercising each of the Share Options shall be an amount paid in of ¥1 per share that can be received by exercising the Share Options, which shall be multiplied by the number of shares to be issued to obtain the relevant amount.

6.	Period during Which the Share Options Can Be Exercised

From April 1, 2010, through August 10, 2034

7.	Conditions of Exercise of the Share Options

(1)	Share Options may be exercised only within a period of 10 days commencing on the day following the date on which a holder of Share Options forfeits his or her position as either a director or executive officer of Sompo Japan Insurance, Inc. (and only within the exercise period set forth in 6 above);

(2)	A holder of Share Options may exercise the Share Options they have been allotted based on their position as Director of Executive Officer of Sompo Japan Insurance, Inc. (stock compensation-type stock options) only in their entirety of all Share Options that are held. Exercise in part shall not be permitted;

(3)	A holder of Share Options shall not be permitted to assign, pledge or otherwise dispose of the Share Options in favor of a third party;

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the holder of Share Options.

8.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amending of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

9.	Restrictions on Acquisition of Share Options by Assignment

Acquisition of Share Options by way of assignment shall require the approval of the board of directors of the Company.

10.	Matters regarding the stated capital and capital reserves that will be increased in cases where shares will be issued as a result of the exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

11.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (the “Restructured Company”) shall be delivered to existing holders of the Share

Options as of the time the Corporate Restructuring comes into effect (the “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 2. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of the property to be contributed at the time of exercise of each of the Share Options to be delivered shall be the value of the property as prescribed in 5. above, obtained by adjustment in consideration of the conditions, etc., of the Corporate Restructuring.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the period during which the Share Options can be exercised as set forth in 6. above, or the effective date of the Corporate Restructuring, through the final date of the period during which the Share Options can be exercised as set forth in 6. above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 10. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 8. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 7. above.

12.	Treatment of Fractional Less Than One Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be issued to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 34

Terms of March 2005 Issue Share Options of NIPPONKOA Insurance Co., Ltd.

(Stock Compensation-Type Stock Option)

1.	Name of Share Options

March 2005 Issue Share Options of NIPPONKOA Insurance Co., Ltd. (Stock Compensation-Type Stock Option)

2.	Issue Price of Each Share Option

Free of consideration

3.	Date of Issue of Each Share Option

March 15, 2005

4.	Period during Which the Share Options Can Be Exercised

From March 16, 2006 through June 29, 2024

5.	Others

As set forth in Exhibit 46 “Terms (Common Matters) of Share Options Issued in March 2005 and March 2006 of NIPPONKOA Insurance Co., Ltd. (Share Options in the Form of Compensation in Stock)”

Exhibit 35

Terms of Seventeenth Issue Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Seventeenth Issue Share Options of NKSJ Holdings, Inc.

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Free of consideration

3.	Date of Issue of Each Share Option

April 1, 2010

4.	Period during Which the Share Options Can Be Exercised

From April 1, 2010 through June 29, 2024

5.	Others

As set forth in Exhibit 47 “Terms (Common Matters) of Seventeenth Issue and Eighteenth Issue Share Options of NKSJ Holdings, Inc.”

Exhibit 36

Terms of March 2006 Issue Share Options of NIPPONKOA Insurance Co., Ltd.

(Stock Compensation-Type Stock Option)

1.	Name of Share Options

March 2006 Issue Share Options of NIPPONKOA Insurance Co., Ltd. (Stock Compensation-Type Stock Option)

2.	Issue Price of Each Share Option

Free of consideration

3.	Date of Issue of Each Share Option

March 15, 2006

4.	Period during Which the Share Options Can Be Exercised

From March 16, 2007 through June 29, 2025

5.	Others

As set forth in Exhibit 46 “Terms (Common Matters) of Share Options Issued in March 2005 and March 2006 of NIPPONKOA Insurance Co., Ltd. (Share Options in the Form of Compensation in Stock)”

Exhibit 37

Terms of Eighteenth Issue Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Eighteenth Issue Share Options of NKSJ Holdings, Inc.

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Free of consideration

3.	Date of Issue of Each Share Option

April 1, 2010

4.	Period during Which the Share Options Can Be Exercised

From April 1, 2010 through June 29, 2025

5.	Others

As set forth in Exhibit 47 “Terms (Common Matters) of Seventeenth Issue and Eighteenth Issue Share Options of NKSJ Holdings, Inc.”

Exhibit 38

Terms of March 2007 Issue Share Options of NIPPONKOA Insurance Co., Ltd.

(Stock Compensation-Type Stock Option)

1.	Name of Share Options

March 2007 Issue Share Options of NIPPONKOA Insurance Co., Ltd. (Stock Compensation-Type Stock Option)

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Amount to be paid in with respect to each Share Option for Subscription: ¥934,000

3.	Date of Issue of Each Share Option

March 27, 2007

4.	Period during Which the Share Options Can Be Exercised

From March 28, 2007 through March 27, 2027

5.	Others

As set forth in Exhibit 48 “Terms (Common Matters) of Share Options Issued in March 2007, March 2008, March 2009, and October 2009 of NIPPONKOA Insurance Co., Ltd. (Share Options in the Form of Compensation in Stock)”

Exhibit 39

Terms of Nineteenth Issue Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Nineteenth Issue Share Options of NKSJ Holdings, Inc.

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Free of consideration

3.	Date of Issue of Each Share Option

April 1, 2010

4.	Period during Which the Share Options Can Be Exercised

From April 1, 2010 through March 27, 2027

5.	Others

As set forth in Exhibit 49 “Terms (Common Matters) of Nineteenth through Twenty-Second Issue Share Options of NKSJ Holdings, Inc.”

Exhibit 40

Terms of March 2008 Issue Share Options of NIPPONKOA Insurance Co., Ltd.

(Stock Compensation-Type Stock Option)

1.	Name of Share Options

March 2008 Issue Share Options of NIPPONKOA Insurance Co., Ltd. (Stock Compensation-Type Stock Option)

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Amount to be paid in with respect to each Share Option for Subscription: ¥703,000

3.	Date of Issue of Each Share Option

March 17, 2008

4.	Period during Which the Share Options Can Be Exercised

From March 18, 2008 through March 17, 2028

5.	Others

As set forth in Exhibit 48 “Terms (Common Matters) of Share Options Issued in March 2007, March 2008, March 2009, and October 2009 of NIPPONKOA Insurance Co., Ltd. (Share Options in the Form of Compensation in Stock)”

Exhibit 41

Terms of Twentieth Issue Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Twentieth Issue Share Options of NKSJ Holdings, Inc.

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Free of consideration

3.	Date of Issue of Each Share Option

April 1, 2010

4.	Period during Which the Share Options Can Be Exercised

From April 1, 2010 through March 17, 2028

5.	Others

As set forth in Exhibit 49 “Terms (Common Matters) of Nineteenth through Twenty-Second Issue Share Options of NKSJ Holdings, Inc.”

Exhibit 42

Terms of March 2009 Issue Share Options of NIPPONKOA Insurance Co., Ltd.

(Stock Compensation-Type Stock Option)

1.	Name of Share Options

March 2009 Issue Share Options of NIPPONKOA Insurance Co., Ltd. (Stock Compensation-Type Stock Option)

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Amount to be paid in with respect to each Share Option for Subscription: ¥530,000

3.	Date of Issue of Each Share Option

March 16, 2009

4.	Period during Which the Share Options Can Be Exercised

From March 17, 2009 through March 16, 2029

5.	Others

As set forth in Exhibit 48 “Terms (Common Matters) of Share Options Issued in March 2007, March 2008, March 2009, and October 2009 of NIPPONKOA Insurance Co., Ltd. (Share Options in the Form of Compensation in Stock)”

Exhibit 43

Terms of Twenty-First Issue Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Twenty-First Issue Share Options of NKSJ Holdings, Inc.

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Free of consideration

3.	Date of Issue of Each Share Option

April 1, 2010

4.	Period during Which the Share Options Can Be Exercised

From April 1, 2010 through March 16, 2029

5.	Others

As set forth in Exhibit 49 “Terms (Common Matters) of Nineteenth through Twenty-Second Issue Share Options of NKSJ Holdings, Inc.”

Exhibit 44

Terms of October 2009 Issue Share Options of NIPPONKOA Insurance Co., Ltd.

(Stock Compensation-Type Stock Option)

1.	Name of Share Options

October 2009 Issue Share Options of NIPPONKOA Insurance Co., Ltd. (Stock Compensation-Type Stock Option)

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Amount to be paid in with respect to each Share Option for Subscription: ¥533,000

3.	Date of Issue of Each Share Option

October 7, 2009

4.	Period during Which the Share Options Can Be Exercised

From October 8, 2009 through October 7, 2029

5.	Others

As set forth in Exhibit 48 “Terms (Common Matters) of Share Options Issued in March 2007, March 2008, March 2009, and October 2009 of NIPPONKOA Insurance Co., Ltd. (Share Options in the Form of Compensation in Stock)”

Exhibit 45

Terms of Twenty-Second Issue Share Options of NKSJ Holdings, Inc.

1.	Name of Share Options

Twenty-Second Issue Share Options of NKSJ Holdings, Inc.

2.	Amount to be Paid-in of Share Option for Subscription and Method for Calculation Thereof, or Statement That Payment Is Not Required

Free of consideration

3.	Date of Issue of Each Share Option

April 1, 2010

4.	Period during Which the Share Options Can Be Exercised

From April 1, 2010 through October 7, 2029

5.	Others

As set forth in Exhibit 49 “Terms (Common Matters) of Nineteenth through Twenty-Second Issue Share Options of NKSJ Holdings, Inc.”

Exhibit 46

Terms (Common Matters) of Share Options Issued in March 2005 and March 2006 of

NIPPONKOA Insurance Co., Ltd.

(Share Options in the Form of Compensation in Stock)

1.	Class and Number of Shares to Be Issued on Exercise of the Share Options

The type of shares of NIPPONKOA Insurance Co., Ltd. (the “Company”) to be issued on exercise of the Share Options shall be shares of common stock. The number of shares to be issued on exercise of each Share Option shall be 1,000 shares. The number of the shares that are to be issued on exercise of each Share Option shall be adjusted using the following formula in the event that the Company makes a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares to be issued on exercise of Share Options that have not been exercised at that time, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation of shares) ratio

In the event that the Company effects an absorption-type merger or consolidation type merger with another company and the Share Options are succeeded, or in the event that the Company effects an incorporation-type company split or absorption-type company split, the Company will make such adjustments as are deemed necessary to the number of shares.

2.	Amount to be paid-in at the Time of Exercise of the Share Options,

The amount to be paid-in at the time of exercising each of the Share Options shall be ¥1 per share that can be received by exercising the Share Option, which shall be multiplied by the number of shares to be issued per share option to obtain the relevant amount.

3.	Conditions of Exercise of the Share Options

(1)	Notwithstanding the provisions of “4. Period during Which the Share Options Can Be Exercised” (the “Exercise Period”) of Exhibit 34 and Exhibit 36, a holder of Share Options may exercise the Share Options only within the period of the date on which one year expires from the day following the date on which such holder forfeits his or her position as either a director (including an executive officer (shikko-yaku) in the event that the Company converts to a company with committees in the future) or executive officer (shikko-yakuin) of the Company (the “Commencement Date of Exercise“), through whichever occurs earlier of the expiration of seven years from the day following the date on which the relevant holder forfeits his or her position, or the last day of the Exercise Period;

(2)	Notwithstanding (1) above, if the Commencement Date of Exercise has not arrived for a holder of Share Options by the last day of the same month of the year prior to the last day of the Exercise Period, the holder may exercise the Share Options from the first day of the following month.

(3)	Exercise in part of a single Share Option shall not be permitted; and

(4)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the relevant director or executive director.

4.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

The Company may acquire the Share Options for no consideration, if a shareholders meeting of the Company approves a proposal to approve a merger agreement in which the Company will be the company that is extinguished, or if a shareholders meeting approves a resolution to approve an agreement of share exchanges or share transfers, in which the Company will become a wholly owned subsidiary.

5.	Restriction on Assignment of Share Options

Approval by a resolution of the board of directors of the Company shall be required in connection with acquiring Share Options by way of an assignment.

6.	Amount to Be Added to Capital Out of the Issue Price of the Relevant Shares in the Event of Issuing Shares as a Result of Exercise of the Share Options

The amount to be added to the capital shall be one yen per share of stock issued.

Exhibit 47

Terms (Common Matters) of the Seventeenth and Eighteenth Issue Share Options

of NKSJ Holdings, Inc.

1.	Class and Number of Shares to Be Issued on Exercise of the Share Options

The type of shares of NKSJ Holdings, Inc. (the “Company”) to be issued on exercise of each Share Options shall be shares of common stock. The number of shares to be issued on exercise of each Share Option shall be 900 shares. The number of the shares that are to be issued on exercise of each Share Option shall be adjusted using the following formula in the event that the Company makes a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares to be issued on exercise of Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation of shares) ratio

The number of shares after adjustment shall apply from the day following the record date of a share split in the case of a share split, and from the day of effect in the case of a consolidation of shares.

In the event that the Company effects an absorption-type merger or consolidation type merger with another company and that the Share Options are succeeded to, or in the event that the Company effects an incorporation-type company split or absorption-type company split, the Company will make such adjustments as are deemed necessary to the number of shares.

Moreover if the Company will adjust the number of shares to be issued in respect of each Share Option, the Company shall, by the day before the date on which the adjusted number of shares becomes effective, give notice to persons holding Share Options (the “Holder(s) of Share Options”) that are stated in the Share Options Registry, or give public notice, of the adjusted number of shares, provided that if notice or public notice cannot be made by the day prior to the taking effect thereof, the notice or public notice shall be made promptly after the date of effect.

2.	Value of Property to Be Contributed at the Time of Exercise of Each Share Option or Method for Calculating of that Value

The value of property to be contributed at the time of exercising each of the Share Options shall be an amount paid in of ¥1 per share that can be received by exercising the Share Option (the “Exercise Price”), which shall be multiplied by the number of shares to be issued per share option to obtain the relevant amount.

3.	Conditions of Exercise of the Share Options

(1)	Notwithstanding the provisions of “4. Period during Which the Share Options Can Be Exercised” (the “Exercise Period”) of Exhibit 35 and Exhibit 37, the Holder of Share Options may exercise the Share Options only within the period of the date on which one year expires from the day following the date on which the holder forfeits his or her position as either a director (including an executive officer (shikko-yaku) in the event that the Company converts to a company with committees in the future) or executive officer (shikko-yakuin) of the Company (the “Commencement Date of Exercise”) through whichever occurs earlier of the expiration of seven years from the Commencement Date of Exercise, or the last day of the Exercise Period;

(2)	Notwithstanding (1) above, if the Commencement Date of Exercise has not arrived for the Holder of Share Options by the last day of the same month of the year prior to the last day of the Exercise Period, the Holder of Share Options may exercise the Share Options from the first day of the following month through the last day of Exercise Period.

(3)	Exercise in part of a single Share Option shall not be permitted;

(4)	The Holder of Share Options shall not be permitted to exercise the Share Options if such Holder is covered by any of the following:

(i)	A resolution by the board of directors has been made to dismiss an executive officer pursuant to the Disciplinary Regulations of NIPPONKOA Insurance Co., Ltd. (including internal regulations of the same intent as may exist from time to time);

(ii)	If other cause exists that is similar to (i) above;

(iii)	Final sentencing has been imposed of imprisonment without work or heavier penalty;

(iv)	If a resolution is made at the board of directors of the Company to effect an Absorption-Type Merger in which the Company will become the company that is extinguished (excluding cases in which the surviving company will succeed to the obligations in connection with the Share Options); and

(v)	If the board of directors of the Company has made a resolution to conduct a share exchanges or share transfers, in which the Company will become a wholly owned subsidiary (excluding cases in which the company that will be the wholly owning parent company will succeed to the obligations in connection with the Share Options)

(5)	A person who inherits Share Options shall not be permitted to exercise the Share Options if the Holder of Share Options immediately prior to the succession is covered under any of (4)(i) through (iii).

4.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

(1)	If a shareholders meeting of the Company approves a proposal set forth in (i) through (v) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(i)	A proposal to approve a merger agreement in which the Company will be extinguished;

(ii)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(iii)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(iv)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(v)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

(2)	If the Holder of Share Options or a person who has inherited the same is covered by 3 (4) or 3 (5) above, the Company may immediately acquire the Share Options for no consideration.

5.	Restriction on Acquisition of Share Options by Assignment

Approval by a resolution of the board of directors of the Company shall be required in connection with acquiring Share Options by way of an assignment.

6.	Matters Concerning Stated Capital and Capital Reserves to Be Increased in the Event of the Issue of Shares as a Result of Exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

7.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (the “Restructured Company”) shall be delivered to existing Holders of the Share Options as of the time immediately prior to the Corporate Restructuring that comes into effect (the “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the Holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 1. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

This shall be determined in accordance with 2. above

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the Exercise Period provided in 3.(1) above, or the effective date of the Corporate Restructuring, through the final date of Exercise Period provided in 3.(1) above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 6. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 4. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 3. above.

8.	Determination of Fractional Amounts of Less Than a Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the Holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

9.	Procedures for Exercising the Share Options

(1)	If the Holder of Share Options will exercise the Share Options, such Holder shall pay into the bank account designated by the Company the amount obtained by multiplying the Exercise Price by the number of shares to be issued for the Share Options that are to be exercised, and shall also submit to the Company an Application (Request) to Exercise Share Options in the prescribed form.

(2)	If the Holder of Share Options as set forth in (1) above exercises share options, the Company shall without delay deliver the shares unless the conditions of exercise set forth in 3. above have not been met.

(3)	In addition to the provisions of (1) and (2), if the Holder of Share Options will exercise the Share Options, such Holder must comply with such methods as are designated by the Company.

10.	Handling After Retirement

(1)	At the time that the Holder of Share Options becomes no longer an officer of NIPPONKOA Insurance Co., Ltd., he or she must notify the Company in writing of his or her address after retirement from his or her position as officer.

(2)	If after retirement the Holder of Share Options will change his or her address to an address outside of Japan, he or she must at the time of retirement from office notify the Company in writing of a contact address within Japan after he or she leaves office.

(3)	If the Holder of Share Options does not give notice of his or her address after retirement, his or her address as of the time or his or her retirement shall be deemed to be his or her address or domestic contact address after retirement. If the Holder of Share Options changes his or her address after his or her retirement and within the Exercise Period provided in 3. (1) above, but does not give notice after the change of his or her address or domestic contact address, the last notified address in Japan shall be deemed to be the address or domestic contact address after retirement.

11.	Exercise of Share Options by Heir

(1)	In the event of the death of the Holder of Share Options the heir (including the donee if such exists. The same shall apply hereinafter) may exercise the Share Options, in accordance with the following.

(2)	The heirs of the Holder of Share Options must all jointly give notice in writing of the following matters, promptly after the inheritance commences. The same shall apply if any change occurs in a matter set forth in (ii) through (iv):

(i)	Date of commencement of the inheritance;

(ii)	The names and addresses of the heirs and the name of the representative of the heirs, provided that if agreement on division of the estate have been settled, this shall be the name and address of the person who succeeds to the Share Options as a result of the agreement on division of the estate (the “Share Option Successor(s)”), and if there is more than one Share Option Successor, the name of the person who will be the representative thereof (the “Representative of the Share Option Successors”);

(iii)	The content of the agreement on division of the estate in connection with the Share Options and the date on which agreement was settled in the event that the agreement on division of the estate has been settled; and

(iv)	Such matters as are prescribed by the Company in addition to (i) through (iii).

(3)	At the time of making the notification set forth in (2) the heirs of the Holder of Share Options shall attach the certified copy of removal from family registry, the agreement on division of assets, the powers of attorney by each of the heirs to the representative of the heirs, seal certificate of each of the heirs as well as such other documents as are designated by the Company;

(4)	All heirs shall exercise the rights in connection with the Share Options jointly through the representative of the heirs, provided that if agreement on division of the estate has been settled, the Share Option Successor (or if there is more than one Share Option Successor, the Representative of the Share Option Successors) shall exercise the rights in connection with the Share Options;

(5)	The heirs shall be jointly and severally responsibility for the amounts to be paid in and any and all obligations they have to the Company in connection with and the Share Options in the event that they have exercised the Share Options, provided that if agreement on division of assets has been settled, the Share Option Successors shall jointly and severally incur responsibility to perform these obligations.

(6)	If an inheritance commences in connection with an heir, the heir(s) thereof shall not succeed to the Share Options; and

(7)	The exercise conditions prescribed in connection with the Holder of Share Options shall apply mutatis mutandis in connection with the heirs to the Holder of Share Options, or the representative of the heirs, as well as the Share Option Successors and the Representative of the Share Option Successors.

12.	Prohibition Against Assignment

The Holder of Share Options shall not be permitted to effect assignment, creation of pledge or other disposal in connection with the Share Options.

13.	Method of Expressions of Intent and Notices

(1)	The Company shall make expressions of intent and notices to the Holders of Share Options in accordance with any of the methods set forth in each of the following:

(i)	A method of direct delivery in writing to the Holder of Share Options;

(ii)	A method of sending a document addressed to the address or domestic contact address of the Holder of Share Options;

(iii)	If the Holder of Share Options has individually consented in writing, a method of sending an email message addressed to the email address designated by the Holder of Share Options, or other method of transmitting information by electromagnetic means.

(2)	A document set forth in (1) (i) shall be deemed to have arrived at the time it would normally have arrived at the address or domestic contact address of the Holder of Share Options. A transmission of information by email or other method of transmitting information by email or other electromagnetic means as prescribed in (1) (iii) shall be deemed to have arrived at the time the Holder of Share Options would normally have been able to have access to the information by computer, etc.; and

(3)	The Holder of Share Options may revoke the consent set forth in (1) (iii). If the Holder of Share Options will revoke the consent of (1) (iii), he or she shall notify the Company in writing to that effect. This notification shall have future effect from the time that it arrives at the Company. The same shall apply in the event of changing the email address that the Holder of Share Options has designated in (1) (iii), as well as changing the other method of transmitting information by electromagnetic means.

14.	Enactment of Detailed Regulations

(1)	The Company may in order to specify detailed matters in connection with the Share Options enact “Detailed Rules in Connection With Agreements of Allotment of Share Options” (the “Detailed Rules”) and may as necessary amend or abolish the same.

(2)	The Company shall provide the Detailed Rules for inspection during normal business hours if a request is made by the Holder of Share Options.

15.	Amendment

(1)	If the content of these stipulations is found not to comply with the Income Tax Act, the Corporation Tax Act or other tax law, or the Corporation Law, or the Financial Instruments and Exchange Act or other relevant law or regulation, or will not comply with such relevant law or regulation as a result of subsequent amendment, the Company may propose amendment to the stipulations hereof, by notifying the Holders of Share Options.

(2)	The Company shall in the event of making a proposal as set forth in (1) state in the notice of (1) the content of the proposal, the deadline for making an objection, the scheduled date of effect of amendment, and a statement to the effect that if a written objection is not made by the deadline the proposal shall be deemed to have been accepted. The period through the deadline for making an objection shall be at least two weeks from the date the notice is dispatched.

(3)	If the Holder of Share Options does not make a written objection by the deadline set forth in (2), the Holder of Share Options shall be deemed to have accepted the proposal of the Company as set forth in (2), and the content stipulated herein shall be amended as of the scheduled date of effect of amendment as set forth in (2), and in accordance with the proposal by the Company.

16.	Handling of Taxes

The Holders of Share Options shall at their own responsibility and expense pay income tax and all other taxes and public duties that are imposed as a result of subscribing to and exercising the Share Options as well as selling the shares that they have acquired as a result of exercising the same.

17.	Governing Law and Jurisdiction

(1)	Japanese law shall be the governing law in connection with the Share Options.

(2)	The Tokyo District Court shall have exclusive jurisdiction over any dispute arising in connection with the Share Options.

Exhibit 48

Terms (Common Matters) of Share Options Issued in March 2007, March 2008, March 2009, and October 2009 of NIPPONKOA Insurance Co., Ltd.

(Share Options in the Form of Compensation in Stock)

1.	Class and Number of Shares to Be Issued on Exercise of the Share Options

The type of shares of NIPPONKOA Insurance Co., Ltd. (the “Company”) to be issued on exercise of the Share Options shall be shares of common stock. The number of shares to be issued on exercise of each Share Option shall be 1,000 shares. The number of the shares that are to be issued on exercise of each Share Option shall be adjusted using the following formula in the event that the Company makes a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares to be issued on exercise of Share Options that have not been exercised at that time, provided that this adjustment shall be made only for the number of shares underlying Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation of shares) ratio

In the event that the Company effects an absorption-type merger or consolidation type merger with another company and the Share Options are succeeded, or in the event that the Company effects an incorporation-type company split or absorption-type company split, the Company will make such adjustments as are deemed necessary to the number of shares.

2.	Amount to Be Paid in at the Time of Exercise of a Share Option

The amount to be paid-in at the time of exercising each of the Share Options shall be ¥1 per share that can be received by exercising the Share Option, which shall be multiplied by the number of shares to be issued to obtain the relevant amount.

3.	Conditions of Exercise of the Share Options

(1)	A holder of Share Options may exercise the Share Options only within the period that is within 10 days from the day following the date on which such holder forfeits his or her position as either a director (including an executive officer (shikko-yaku) in the event that the Company converts to a company with committees in the future) or executive officer (shikko-yakuin) (and that is also no later than the last day of “4. Period during Which the Share Options Can Be Exercised” (the “Exercise Period”) of Exhibit 40, Exhibit 42, and Exhibit 44), provided that if the date of commencement of exercise of the Share Options occurs as a result of the death of the holder of the Share Options, the heirs may exercise the Share Options only within six months after the commencement date of the exercise of the Share Options (and no later than the last day of the Exercise Period). In this event Share Options of the same type that are allotted during or after March 2007 may only be exercised one time in the entirety of all of the Share Options that are held by the holder of Share Options or his or her heir. Exercise in part thereof shall not be permitted.

In the event that a holder of Share Options or his or her heir does not exercise the Share Options during the above period in which they may be exercised, or if the commencement date of exercise of Share Options has not occurred by the last day of the Exercise Period, the exercise of these Share Options shall not be permitted, and the relevant Share Options shall be extinguished in accordance with Article 287 of the Corporation Law;

(2)	Other conditions of exercise of the Share Options shall be as set forth in the “Agreement of Allotment of Share Options” that shall be entered into between the Company and the relevant director or executive officer.

4.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

If a shareholders meeting of the Company approves a proposal set forth in (1) through (5) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(1)	A proposal to approve a merger agreement in which the Company will be extinguished;

(2)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(3)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(4)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

5.	Restriction on Assignment of Share Options

Approval by a resolution of the board of directors of the Company shall be required in connection with acquiring Share Options by way of an assignment.

6.	Amount to Be Added to Capital Out of the Issue Price of the Relevant Shares in the Event of Issuing Shares as a Result of Exercise of the Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

7.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (the “Restructured Company”) shall be delivered to existing holders of the Share Options as of the time immediately prior to the Corporate Restructuring that comes into effect ( “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 1. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

The value of property to be contributed at the time of exercising each of the Share Options to be delivered shall be an amount to be paid-in after restructuring of one yen per share of the Restructured Company to be delivered by exercising the Share Option to be delivered, which shall be obtained by multiplying by the number of shares of the Restructured Company to be issued per share option to obtain the relevant amount, that is subject to (3) above.

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the Exercise Period provided in 3. (1) above or the effective date of the Corporate Restructuring, through the final date of the Exercise Period provided in 3. (1) above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 6. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 4. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 3. above.

8.	Determination of Fractional Amounts of Less Than a Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

Exhibit 49

Terms (Common Matters) of the Nineteenth Through the Twenty-Second Issue of Share Options of NKSJ Holdings, Inc.

1.	Class and Number of Shares to Be Issued on Exercise of the Share Options

The type of shares shall be shares of common stock of NKSJ Holdings, Inc. (the “Company”) to be issued on exercise of each Share Options shall be shares of common stock. The number of shares to be issued on exercise of each Share Option shall be 900 shares. The number of the shares that are to be issued on exercise of each Share Option shall be adjusted using the following formula in the event that the Company makes a share split or consolidation of shares, provided that this adjustment shall be made only for the number of shares to be issued on exercise of Share Options that have not been exercised at that time, and a fraction of less than one produced as a result of the adjustment shall be rounded off:

Number of shares after adjustment	=	Number of shares before adjustment X the split (or consolidation of shares) ratio

The number of shares after adjustment shall apply from the day following the record date of a share split in the case of a share split, and from the day of effect in the case of a consolidation of shares.

In the event that the Company effects an absorption-type merger or consolidation type merger with another company and that the Share Options are succeeded to, or in the event that the Company effects an incorporation-type company split or absorption-type company split, the Company will make such adjustments as are deemed necessary to the number of shares.

Moreover if the Company will adjust the number of shares to be issued in respect of each Share Option, the Company shall, by the day before the date on which the adjusted number of shares becomes effective, give notice to persons holding Share Options (the “Holder(s) of Share Options”) that are stated in the Share Options Registry, or give public notice, of the [adjusted number of shares], provided that if notice or public notice cannot be made by the day prior to the taking effect thereof, the notice or public notice shall be made promptly after the date of effect.

2.	Value of Property to Be Contributed at the Time of Exercise of Each Share Option, or Method of Calculation Thereof

The value of the property to be contributed at the time of exercising each of the Share Options shall be an amount paid in of one yen per share that can be received by exercising the Share Option (the “Exercise Price”), which shall be multiplied by the number of shares to be issued to obtain the relevant amount.

3.	Conditions of Exercise of the Share Options

(1)	A Holder of Share Options may exercise the Share Options only within the period that is within 10 days from the day following the date on which such holder forfeits his or her position as either a director (including an executive officer in the event that the Company converts to a company with committees in the future) or executive officer of NIPPONKOA Insurance Co., Ltd. (the “Commencement Date of the Exercise of the Share Options”) (and that is also no later than the last day of “2. Period during Which the Share Options Can Be Exercised” (the “Exercise Period”) of Exhibit 39, Exhibit 41, Exhibit 43 and Exhibit 45), provided that if the above terms of exercise is satisfied as a result of the death of the Holder of Share Options, the heirs may exercise the Share Options only within six months after the commencement date of the exercise of the Share Options (and no later than the last day of the Exercise Period). In this event Share Options of the same type that are allotted during or after March 2007 may only be exercised one time in the entirety of all of the Share Options that are held by the Holder of Share Options or his or her heir. Exercise in part thereof shall not be permitted.

(2)	A Holder of Share Options or his or her heir may exercise one time with respect to the Share Options with the same Commencement Date of the Exercise of the Share Options, and may not exercise a part of the Share Options. In the event that a Holder of Share Options or his or her heir does not exercise the Share Options during the above period in which they may be exercised, or if the Commencement Date of Exercise of the Share Options has not occurred by the last day of the Exercise Period, the exercise of such Share Options shall not be permitted, and the relevant Share Options shall be extinguished in accordance with Article 287 of the Corporation Law.

(3)	A Holder of Share Options shall not be permitted to exercise the Share Options if the holder is covered by any of the following:

(i)	A resolution by the board of directors has been made to dismiss an executive officer pursuant to the Disciplinary Regulations of NIPPONKOA Insurance Co., Ltd. (including internal regulations of the same intent as may exist from time to time);

(ii)	If other cause exists that is similar to (i) above;

(iii)	Final sentencing has been imposed of imprisonment without work or heavier penalty;

(iv)	If a resolution is made at the board of directors of the Company to effect an Absorption-Type Merger in which the Company will become the company that is extinguished (excluding cases in which the surviving company will succeed to the obligations in connection with the Share Options); and

(v)	If the board of directors of the Company has made a resolution to conduct a share exchanges or share transfers, in which the Company will become a wholly owned subsidiary (excluding cases in which the company that will be the wholly owning parent company will succeed to the obligations in connection with the Share Options)

(4)	A person who inherits Share Options shall not be permitted to exercise the Share Options if the Holder of Share Options immediately prior to the succession is covered under any of (3) (i) through (iii).

4.	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

(1)	If a shareholders meeting of the Company approves a proposal set forth in (i) through (v) below (or in the event that a resolution by the shareholders meeting is not necessary if a resolution by the board of directors of the Company is passed), the Company may acquire the Share Options for no consideration, on the date as shall be separately prescribed by the board of directors:

(i)	A proposal to approve a merger agreement in which the Company will be extinguished;

(ii)	A proposal to approve a company split agreement or a company sprit plan in which the Company will be the splitting company;

(iii)	A proposal to approve an agreement of share exchanges or share transfer plan in which the Company will become a wholly owned subsidiary;

(iv)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of all shares issued by the Company, the approval of the Company is required for the acquisition of such shares by transfer; or

(v)	A proposal to approve the amendment of the articles of incorporation, in order to create a provision to the effect that, as the terms of shares underlying the Share Options, the approval of the Company is required for the acquisition of such shares by transfer, or the Company may acquire all of the shares of such class by a resolution of a shareholders meeting.

(2)	If the Holder of Share Options or a person who has inherited the same is covered by 3 (3) or 3 (4) above, the Company may immediately acquire the Share Options for no consideration.

5.	Restriction on Acquisition of Share Options by Assignment

Approval by a resolution of the board of directors of the Company shall be required in connection with acquiring Share Options by way of an assignment.

6.	Matters Concerning Stated Capital and Capital Reserves to Be Increased in the Event of the Issue of Shares as a Result of Exercise of Share Options

(1)	The amount of capital that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be one-half the maximum increase in capital, etc., as calculated pursuant to Article 17, Paragraph 1 of the Ordinance for Company Accounting. A fraction of less than one yen produced as a result of this calculation shall be rounded up to the nearest yen.

(2)	The amount of capital reserves that shall be increased in the event of issuing shares as a result of the exercise of Share Options shall be the maximum increase in capital, etc., as set forth in (1) above, minus the amount of increase in the amount of capital as set forth in (1) above.

7.	Policy concerning Decisions in Connection With the Content of Extinguishing Share Options in a Restructuring of Corporate Organization, as Well as the Delivery of Share Options in the Company to Be Restructured

If the Company will effect a merger (limited to the case in which the Company will be the company that is extinguished as a result of the merger), absorption-type company split, an incorporation-type company split, share exchanges or share transfers (hereinafter referred to collectively as a “Corporate Restructuring”), then Share Options in the relevant company as prescribed in Article 236, Paragraph 1, Item (viii)(a) through (e) of the Corporation Law (hereinafter the “Restructured Company”) shall be delivered to existing Holders of the Share Options as of the time immediately prior to the Corporate Restructuring that comes into effect (the “Existing Share Options”), in accordance with the following conditions, and in this event the Existing Share Options shall be extinguished and the Restructured Company shall issue new Share Options; provided, however, that this shall be limited to cases in which delivery of Share Options in the Restructured Company in accordance with the following conditions is stipulated in the Absorption-Type Merger Agreement, the Consolidation-Type Merger Agreement, the Absorption-Type Corporate Split Agreement, the Incorporation-Type Company Split Plan, the Share Exchanges Agreement or the Share Transfers Plan:

(1)	Number of Share Options that are to be delivered of the Restructured Company

These Share Options are to be delivered in the same number as the number of Share Options that are respectively held by the Holders of the Existing Share Options

(2)	Class of Shares of the Restructured Company Underlying the Share Options.

Shares of common stock of the Restructured Company

(3)	Number of Shares of the Restructured Company Underlying the Share Options

This shall be determined in accordance with 1. above in consideration of the conditions, etc., of the Corporate Restructuring.

(4)	Value of Property to Be Contributed at the Time of Exercise of the Share Options

This shall be determined in accordance with 2. above

(5)	Period during Which the Share Options Can Be Exercised

This shall be the period from whichever is later of the commencement date of the Exercise Period provided in 3.(1) above or the effective date of the Corporate Restructuring, through the final date of the Exercise Period provided in 3.(1) above.

(6)	Matters in Connection With the Stated Capital and Capital Reserves to Be Increased in the Event of Issue of the Shares as a Result of Exercise of Share Options

To be determined in accordance with 6. above.

(7)	Restrictions on Acquisition of Share Options by Way of Assignment

Assignment of Share Options shall require the approval of the board of directors of the Restructured Company.

(8)	Causes for Which the Company Can Acquire the Share Options and Conditions of Acquisition

These shall be determined in accordance with 4. above.

(9)	Other Conditions of Exercise of Share Options

These shall be determined in accordance with 3. above.

8.	Determination of Fractional Amounts of Less Than a Share That Occur at the Time of Exercise of Share Options

In cases where the number of the shares to be delivered to the Holder of Share Options who has exercised his/her Share Options includes a fraction of less than one share, such fraction shall be rounded off.

9.	Procedures for Exercising the Share Options

(1)	If the Holder of Share Options will exercise the Share Options, such Holder shall pay into the bank account designated by the Company the amount obtained by multiplying the Exercise Price by the number of shares to be issued for the Share Options that are to be exercised, and shall also submit to the Company an Application (Request) to Exercise Share Options in the prescribed form.

(2)	If the Holder of Share Options as set forth in (1) above exercises share options, the Company shall without delay deliver the shares unless the conditions of exercise set forth in 3. above have not been met.

(3)	In addition to the provisions of (1) and (2), if the Holder of Share Options will exercise the Share Options, such Holder must comply with such methods as are designated by the Company.

10.	Handling After Retirement

(1)	At the time that the Holder of Share Options becomes no longer an officer of NIPPONKOA Insurance Co., Ltd., he or she must notify the Company in writing of his or her address after retirement from his or her position as officer.

(2)	If after retirement the Holder of Share Options will change his or her address to an address outside of Japan, he or she must at the time of retirement from office notify the Company in writing of a contact address within Japan after he or she leaves office.

(3)	If the Holder of Share Options does not give notice of his or her address after retirement, his or her address as of the time or his or her retirement shall be deemed to be his or her address or domestic contact address after retirement. If the Holder of Share Options changes his or her address after his or her retirement and within the Exercise Period provided in 3. (1) above, but does not give notice after the change of his or her address or domestic contact address, the last notified address in Japan shall be deemed to be the address or domestic contact address after retirement.

11.	Exercise of Share Options by Heir

(1)	In the event of the death of the Holder of Share Options the heir (including the donee if such exists. The same shall apply hereinafter) may exercise the Share Options, in accordance with the following.

(2)	The heirs of the Holder of Share Options must all jointly give notice in writing of the following matters, promptly after the inheritance commences. The same shall apply if any change occurs in a matter set forth in (ii) through (iv):

(i)	Date of commencement of the inheritance;

(ii)	The names and addresses of the heirs and the name of the representative of the heirs, provided that if agreement on division of the estate have been settled, this shall be the name and address of the person who succeeds to the Share Options as a result of the agreement on division of the estate (the “Share Option Successor(s)”), and if there is more than one Share Option Successor, the name of the person who will be the representative thereof (hereinafter the “Representative of the Share Option Successors”);

(iii)	The content of the agreement on division of the estate in connection with the Share Options and the date on which agreement was settled in the event that the agreement on division of the estate has been settled; and

(iv)	Such matters as are prescribed by the Company in addition to (i) through (iii).

(3)	At the time of making the notification set forth in (2) the heirs of the Holder of Share Options shall attach the certified copy of removal from family registry, the agreement on division of assets, the powers of attorney by each of the heirs to the representative of the heirs, seal certificate of each of the heirs as well as such other documents as are designated by the Company;

(4)	All heirs shall exercise the rights in connection with the Share Options and other rights in connection with the Share Options pursuant to other agreements jointly through the representative of the heirs, provided that if agreement on division of the estate has been settled, the Share Option Successor (or if there is more than one Share Option Successor, the Representative of the Share Option Successors) shall exercise the rights in connection with the Share Options and other rights in connection with the Share Options pursuant to other agreements;

(5)	The heirs shall be jointly and severally responsibility for the amounts to be paid in and any and all obligations they have to the Company in connection with and the Agreement in the event that they have exercised the Share Options, provided that if agreement on division of assets has been settled, the Share Option Successors shall jointly and severally incur responsibility to perform these obligations.

(6)	If an inheritance commences in connection with an heir, the heir(s) thereof shall not succeed to the Share Options; and

(7)	The exercise conditions prescribed in connection with the Holder of Share Options shall apply mutatis mutandis in connection with the heirs to the Holder of Share Options, or the representative of the heirs, as well as the Share Option Successors and the Representative of the Share Option Successors.

12.	Prohibition Against Assignment

The Holder of Share Options shall not be permitted to effect assignment, creation of pledge or other disposal in connection with the Share Options.

13.	Method of Expressions of Intent and Notices

(1)	The Company shall make expressions of intent and notices to the Holders of Share Options in accordance with any of the methods set forth in each of the following:

(i)	A method of direct delivery in writing to the Holder of Share Options;

(ii)	A method of sending a document addressed to the address or domestic contact address of the Holder of Share Options;

(iii)	If the Holder of Share Options has individually consented in writing, a method of sending an email message addressed to the email address designated by the Holder of Share Options, or other method of transmitting information by electromagnetic means.

(2)	A document set forth in (1)(i) shall be deemed to have arrived at the time it would normally have arrived at the address or domestic contact address of the Holder of Share Options. A transmission of information by email or other method of transmitting information by email or other electromagnetic means as prescribed in (1)(iii) shall be deemed to have arrived at the time the Holder of Share Options would normally have been able to have access to the information by computer, etc.; and

(3)	The Holder of Share Options may revoke the consent set forth in (1) (iii). If the Holder of Share Options will revoke the consent of (1) (iii), he or she shall notify the Company in writing to that effect. This notification shall have future effect from the time that it arrives at the Company. The same shall apply in the event of changing the email address that the Holder of Share Options has designated in (1)(iii), as well as changing the other method of transmitting information by electromagnetic means.

14.	Enactment of Detailed Regulations

(1)	The Company may in order to specify detailed matters in connection with the Share Options enact “Detailed Rules in Connection With Agreements of Allotment of Share Options” (the “Detailed Rules”) and may as necessary amend or abolish the same.

(2)	The Company shall provide the Detailed Rules for inspection during normal business hours if a request is made by the Holder of Share Options.

15.	Amendment

(1)	If the content of these stipulations is found not to comply with the Income Tax Act, the Corporation Tax Act or other tax law, or the Corporation Law, or the Financial Instruments and Exchange Act or other relevant law or regulation, or will not comply with such relevant law or regulation as a result of subsequent amendment, the Company may propose amendment to the stipulations hereof, by notifying the Holders of the Share Options.

(2)	The Company shall in the event of making a proposal as set forth in (1) state in the notice of (1) the content of the proposal, the deadline for making an objection, the scheduled date of effect of amendment, and a statement to the effect that if a written objection is not made by the deadline the proposal shall be deemed to have been accepted. The period through the deadline for making an objection shall be at least two weeks from the date the notice is dispatched.

(3)	If the Holder of Share Options does not make a written objection by the deadline set forth in (2), the Holder of Share Options shall be deemed to have accepted the proposal of the Company as set forth in (2), and the content stipulated herein shall be amended as of the scheduled date of effect of amendment as set forth in (2), and in accordance with the proposal by the Company.

16.	Handling of Taxes

The Holders of Share Options shall at their own responsibility and expense pay income tax and all other taxes and public duties that are imposed as a result of subscribing to and exercising the Share Options as well as selling the shares that they have acquired as a result of exercising the same.

17.	Governing Law and Jurisdiction

(1)	Japanese law shall be the governing law in connection with the Share Options.

(2)	The Tokyo District Court shall have exclusive jurisdiction over any dispute arising in connection with the Share Options.